EXHIBIT 10.1
                                                                    ------------


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               U.S.$2,000,000,000 REVOLVING TERM CREDIT FACILITIES
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                                CREDIT AGREEMENT

                                     BETWEEN

                                   NEXEN INC.
                           NEXEN HOLDINGS U.S.A. INC.
                          NEXEN PETROLEUM U.K. LIMITED
                                  AS BORROWERS

                                       AND

                       THE FINANCIAL INSTITUTIONS NAMED IN
                           SCHEDULE A ANNEXED HERETO,
           AND SUCH OTHER PERSONS AS BECOME PARTIES HERETO AS LENDERS,
                                   AS LENDERS

                                       AND

                            THE TORONTO-DOMINION BANK
                          TORONTO DOMINION (TEXAS) LLC
                    THE TORONTO-DOMINION BANK, LONDON BRANCH
                            AS AGENTS OF THE LENDERS

                            MADE AS OF JULY 22, 2005




--------------------------------------------------------------------------------
                                  TD SECURITIES
                        AS LEAD ARRANGER AND BOOK MANAGER
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

                                TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION.......................................................2
   1.1      DEFINITIONS........................................................2
   1.2      HEADINGS; ARTICLES AND SECTIONS...................................39
   1.3      NUMBER; PERSONS; INCLUDING........................................40
   1.4      ACCOUNTING PRINCIPLES.............................................40
   1.5      REFERENCES TO AGREEMENTS AND ENACTMENTS...........................40
   1.6      PER ANNUM CALCULATIONS............................................40
   1.7      SEPARATE OBLIGATIONS..............................................40
   1.8      SCHEDULES.........................................................41
ARTICLE 2 THE CREDIT FACILITIES...............................................41
   2.1      THE CREDIT FACILITIES.............................................41
   2.2      TYPES OF AVAILMENTS...............................................42
   2.3      PURPOSE...........................................................42
   2.4      AVAILABILITY AND NATURE OF THE CREDIT FACILITIES..................42
   2.5      MINIMUM DRAWDOWNS.................................................43
   2.6      LIBOR LOAN AND GBP LIBOR LOAN AVAILABILITY........................43
   2.7      NOTICE PERIODS FOR DRAWDOWNS, CONVERSIONS AND ROLLOVERS...........43
   2.8      CONVERSION OPTION.................................................44
   2.9      LIBOR LOAN AND GBP LIBOR LOAN ROLLOVERS; SELECTION OF LIBOR
            INTEREST PERIODS..................................................45
   2.10     ROLLOVERS AND CONVERSIONS NOT REPAYMENTS..........................45
   2.11     AGENT'S OBLIGATIONS WITH RESPECT TO CANADIAN PRIME RATE LOANS,
            U.S. BASE RATE LOANS, LIBOR LOANS, GBP LIBOR LOANS, U.S. PRIME
            RATE LOANS, USD CALL RATE LOANS AND GBP CALL RATE LOANS...........45
   2.12     LENDERS' AND AGENT'S OBLIGATIONS WITH RESPECT TO CANADIAN PRIME
            RATE LOANS, U.S. BASE RATE LOANS, LIBOR LOANS, GBP LIBOR LOANS,
            U.S. PRIME RATE LOANS, USD CALL RATE LOANS AND GBP CALL RATE
            LOANS.............................................................46
   2.13     IRREVOCABILITY....................................................46
   2.14     OPTIONAL CANCELLATION OR REDUCTION OF CREDIT FACILITIES...........46
   2.15     OPTIONAL REPAYMENT; ADDITIONAL REPAYMENT TERMS....................46
   2.16     MANDATORY REPAYMENT OF CREDIT FACILITIES..........................48
   2.17     CURRENCY EXCESS...................................................48
   2.18     DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES...........49
   2.19     EXTENSION OF MATURITY DATE........................................50
   2.20     HOSTILE ACQUISITIONS..............................................51
   2.21     REPLACEMENT OF LENDERS IN CERTAIN CIRCUMSTANCES...................52
   2.22     SWINGLINE LOANS...................................................55
   2.23     INCREASE IN TOTAL COMMITMENT......................................57
   2.24     ALLOCATION OF TOTAL COMMITMENT AMONG CREDIT FACILITIES............57
ARTICLE 3 CONDITIONS PRECEDENT TO DRAWDOWNS...................................59
   3.1      CONDITIONS FOR DRAWDOWNS..........................................59
   3.2      ADDITIONAL CONDITIONS FOR FIRST DRAWDOWN..........................59
   3.3      WAIVER............................................................60
ARTICLE 4 EVIDENCE OF DRAWDOWNS...............................................61
   4.1      ACCOUNT OF RECORD.................................................61
ARTICLE 5 PAYMENTS OF INTEREST AND FEES.......................................61

   5.1      INTEREST ON CANADIAN PRIME RATE LOANS.............................61
   5.2      INTEREST ON U.S. BASE RATE LOANS..................................62
   5.3      INTEREST ON LIBOR LOANS...........................................62
   5.4      INTEREST ON U.S. PRIME RATE LOANS.................................62
   5.5      INTEREST ON GBP CALL RATE LOANS...................................63
   5.6      INTEREST ON USD CALL RATE LOANS...................................63
   5.7      INTEREST ON GBP LIBOR LOANS.......................................63
   5.8      INTEREST ACT (CANADA); CONVERSION OF 360 DAY RATES................64
   5.9      NOMINAL RATES; NO DEEMED REINVESTMENT.............................64
   5.10     STANDBY FEES......................................................64
   5.11     AGENT'S FEES......................................................65
   5.12     INTEREST ON OVERDUE AMOUNTS.......................................65
   5.13     WAIVER............................................................65
   5.14     MAXIMUM RATE PERMITTED BY LAW.....................................65
ARTICLE 6 BANKERS' ACCEPTANCES................................................65
   6.1      BANKERS' ACCEPTANCES..............................................65
   6.2      FEES..............................................................66
   6.3      FORM AND EXECUTION OF BANKERS' ACCEPTANCES........................66
   6.4      POWER OF ATTORNEY; PROVISION OF BANKERS' ACCEPTANCES TO CANADIAN
            FACILITY LENDERS .................................................67
   6.5      MECHANICS OF ISSUANCE.............................................69
   6.6      ROLLOVER, CONVERSION OR PAYMENT ON MATURITY.......................70
   6.7      RESTRICTION ON ROLLOVERS AND CONVERSIONS..........................70
   6.8      ROLLOVERS.........................................................71
   6.9      CONVERSION INTO BANKERS' ACCEPTANCES..............................71
   6.10     CONVERSION FROM BANKERS' ACCEPTANCES..............................71
   6.11     BA EQUIVALENT ADVANCES............................................71
   6.12     TERMINATION OF BANKERS' ACCEPTANCES...............................72
ARTICLE 7 LETTERS OF CREDIT...................................................72
   7.1      AVAILABILITY......................................................72
   7.2      CURRENCY, TYPE, FORM AND EXPIRY...................................72
   7.3      NO CONVERSION.....................................................72
   7.4      POA LC PROVISIONS.................................................73
   7.5      FRONTED LC PROVISIONS.............................................74
   7.6      RECORDS...........................................................75
   7.7      REIMBURSEMENT OR CONVERSION ON PRESENTATION.......................76
   7.8      FRONTING LENDER INDEMNITY.........................................76
   7.9      FEES AND EXPENSES.................................................76
   7.10     ADDITIONAL PROVISIONS.............................................77
   7.11     CERTAIN NOTICES TO THE CANADIAN AGENT WITH RESPECT TO LETTERS
            OF CREDIT ........................................................81
ARTICLE 8 PLACE AND APPLICATION OF PAYMENTS...................................81
   8.1      PLACE OF PAYMENT OF PRINCIPAL, INTEREST AND FEES; PAYMENTS
            TO AGENT .........................................................81
   8.2      DESIGNATED ACCOUNTS OF THE LENDERS................................82
   8.3      FUNDS.............................................................82
   8.4      APPLICATION OF PAYMENTS...........................................82
   8.5      PAYMENTS CLEAR OF TAXES...........................................83
   8.6      SET OFF...........................................................87

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                                     -iii-


   8.7      MARGIN CHANGES; ADJUSTMENTS FOR MARGIN CHANGES; NOTICE OF
            RATING CHANGES ...................................................88
ARTICLE 9 REPRESENTATIONS AND WARRANTIES......................................89
   9.1      REPRESENTATIONS AND WARRANTIES....................................89
      (a)      EXISTENCE AND GOOD STANDING....................................89
      (b)      AUTHORITY......................................................89
      (c)      VALID AUTHORIZATION AND EXECUTION..............................89
      (d)      VALIDITY OF AGREEMENT - NON-CONFLICT...........................89
      (e)      OWNERSHIP OF PROPERTY..........................................90
      (f)      COMPLIANCE WITH OTHER INSTRUMENTS..............................90
      (g)      NON-DEFAULT....................................................90
      (h)      FINANCIAL CONDITION............................................90
      (i)      ABSENCE OF LITIGATION..........................................91
      (j)      COMPLIANCE WITH APPLICABLE LAWS, COURT ORDERS AND MATERIAL
               AGREEMENTS.....................................................91
      (k)      AUTHORIZATIONS IN EFFECT.......................................91
      (l)      REMITTANCES UP TO DATE.........................................91
      (m)      ENVIRONMENTAL..................................................92
      (n)      TAXES..........................................................92
      (o)      INVESTMENT AND HOLDING COMPANY STATUS..........................92
      (p)      ERISA..........................................................92
      (q)      COMPLIANCE WITH REGULATIONS T, U, AND X........................93
   9.2      DEEMED REPETITION.................................................93
   9.3      OTHER DOCUMENTS...................................................94
   9.4      EFFECTIVE TIME OF REPETITION......................................94
   9.5      NATURE OF REPRESENTATIONS AND WARRANTIES..........................94
ARTICLE 10 GENERAL COVENANTS..................................................95
   10.1     AFFIRMATIVE COVENANTS OF NEXEN....................................95
      (a)      PUNCTUAL PAYMENT AND PERFORMANCE...............................95
      (b)      MAINTENANCE AND OPERATION......................................95
      (c)      COMPLIANCE WITH LEGISLATION GENERALLY..........................95
      (d)      MATERIAL LITIGATION............................................96
      (e)      FINANCIAL STATEMENTS AND OTHER INFORMATION.....................96
      (f)      RIGHTS OF INSPECTION...........................................97
      (g)      NOTICE OF DEFAULT OR EVENT OF DEFAULT..........................97
      (h)      NOTICE OF MATERIAL ADVERSE EFFECT..............................97
      (i)      NOTICE OF NEW MATERIAL RESTRICTED SUBSIDIARIES.................97
      (j)      PAYMENT OF TAXES, WITHHOLDINGS, ETC............................97
      (k)      PAYMENT OF PREFERRED CLAIMS....................................98
      (l)      ENVIRONMENTAL COVENANTS........................................98
      (m)      USE OF LOANS...................................................99
   10.2     NEGATIVE COVENANTS OF NEXEN.......................................99
      (a)      CHANGE OF BUSINESS.............................................99
      (b)      NEGATIVE PLEDGE................................................99
      (c)      NO DISSOLUTION.................................................99
      (d)      NO MERGER, AMALGAMATION, ETC..................................100
      (e)      LIMIT ON RESTRICTED SUBSIDIARY DEBT...........................101
      (f)   LIMIT ON GUARANTEE OF UNRESTRICTED SUBSIDIARY DEBT...............101

   10.3     LONG TERM DEBT TO EBITDA RATIO...................................101
   10.4     CERTAIN COVENANTS OF THE U.S. BORROWER...........................101
   10.5     CERTAIN COVENANTS OF THE U.K. BORROWER...........................101
   10.6     AGENT MAY PERFORM COVENANTS......................................102
ARTICLE 11 EVENTS OF DEFAULT AND ACCELERATION................................102
   11.1     EVENTS OF DEFAULT................................................102
   11.2     ACCELERATION.....................................................105
   11.3     CONVERSION ON EVENT OF DEFAULT...................................106
   11.4     REMEDIES CUMULATIVE AND WAIVERS..................................106
   11.5     TERMINATION OF LENDERS' OBLIGATIONS..............................106
ARTICLE 12 CHANGE OF CIRCUMSTANCES...........................................107
   12.1     MARKET DISRUPTION RESPECTING LIBOR LOANS AND GBP LIBOR LOANS.....107
   12.2     MARKET DISRUPTION RESPECTING BANKERS' ACCEPTANCES................108
   12.3     CHANGE IN LAW....................................................109
   12.4     PREPAYMENT OF PORTION............................................111
   12.5     ILLEGALITY.......................................................111
ARTICLE 13 COSTS, EXPENSES AND INDEMNIFICATION...............................112
   13.1     COSTS AND EXPENSES...............................................112
   13.2     GENERAL INDEMNITY................................................112
   13.3     ENVIRONMENTAL INDEMNITY..........................................113
   13.4     CONTRACTING ON BEHALF OF INDEMNIFIED PARTIES AND
            INDEMNIFIED THIRD PARTIES........................................114
   13.5     JUDGMENT CURRENCY................................................114
ARTICLE 14 THE AGENT AND ADMINISTRATION OF THE CREDIT FACILITIES.............115
   14.1     AUTHORIZATION AND ACTION.........................................115
   14.2     PROCEDURE FOR MAKING LOANS.......................................115
   14.3     REMITTANCE OF PAYMENTS...........................................116
   14.4     REDISTRIBUTION OF PAYMENT........................................117
   14.5     DUTIES AND OBLIGATIONS...........................................118
   14.6     PROMPT NOTICE TO THE LENDERS.....................................119
   14.7     AGENT'S AND LENDERS' AUTHORITIES.................................119
   14.8     LENDER CREDIT DECISION...........................................120
   14.9     INDEMNIFICATION OF AGENT.........................................120
   14.10    SUCCESSOR AGENT..................................................121
   14.11    TAKING AND ENFORCEMENT OF REMEDIES...............................121
   14.12    RELIANCE UPON AGENT..............................................122
   14.13    NO LIABILITY OF AGENT............................................122
   14.14    ARTICLE FOR BENEFIT OF AGENT AND LENDERS.........................122
   14.15    AGENCY ACKNOWLEDGMENT............................................122
ARTICLE 15 GENERAL...........................................................123
   15.1     EXCHANGE AND CONFIDENTIALITY OF INFORMATION......................123
   15.2     NATURE OF OBLIGATION UNDER THIS AGREEMENT........................124
   15.3     NOTICES..........................................................124
   15.4     GOVERNING LAW....................................................127
   15.5     BENEFIT OF THE AGREEMENT.........................................127
   15.6     ASSIGNMENT.......................................................127
   15.7     PARTICIPATIONS...................................................129

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                                      -v-


   15.8     SEVERABILITY.....................................................130
   15.9     WHOLE AGREEMENT..................................................130
   15.10    AMENDMENTS AND WAIVERS...........................................130
   15.11    FURTHER ASSURANCES...............................................131
   15.12    ATTORNMENT.......................................................131
   15.13    TIME OF THE ESSENCE..............................................131
   15.14    CHANGE OF CURRENCY...............................................131
   15.15    USA PATRIOT ACT..................................................131
   15.16    CREDIT AGREEMENT GOVERNS.........................................132
   15.17    COUNTERPARTS.....................................................132

                                CREDIT AGREEMENT

THIS AGREEMENT is made as of July 22, 2005

B E T W E E N:

                  NEXEN INC., a corporation subsisting under the laws of Canada,

                                                              OF THE FIRST PART,

                                     - and -

                  NEXEN HOLDINGS U.S.A. INC., a corporation subsisting under the laws of Delaware,

                                                             OF THE SECOND PART,

                                     - and -

                  NEXEN PETROLEUM U.K. LIMITED, a company subsisting under the laws of England and Wales,

                                                              OF THE THIRD PART,

                  THE TORONTO-DOMINION BANK and those other financial institutions named on Schedule A annexed hereto, together with such other persons as become parties hereto, as lenders,

                                                             OF THE FOURTH PART,

                                     - and -

                  THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Canadian Facility Lenders hereunder,

                                                              OF THE FIFTH PART,

                                     - and -

                  TORONTO DOMINION (TEXAS) LLC, as agent of the U.S. Facility Lenders hereunder,

                                                              OF THE SIXTH PART,

                                     - and -

                  THE TORONTO-DOMINION BANK, LONDON BRANCH, as agent of the U.K. Facility Lenders hereunder,

                                                            OF THE SEVENTH PART.

                  WHEREAS the Borrowers have requested the Lenders to provide the Credit Facilities to the Borrowers on the terms and conditions herein set forth;

                  AND WHEREAS the Lenders have agreed to provide the Credit Facilities to the Borrowers on the terms and conditions herein set forth;

                  AND WHEREAS the Lenders wish the Agents to act on their behalf with regard to certain matters associated with the Credit Facilities;

                  NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         In this Agreement, unless something in the subject matter or context is inconsistent therewith:

"ADDITIONAL COMMITMENTS" has the meaning set out in Section 2.23.

"ADDITIONAL COMPENSATION" has the meaning set out in Section 12.3(1).

"ADVANCE" means an advance of funds made by the Lenders or by any one or more of them to a Borrower (including by way of a Swingline Loan under the Canadian Facility), but does not include any Conversion or Rollover.

"AFFECTED LOAN" has the meaning set out in Section 12.4.

"AFFILIATE" means any person which, directly or indirectly, controls, is controlled by or is under common control with another person; and, for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" or "under common control with") means the power to direct or cause the direction of the management and policies of any person, whether through the ownership of shares or by contract or otherwise.

"AGENCY FEE AGREEMENT" means the Agency Fee Agreement dated as of even date herewith among the Borrowers and all of the Agents respecting the payment of certain fees and other amounts to: (a) the Canadian Agent by Nexen; (b) the U.S. Agent by the U.S. Borrower; and (c) the U.K. Agent by the U.K. Borrower.

"AGENT" means any one or more of the Canadian Agent, the U.S. Agent and the U.K. Agent as applicable and as the context requires and, in the context of provisions hereunder relating to:

         (a)      the Canadian Facility and Loans thereunder, means the Canadian
                  Agent;

         (b)      the U.S. Facility and Loans thereunder, means the U.S. Agent;
                  and

         (c)      the U.K. Facility and Loans thereunder, means the U.K. Agent.

"AGENT'S ACCOUNTS" means the following accounts maintained by the applicable Agent to which payments and transfers under this Agreement are to be effected:

         (a)      in respect of the Canadian Facility:

                  (i) for Canadian Dollars: The Toronto-Dominion Bank, Toronto, SWIFT: TDOMCATTTOR, Account No. 0360-01-2301253, in favour of TD Bank Toronto Corporate Lending; and

                  (ii) for United States Dollars: Bank of America, N.A., New York, SWIFT: BOFAUS3N, Account No. 6550-826-336, account with: The Toronto-Dominion Bank, Toronto,
                           SWIFT: TDOMCATTTOR, in favour of TD Bank Toronto Corporate Lending, Account No. 0360-01-2301447;

         (b) in respect of the U.S. Facility: Bank of America, N.A., New York, SWIFT: BOFAUS3N, ABA No. 026-009-593, in favour of TD Texas, Account No. 6550-6-53000; and

         (c)      in respect of the U.K. Facility:

                  (i) for United States Dollars: Bank of America, N.A., New York, SWIFT: BOFAUS3N, Account No. 6550-826-336, account with: The Toronto-Dominion Bank, Toronto,
                           SWIFT: TDOMCATTTOR, in favour of TD Bank London TDOMGB2L, Account No. 0360-01-2287673; and

                  (ii)     for Pounds Sterling: HSBC Bank PLC London, SWIFT:
                           MIDLGB22, Account No.: 00499244, account with: TD Bank London TDOMGB2L, account no.: 0360-01-2287479,

or such other account or accounts as the applicable Agent may from time to time designate by notice to the Borrowers and the Lenders.

"AGREEMENT" means this credit agreement, as the same may be amended, modified, supplemented or restated from time to time in accordance with the provisions hereof.

"APPLICABLE PRICING RATE", as regards any Loan or the standby fees payable in accordance with Section 5.10, means, when and for so long as the unsecured, unsubordinated long term debt of Nexen is rated one of the following or is unrated (as the case may be) by a Designated Rating Agency, the percentage rate per annum set forth opposite such rating or indication in the column applicable to the type of Loan in question or such standby fee:

-----------------------------------------------------------------------------------------------------------
                                              MARGIN ON CANADIAN   MARGIN ON LIBOR AND
                                              PRIME RATE LOANS,      GBP LIBOR LOANS,
                                            U.S. BASE RATE LOANS,  ACCEPTANCE FEES FOR
                                               U.S. PRIME RATE           BANKERS'
                                             LOANS, GBP CALL RATE    ACCEPTANCES AND
                                                  LOANS AND         ISSUANCE FEES FOR      STANDBY FEE ON
      MOODY'S                  S&P            USD CALL RATE LOANS    LETTERS OF CREDIT    CREDIT FACILITIES
-----------------------------------------------------------------------------------------------------------
    A2 or higher           A or higher          0.0% per annum       0.35% per annum      0.11% per annum
-----------------------------------------------------------------------------------------------------------
         A3                    A-               0.0% per annum       0.40% per annum      0.12% per annum
-----------------------------------------------------------------------------------------------------------
        Baa1                  BBB+              0.0% per annum       0.50% per annum      0.13% per annum
-----------------------------------------------------------------------------------------------------------
        Baa2                   BBB              0.0% per annum       0.60% per annum      0.14% per annum
-----------------------------------------------------------------------------------------------------------
        Baa3                  BBB-              0.0% per annum       0.75% per annum      0.17% per annum
-----------------------------------------------------------------------------------------------------------
below Baa3 or if not  below BBB- or if not      0.0% per annum       0.95% per annum      0.18% per annum
  rated by Moody's        rated by S&P
-----------------------------------------------------------------------------------------------------------

provided that:

         (a) the above rates per annum applicable to Libor Loans and GBP Libor Loans, the acceptance fees for Bankers' Acceptances and the issuance fees for Letters of Credit shall each increase (as applicable) by 0.10% per annum under a Credit Facility if and for so long as the Outstanding Principal under such Credit Facility exceeds 50% of the amount of such Credit Facility; in addition, if and for so long as the above rate per annum has been increased to 1.05% per annum for Libor Loans in accordance with the foregoing, the above rate per annum applicable to Canadian Prime Rate Loans, U.S. Base Rate Loans, U.S. Prime Rate Loans, GBP Call Rate Loans and USD Call Rate Loans under a Credit Facility shall be 0.05% per annum;

         (b) issuance fees for Letters of Credit which are not "direct credit substitutes" within the meaning of the Capital Adequacy Requirements (as determined by the Canadian Agent) shall be 66?% of the rate specified above;

         (c) the ratings in the above table refer to the unsecured, unsubordinated long term debt rating classifications of Moody's and S&P on the date hereof; all references in this definition to any such rating shall be deemed to be to the then equivalent rating of the relevant Designated Rating Agency;

         (d) the above rates per annum applicable to Libor Loans and USD Call Rate Loans are expressed on the basis of a year of 360 days and the above rates per annum applicable to all other Loans are expressed on the basis of a year of 365 days;

         (e) changes in the Applicable Pricing Rate shall be effective in accordance with Section 8.7;

         (f) the above changes in the Applicable Pricing Rate shall apply, as at the effective dates of such changes, to Libor Loans and GBP Libor Loans outstanding on such dates, but only for those portions of applicable Interest Periods falling within those times during which the changes in Applicable Pricing Rate are effective, as provided above;

         (g) if at any time the debt rating assigned by one of the Designated Rating Agencies is in a rating subcategory which is one rating subcategory higher than the debt rating assigned by the other such agency, then the Applicable Pricing Rate shall be determined by reference to the rates per annum opposite the higher of the debt ratings so assigned and if the debt rating so assigned by one of such agencies is in a rating subcategory which is more then one rating subcategory higher than the debt rating assigned by the other, then the Applicable Pricing Rate shall be the simple average of the relevant rates per annum opposite the debt rating assigned by each Designated Rating Agency; and

         (h)      for the purposes of subparagraph (g) of this definition:

                  (i) the lack of a designation of a debt rating as "+" or "-" , as the case may be, shall be deemed to be a designation by the relevant Designated Rating Agency of a rating in the middle of the relevant rating category;

                  (ii) "RATING SUBCATEGORY" means each designation of "1", "2", "3", "+" or "-" (whether expressly or in accordance with subparagraph (i) above) by the Designated Rating Agencies to indicate relative strength within rating categories; and

                  (iii) Moody's and S&P rating subcategories set forth in the same row of the above table are equivalent to the rating subcategory of the other Designated Rating Agency appearing immediately opposite the same in such row.

"ASSIGNED INTERESTS" has the meaning set out in Section 2.21.

"ASSIGNMENT AGREEMENT" means an assignment agreement substantially in the form of Schedule B annexed hereto, with such modifications thereto as may be required from time to time by the Agent, acting reasonably.

"BA DISCOUNT RATE" means:

         (a) in relation to a Bankers' Acceptance accepted by a Schedule I Lender, the CDOR Rate;

         (b) in relation to a Bankers' Acceptance accepted by a Schedule II Lender or Schedule III Lender, the lesser of:

                  (i) the Discount Rate then applicable to bankers' acceptances accepted by such Schedule II Lender or
                           Schedule III Lender; and

                  (ii)     the CDOR Rate plus 0.10% per annum,
                  provided that if both such rates are equal, then the "BA Discount Rate" applicable thereto shall be the rate specified in (i) above; and

         (c)      in relation to a BA Equivalent Advance:

                  (i)      made by a Schedule I Lender, the CDOR Rate;

                  (ii) made by a Schedule II Lender or Schedule III Lender, the rate determined in accordance with subparagraph
                           (b) of this definition; and

                  (iii) made by any other Lender, the CDOR Rate plus 0.10% per annum.

"BA EQUIVALENT ADVANCE" means, in relation to a Drawdown of, Conversion into or Rollover of Bankers' Acceptances, an Advance in Canadian Dollars made by a Non-Acceptance Lender as part of such Loan.

"BANKERS' ACCEPTANCE" means a draft in Canadian Dollars drawn by Nexen, accepted by a Lender and issued for value pursuant to this Agreement.

"BANKING DAY" means, in respect of (i) any GBP Libor Loans, a day on which banks are open for business in Calgary, Alberta, Toronto, Ontario and London, England,
(ii) any Libor Loans, GBP Call Rate Loans and USD Call Rate Loans, a day on which banks are open for business in Calgary, Alberta, Toronto, Ontario, New York, New York and London, England, and, for all other purposes, shall mean a day on which banks are open for business in Calgary, Alberta, Toronto, Ontario and New York, New York, but does not in any event include a Saturday or a Sunday.

"BORROWERS" means, collectively, Nexen, the U.K. Borrower and the U.S. Borrower and "BORROWER" means any one of them; provided that, "BORROWER", in the context of provisions hereunder relating to:

         (a)      the Canadian Facility and Loans thereunder, means Nexen;

         (b)      the U.S. Facility and Loans thereunder, means the U.S.
                  Borrower; and

         (c)      the U.K. Facility and Loans thereunder, means the U.K.
                  Borrower.

"CANADIAN AGENT" means The Toronto-Dominion Bank in its capacity as agent for and on behalf of the Canadian Facility Lenders with respect to the Canadian Facility, and includes any successors thereto in such capacity.

"CANADIAN DOLLARS" and "CDN.$" mean the lawful money of Canada.

"CANADIAN FACILITY" means the credit facility in the maximum principal amount of up to U.S.$2,000,000,000 (or the Equivalent Amount thereof), which, as at the date hereof, is in the maximum principal amount set forth in Section 2.24 and, hereafter, shall be in the maximum principal amount as determined from time to time in accordance with Section 2.24, to be made available to Nexen by the Canadian Facility Lenders in accordance with the provisions hereof, subject to any increase in accordance with the provisions of Section 2.23 and any reduction in accordance with the other applicable provisions hereof.

"CANADIAN FACILITY COMMITMENT" means the commitment by each Canadian Facility Lender under the Canadian Facility to provide up to the amount of United States Dollars (or the Equivalent Amount thereof) set forth opposite its name in Schedule A annexed hereto in the column with the heading "Canadian Facility Commitment", subject to any increase in accordance with the provisions of
Section 2.23 and any reduction in accordance with the other applicable provisions hereof; provided that, at any time:

         (a) the Canadian Facility Commitment of a Canadian Facility Lender shall be the amount of its Total Lender Commitment then allocated to its Canadian Facility Commitment in accordance with the provisions of Section 2.24; and

         (b) each Canadian Facility Lender shall only be required under its Canadian Facility Commitment to provide the amount of United States Dollars (or the Equivalent Amount thereof) equal to its Canadian Facility Commitment in accordance with the provisions of Section 2.24.

"CANADIAN FACILITY LENDER" means each Lender identified as such on Schedule A annexed hereto.

"CANADIAN PRIME RATE" means, for any day, the greater of:

         (a) the rate of interest per annum established from time to time by the Canadian Agent as the reference rate of interest for the determination of interest rates that the Canadian Agent will charge to customers of varying degrees of creditworthiness in Canada for Canadian Dollar demand loans in Canada; and

         (b) the rate of interest per annum equal to the average annual yield rate for one month Canadian Dollar bankers' acceptances which rate is shown on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuters Limited (or any successor thereto or Affiliate thereof) at 10:00 a.m. (Toronto time) on such day or, if such day is not a Banking Day, on the immediately preceding Banking Day, plus 1.00% per annum;

provided that if both such rates are equal or if such one month bankers' acceptance rate is unavailable for any reason on any date of determination, then the "Canadian Prime Rate" shall be the rate specified in (a) above.

"CANADIAN PRIME RATE LOAN" means an Advance in, or Conversion into, Canadian Dollars made by the Canadian Facility Lenders to Nexen with respect to which Nexen has specified or a provision hereof requires that interest is to be calculated by reference to the Canadian Prime Rate.

"CANADIAN QUALIFYING LENDER" means a Lender which is either:

         (a)      a resident of Canada for purposes of the INCOME TAX ACT
                  (Canada); or

         (b) an authorized foreign bank as defined in section 2 of the BANK ACT (Canada) which receives all amounts paid or credited to such Lender under this Agreement in respect of its "Canadian banking business" for purposes of paragraph 212(13.3)(a) of the INCOME TAX ACT (Canada).

"CAPITAL ADEQUACY REQUIREMENTS" means Guideline A, Part I, dated January 2001, entitled "Capital Adequacy Requirements" and Guideline A, Part II, dated November 1997, entitled "Capital Adequacy Requirements - Market Risk" each issued by the Office of the Superintendent of Financial Institutions Canada (which encompass the guidelines contained in the report dated July 1988 and entitled "International Convergence of Capital Measurement and Capital Standards" released by the Basel Committee on Banking Regulations and Supervisory Practices of the Bank for International Settlements) and all other guidelines or requirements relating to capital adequacy issued by the Office of the Superintendent of Financial Institutions Canada or any other Governmental Authority regulating or having jurisdiction with respect to any Lender, as amended, modified, supplemented, reissued or replaced from time to time.

"CAPITAL SECURITIES" means securities, including debt securities, issued by Nexen which at all times have the following characteristics:

         (a) an initial final maturity extending beyond the last Maturity Date applicable to any Lender or Lenders;

         (b) no scheduled payments of principal thereunder prior to the last Maturity Date applicable to any Lender or Lenders;

         (c) a Default, Event of Default, acceleration of the payment of the Obligations or enforcement of the rights and remedies of the Lenders under the Documents or a default, event of default, acceleration or similar circumstance under any other Senior Debt shall not (i) cause a default or event of default (with the passage of time or otherwise) under such securities or the indenture governing the same, or (ii) cause or permit the obligations thereunder to be due and payable prior to the stated maturity thereof;

         (d) payments of principal due and payable thereunder can be satisfied by delivering common shares in the capital of Nexen in accordance with the indenture governing such securities;

         (e) all amounts payable in respect to such securities are subordinate and junior in right of payment to the prior payment in full of all Obligations and any other Senior Debt upon a payment default on any Senior Debt in respect of which any applicable grace period has ended and such default has not been cured or waived or ceased to exist or the acceleration of any Senior Debt which has not been rescinded; and

         (f) such securities shall not be entitled to any distribution upon the distribution of assets of Nexen to creditors for any reason (except in connection with any proceeding permitted under Section 10.2(d)), including dissolution, bankruptcy or any such similar proceedings, until all Obligations and all other Senior Debt have been paid in full;

provided that, for certainty, Capital Securities shall include Nexen's 7.35% Subordinated Notes due November 1, 2043 issued pursuant to a Subordinated Debt Indenture dated as of November 4, 2003 between Nexen and Deutsche Bank Trust Company Americas, provided that such Notes at all times have all of the characteristics described in subparagraphs (a) to (f), inclusive, above of this definition.

"CDOR RATE" means, on any date on which Bankers' Acceptances are to be issued pursuant hereto, the per annum rate of interest which is the rate determined as being the arithmetic average of the annual yield rates applicable to Canadian Dollar bankers' acceptances having identical issue and comparable maturity dates as the Bankers' Acceptances proposed to be issued by Nexen displayed and identified as such on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuters Limited (or any successor thereto or Affiliate thereof) as at approximately 10:00 a.m. (Toronto time) on such day, or if such day is not a Banking Day, then on the immediately preceding Banking Day (as adjusted by the Canadian Agent in good faith after 10:00 a.m. (Toronto time) to reflect any error in a posted rate or in the posted average annual rate); provided, however, if such a rate does not appear on such CDOR Page, then the CDOR Rate, on any day, shall be the Discount Rate quoted by the Canadian Agent (determined as of 10:00 a.m. (Toronto time) on such day) which would be applicable in respect of an issue of bankers' acceptances in a comparable amount and with comparable maturity dates to the Bankers' Acceptances proposed to be issued by Nexen on such day, or if such day is not a Banking Day, then on the immediately preceding Banking Day.

"CLEARING HOUSE" has the meaning set out in Section 6.4(1)(a).

"CODE" means the INTERNAL REVENUE CODE OF 1986 (United States).

"COMMITMENT" means a Canadian Facility Commitment, a U.K. Facility Commitment or a U.S. Facility Commitment, as the context requires.

"COMMODITY AGREEMENT" means any agreement for the making or taking of delivery of any commodity (including Petroleum Substances), any commodity swap agreement, floor, cap or collar agreement or commodity future or option or other similar agreements or arrangements, or any combination thereof, entered into by Nexen or a Restricted Subsidiary where the subject matter of the same is any commodity or the price, value or amount payable thereunder is dependent or based upon the price of any commodity or fluctuations in the price of any commodity.

"COMPLIANCE CERTIFICATE" means a certificate of Nexen signed on its behalf by the president, chief financial officer, vice president-finance or treasurer of Nexen, substantially in the form annexed hereto as Schedule C, to be given to the Canadian Agent and the Lenders by Nexen pursuant hereto.

"CONFLICTED LENDER" has the meaning set out in Section 2.20(1).

"CONSOLIDATED NET TANGIBLE ASSETS" means, as at any date of determination, all consolidated assets of Nexen (other than assets and liabilities of Unrestricted Subsidiaries) as shown in a consolidated balance sheet of Nexen for such date, less the aggregate of the following amounts reflected upon such balance sheet:

         (a) all goodwill, deferred assets, trademarks, copyrights and other similar intangible assets;

         (b) to the extent not already deducted in computing such assets and without duplication, depreciation, depletion, amortization, reserves and any other account which reflects a decrease in the value of an asset or a periodic allocation of the cost of an asset; provided that no deduction shall be made under this subparagraph (b) to the extent that such account reflects a decrease in value or periodic allocation of the cost of any asset referred to in subparagraph (a) above;

         (c)      minority interests;

         (d)      current liabilities;

         (e) Non-Recourse Assets to the extent of the outstanding Non-Recourse Debt financing such assets;

         (f)      for certainty, Defeasance Deposits;

         (g)      for certainty, the consolidated assets of Monetization
                  Vehicles; and

         (h)      investments in and advances to Unrestricted Subsidiaries;

all as determined in accordance with GAAP.

"CONVERSION" means a conversion or deemed conversion of a Loan into another type of Loan pursuant to the provisions hereof; provided that, subject to Section 2.8 and to Article 6 with respect to Bankers' Acceptances, the conversion of a Loan denominated in one currency to a Loan denominated in another currency shall be effected by repayment of the Loan or portion thereof being converted in the currency in which it was denominated and the readvance to the Borrower of the Loan into which such conversion was made.

"CONVERSION DATE" means the date specified by a Borrower as being the date on which such Borrower has elected to convert, or this Agreement requires the conversion of, one type of Loan into another type of Loan and which shall be a Banking Day.

"CONVERSION NOTICE" means a notice substantially in the form annexed hereto as Schedule D to be given to the applicable Agent by a Borrower pursuant hereto.

"CREDIT FACILITIES" means, collectively, the Canadian Facility, the U.K. Facility and the U.S. Facility, and "CREDIT FACILITY" means any one of such credit facilities.

"CURRENCY EXCESS" has the meaning set out in Section 2.17.

"CURRENCY EXCESS DEFICIENCY" has the meaning set out in Section 2.17.

"CURRENCY HEDGING AGREEMENT" means any currency swap agreement, cross-currency agreement, forward agreement, floor, cap or collar agreement, futures or options, insurance or other similar agreement or arrangement, or any combination thereof, entered into by Nexen or a Restricted Subsidiary where the subject matter of the same is currency exchange rates or the price, value or amount payable thereunder is dependent or based upon currency exchange rates or fluctuations in currency exchange rates as in effect from time to time.

"DBNA" has the meaning set out in Section 6.4(1)(a).

"DEBT" means, as at any date of determination and determined without duplication:

         (a)      indebtedness of Nexen and its Subsidiaries for borrowed money;

         (b)      obligations of Nexen and its Subsidiaries arising pursuant to:

                  (i) bankers' acceptances (including payment and reimbursement obligations in respect thereof) and commercial paper programs; or

                  (ii) letters of credit and letters of guarantee supporting obligations which would otherwise constitute Debt within the meaning of this definition or indemnities issued in connection therewith, in each case, to the extent of the principal amount of the outstanding obligations that would otherwise constitute Debt;

         (c) obligations of Nexen and its Subsidiaries with respect to drawings under all other letters of credit and letters of guarantee which have not been reimbursed;

         (d) obligations of Nexen and its Subsidiaries under guarantees, indemnities, assurances, legally binding comfort letters or other contingent obligations relating to the indebtedness of any other person or the obligations of any other person which would otherwise constitute Debt within the meaning of this definition and all other obligations incurred for the purpose of or having the effect of providing financial assistance to another person in respect of indebtedness or such other Debt obligations, including endorsements of bills of exchange (other than for collection or deposit in the ordinary course of business), to the extent of the principal amount of the outstanding obligations that would otherwise constitute Debt;

         (e) all obligations of Nexen and its Subsidiaries created or arising under any: (i) conditional sales agreement or other title retention agreement, (ii) capital lease (to the extent of the amount required to be accounted for as a capital lease under GAAP) or (iii) other lease financing out of the ordinary course of business;

         (f) all indebtedness of Nexen and its Subsidiaries representing the deferred purchase price of any property to the extent that such indebtedness is or remains unpaid after the expiry of 180 days from the date such indebtedness arose or was incurred; and

         (g) all amounts which would be required to be paid by Nexen or any Restricted Subsidiary upon the redemption of shares in the capital of Nexen or any Restricted Subsidiary if such shares are then redeemable at the option of the holder thereof prior to the latest Maturity Date applicable to any Lender or Lenders and are not then owned by Nexen or a Restricted Subsidiary;

and shall exclude:

         (h)      for certainty, any Debt owing to Nexen or a Restricted
                  Subsidiary;

         (i)      Non-Recourse Debt;

         (j)      for certainty, Debt of a Monetization Vehicle;

         (k) to the extent that it would otherwise constitute Debt, Unrestricted Subsidiary Debt which Nexen and its Restricted Subsidiaries have not guaranteed or otherwise become liable for or contingently liable for; and

         (l) any particular indebtedness if, upon or prior to the maturity thereof, there shall have been irrevocably deposited with the proper depository in trust the necessary cash or marketable debt instruments (such irrevocably deposited cash and marketable debt instruments, collectively, "DEFEASANCE DEPOSITS") for the payment, redemption or satisfaction of such indebtedness in accordance with the provisions of the indenture, agreement or other instrument governing such indebtedness and, thereafter, such Defeasance Deposits so deposited are not included in any computation of the assets of Nexen or any of its Subsidiaries.

The amount of Debt at any date shall be the outstanding principal balance at such date of all unconditional obligations described above; provided that, the amount at any time of indebtedness issued with original issue discount shall be the accreted amount thereof determined in accordance with GAAP, except for bankers' acceptances or other short-term indebtedness for borrowed money which shall be the face amount payable upon the maturity thereof. For certainty, for the purpose of the determination of "Long-Term Debt" and the financial covenant in Section 10.3, "Debt" shall mean an amount equal to the sum (without duplication) of the foregoing subparagraphs (a) to (g), inclusive, after excluding the amounts referred to in subparagraphs (h) to (l), inclusive.

"DEFAULT" means any event or condition which, with the giving of notice, lapse of time or upon a declaration or determination being made (or any combination thereof), would constitute an Event of Default.

"DEFEASANCE DEPOSITS" has the meaning set out in subparagraph (l) of the definition of "Debt" in Section 1.1.

"DESIGNATED RATING AGENCIES" means Moody's and S&P.

"DIRECTION" has the meaning set out in Section 8.5(7)(b)(ii).

"DISCOUNT PROCEEDS" means the net cash proceeds to Nexen from the sale of a Bankers' Acceptance pursuant hereto or, in the case of BA Equivalent Advances, the amount of a BA Equivalent Advance at the BA Discount Rate, in any case, before deduction or payment of the fees to be paid to the Lenders under Section 6.2.

"DISCOUNT RATE" means, with respect to the issuance of a bankers' acceptance, the rate of interest per annum, calculated on the basis of a year of 365 days, (rounded upwards, if necessary, to the nearest whole multiple of 1/100th of one percent) which is equal to the discount exacted by a purchaser taking initial delivery of such bankers' acceptance, calculated as a rate per annum and as if the issuer thereof received the discount proceeds in respect of such bankers' acceptance on its date of issuance and had repaid the respective face amount of such bankers' acceptance on the maturity date thereof.

"DISSENTING LENDER" has the meaning set out in Section 2.21.

"DOCUMENTS" means, collectively, this Agreement, the Agency Fee Agreement, the Nexen Guarantee and all certificates, notices, instruments and other documents delivered or to be delivered to the Agent or the Lenders, or both, in relation to the Credit Facilities pursuant hereto or thereto and, when used in relation to any person, the term "Documents" shall mean and refer to the Documents executed and delivered by such person.

"DRAFTS" means drafts, bills of exchange, receipts, acceptances, demands and other requests for payment drawn or issued under a Letter of Credit.

"DRAWDOWN" means:

         (a) an Advance of a Canadian Prime Rate Loan, U.S. Base Rate Loan, Libor Loan, U.S. Prime Rate Loan, GBP Call Rate Loan, USD Call Rate Loan or GBP Libor Loan;

         (b) the issue of Bankers' Acceptances (or the making of a BA Equivalent Advance in lieu thereof) other than as a result of Conversions or Rollovers; or

         (c)      the issue of Letters of Credit.

"DRAWDOWN DATE" means the date on which a Drawdown is made by a Borrower pursuant to the provisions hereof and which shall be a Banking Day.

"DRAWDOWN NOTICE" means a notice substantially in the form annexed hereto as Schedule E to be given to the applicable Agent by a Borrower pursuant hereto.

"EBITDA" of Nexen in any financial period means the Net Income for such period, plus:

         (a)      Interest Expense, to the extent deducted in determining Net
                  Income;

         (b) all amounts deducted in the calculation of Net Income in respect of the provision for income taxes (in accordance with GAAP);

         (c) all amounts deducted in the calculation of Net Income in respect of non-cash items, including depletion, depreciation, amortization and future income tax liabilities;

         (d) all amounts deducted in the calculation of Net Income in respect of exploration expense; and

         (e)      equity loss and extraordinary and non-recurring losses;

less:    (f)      equity income and extraordinary and non-recurring income and gains;

         (g) any Net Income from or attributable to Non-Recourse Assets to which income (or proceeds thereof) the lenders or other creditors holding Non-Recourse Debt may have recourse under any circumstances; and

         (h) for certainty, any Net Income from or attributable to a Monetization Vehicle, unless and until such Net Income has been distributed to and actually received by Nexen or any of its Restricted Subsidiaries free and clear of any claims or security of, or recourse thereto by, creditors of such Monetization Vehicle.

"ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial actions, suits, demands, claims, liens, notices of non-compliance or violation, investigations, inspections, inquiries or proceedings relating in any way to any Environmental Laws or to any permit issued under any such Environmental Laws including:

         (a) any claim by a Governmental Authority for enforcement, clean-up, removal, response, remedial or other actions or damages pursuant to any Environmental Laws; and

         (b) any claim by a person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive or other relief resulting from or relating to Hazardous Materials, including any Release thereof, or arising from alleged injury or threat of injury to human health or safety (arising from environmental matters) or the environment.

"ENVIRONMENTAL LAWS" means all applicable federal, provincial, state, regional, municipal or local laws with respect to the environment or environmental or public health and safety matters contained in statutes, regulations, rules, ordinances, orders, judgments, approvals, notices, permits or policies, guidelines or directives having the force of law.

"EQUIVALENT AMOUNT" means, on any date, the equivalent amount in Canadian Dollars, United States Dollars or Pounds Sterling, as the case may be, after giving effect to a conversion of a specified amount of:

         (a)      United States Dollars or Pounds Sterling to Canadian Dollars;

         (b)      Canadian Dollars or Pounds Sterling to United States Dollars;
                  or

         (c)      Canadian Dollars or United States Dollars to Pounds Sterling,

as the case may be, in each case at the applicable noon rate of exchange for Canadian interbank transactions established by the Bank of Canada for the day in question, or, if any such rate of exchange is for any reason unavailable, at the spot rate quoted for wholesale transactions by the Canadian Agent at approximately noon (Toronto time) on that date in accordance with its normal practice.

"ERISA" means the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 (United
States).

"ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with Nexen, is treated as a single employer under Section 414(b),
(c), (m) or (o) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

"ERISA EVENT" means (a) any "reportable event", as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived by regulation); (b) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (c) the filing of a notice of intent to terminate with the PBGC; (d) the receipt by Nexen or any ERISA Affiliate or the treatment of a plan amendment as a termination under Section 4041 of ERISA of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan;
(e) the incurrence by Nexen or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (f) the receipt by Nexen or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Nexen or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

"EVENT OF DEFAULT" has the meaning set out in Section 11.1.

"EXCLUDED TAXES" has the meaning set out in Section 8.5(1).

"EXISTING SYNDICATED FACILITIES" means, collectively, the following senior credit facilities of Nexen:

         (a) the credit facilities established pursuant to the Restated Credit Agreement made as of April 14, 1997 and amended and restated as of October 16, 2000 (as amended to the date hereof);

         (b) the credit facility established pursuant to the Restated Credit Agreement made as of December 29, 1988 and amended and restated as of November 17, 2000 (as amended to the date hereof); and

         (c) the credit facilities established pursuant to the Credit Agreement made as of November 26, 2004.

"EXTENDING LENDERS" has the meaning set out in Section 2.19(3).

"EXTENSION REQUEST" has the meaning set out in Section 2.19(1)(a).

"FEDERAL FUNDS RATE" means, for any day, the rate of interest per annum equal to
(i) the weighted average (rounded upwards, if necessary, to the next 1/100th of one percent per annum) of the annual rates of interest on overnight Federal funds transactions with members of the Federal Reserve System of the United States of America (or any successor thereof) arranged by Federal funds brokers on such day, as published on the next succeeding Banking Day by the Federal Reserve Bank of New York (or any successor thereto) or, (ii) if such day is not a Banking Day, such weighted average for the immediately preceding Banking Day for which the same is published or, (iii) if such rate is not so published for any day that is a Banking Day, the average (rounded upwards, if necessary, to the next 1/100th of one percent per annum) of the quotations for such day on such transactions received by the U.S. Agent from three Federal funds brokers of recognized standing selected by the U.S. Agent.

"FEDERAL RESERVE SYSTEM" means the Board of Governors of the Federal Reserve System of the United States of America or any successor thereof.

"FINANCIAL INSTRUMENT OBLIGATIONS" means obligations arising under Interest Hedging Agreements, Currency Hedging Agreements and Commodity Agreements entered into by Nexen or a Subsidiary.

"FINANCING LENDER" has the meaning set out in Section 2.20(1).

"FRONTED LC" means a Letter of Credit issued by a Fronting Lender for the account of the Canadian Facility Lenders.

"FRONTING LENDER" means, each to a maximum of its respective Fronting Limit, (a) initially, The Toronto-Dominion Bank, BNP Paribas (Canada), Canadian Imperial Bank of Commerce, Royal Bank of Canada, Bank of America, N.A., Canada Branch, Citibank, N.A., Canadian Branch, Deutsche Bank AG, Canada Branch or The Bank of Nova Scotia or (b) such other Canadian Facility Lender as is selected by the Canadian Agent and Nexen, which assumes in writing with Nexen, the Canadian Facility Lenders and the Canadian Agent, the obligation of issuing Letters of Credit for the account of the Canadian Facility Lenders under the Canadian Facility; provided that, with respect to particular usage herein and if the context requires, "Fronting Lender" shall mean the Canadian Facility Lender which has issued the Letter of Credit in question.

"FRONTING LIMIT" means, with respect to each Fronting Lender, the maximum Outstanding Principal of Letters of Credit for which such Lender is obligated to be the Fronting Lender hereunder, which limit is set forth opposite the name of such Fronting Lender on Schedule A annexed hereto, as amended from time to time with the written consent of the applicable Fronting Lender.

"GAAP" has the meaning set out in Section 1.4.

"GBP CALL RATE" means, for any day:

         (a) the overnight rate of interest per annum for Pounds Sterling appearing on the display referred to as the "LIBOR01 Page" (or any display substituted therefor) of Reuters Limited (or any successor thereto or Affiliate thereof) as of 11:00 a.m. (London, England time) on such day, plus 1.00% per annum; or

         (b) if such rate does not appear on such Reuters display, or if such display or rate is unavailable for any reason, the overnight rate per annum at which Pounds Sterling are offered at the principal lending office in London, England of the U.K. Agent (or of its Affiliates if it does not maintain such an office) in the London interbank market at approximately 11:00 a.m. (London, England time) on such day, plus 1.00% per annum.

"GBP CALL RATE LOAN" means an Advance in, or Conversion into, Pounds Sterling made by the U.K. Facility Lenders to the U.K. Borrower with respect to which the U.K. Borrower has specified or a provision hereof requires that interest is to be calculated by reference to the GBP Call Rate.

"GBP LIBOR LOAN" means an Advance in, or Conversion into, Pounds Sterling made by the U.K. Facility Lenders to the U.K. Borrower with respect to which the U.K. Borrower has specified that interest is to be calculated by reference to the GBP Libor Rate, and each Rollover in respect thereof.

"GBP LIBOR RATE" means, for each Interest Period applicable to a GBP Libor Loan, the rate of interest per annum, expressed on the basis of a year of 365 days (as determined by the U.K. Agent):

         (a) applicable to Pounds Sterling and appearing on the display referred to as the "LIBOR01 Page" (or any display substituted therefor) of Reuters Limited (or any successor thereto or Affiliate thereof) as of 11:00 a.m. (London, England time) on the first day of such Interest Period; or

         (b) if such rate does not appear on such Reuters display, or if such display or rate is unavailable for any reason, the rate per annum at which Pounds Sterling are offered at the principal lending office in London, England of the U.K. Agent (or of its Affiliates if it does not maintain such an office) in the London interbank market at approximately 11:00 a.m. (London, England time) on the first day of such Interest Period, in each case in an amount similar to such GBP Libor Loan and for a period comparable to such Interest Period.

"GOVERNMENTAL AUTHORITY" means any unitary, national, federal, provincial, state, regional, municipal or local government or any department, agency, board, tribunal or authority thereof or other political subdivision thereof and any entity or person exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government or the operation thereof.

"GOVERNMENTAL AUTHORIZATION" means an authorization, order, permit, approval, grant, license, consent, right, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decree or demand or the like issued or granted by law or by rule or regulation of any Governmental Authority.

"HAZARDOUS MATERIALS" means any substance or mixture of substances which, if released into the environment, would likely cause, immediately or at some future time, harm or degradation to the environment or to human health or safety and includes any substance defined as or determined to be a pollutant, contaminant, waste, hazardous waste, hazardous chemical, hazardous substance, toxic substance or dangerous good under any Environmental Law.

"INDEMNIFIED PARTIES" means, collectively, the Agents and the Lenders, including a receiver, receiver manager or similar person appointed under applicable law, and their respective shareholders, Affiliates, officers, directors, employees and agents, and "INDEMNIFIED PARTY" means any one of the foregoing.

"INDEMNIFIED THIRD PARTY" has the meaning set out in Section 13.3.

"INFORMATION" has the meaning set out in Section 15.1.

"INTEREST EXPENSE" means, for any period, without duplication, interest expense of Nexen determined on a consolidated basis in accordance with GAAP as the same would be set forth or reflected in a consolidated statement of income of Nexen and, in any event and without limitation, shall include:

         (a) all interest of Nexen and its Restricted Subsidiaries accrued or payable in respect of such period, including capitalized interest;

         (b) all fees of Nexen and its Restricted Subsidiaries (including standby, commitment and stamping fees and fees payable in respect of letters of credit and letters of guarantee supporting obligations which constitute Debt) accrued or payable in respect of such period and which relate to any indebtedness or credit agreement, prorated (as required) over such period;

         (c) any difference between the face amount and the discount proceeds of any bankers' acceptances, commercial paper and other obligations of Nexen or any Restricted Subsidiary issued at a discount, prorated (as required) over such period;

         (d) all net amounts charged or credited to interest expense under any Interest Hedging Agreements in respect of such period; and

         (e) all cash dividends declared and paid to holders of shares in the capital of Nexen or any Restricted Subsidiary if such shares are then redeemable at the option of the holder thereof prior to the latest Maturity Date applicable to any Lender or Lenders and are not then owned by Nexen or a Restricted Subsidiary, but shall exclude:

         (f)      all such interest expense of Unrestricted Subsidiaries;

         (g) all such interest expense in respect of Non-Recourse Debt of Nexen and its Restricted Subsidiaries; and

         (h) for certainty, all such interest expense in respect of Debt of Monetization Vehicles.

"INTEREST HEDGING AGREEMENT" means any interest swap agreement, forward rate agreement, floor, cap or collar agreement, futures or options or other similar agreement or arrangement, or any combination thereof, entered into by Nexen or a Restricted Subsidiary where the subject matter of the same is interest rates or the price, value or amount payable thereunder is dependent or based upon the interest rates or fluctuations in interest rates in effect from time to time (but, for certainty, shall exclude conventional floating rate debt).

"INTEREST PAYMENT DATE" means:

         (a) with respect to each Canadian Prime Rate Loan, U.S. Base Rate Loan, U.S. Prime Rate Loan, GBP Call Rate Loan and USD Call Rate Loan, the last Banking Day of each calendar month; and

         (b) with respect to each Libor Loan and GBP Libor Loan, the last day of each applicable Interest Period and, if any Interest Period is longer than 3 months, the last Banking Day of each 3 month period during such Interest Period;

provided that, in any case, the Maturity Date or, if applicable, any earlier date on which a Credit Facility is fully cancelled or permanently reduced in full, shall be an Interest Payment Date with respect to all Loans then outstanding under such Credit Facility.

"INTEREST PERIOD" means:

         (a) with respect to each Canadian Prime Rate Loan, U.S. Base Rate Loan, U.S. Prime Rate Loan, GBP Call Rate Loan and USD Call Rate Loan, the period commencing on the applicable Drawdown Date or Conversion Date, as the case may be, and terminating on the date selected by the applicable Borrower hereunder for the Conversion of such Loan into another type of Loan or for the repayment of such Loan;

         (b) with respect to each Bankers' Acceptance, the period selected by Nexen hereunder and being of 1, 2, 3 or 6 months' duration, subject to market availability, (or, subject to the agreement of the Lenders and subject to market availability, a longer or shorter period) commencing on the Drawdown Date, Rollover Date or Conversion Date of such Loan;

         (c) with respect to each Libor Loan and GBP Libor Loan, the period selected by the applicable Borrower and being of 1, 2, 3 or 6 months' duration (or, subject to the agreement of the Lenders, a longer or shorter period) commencing on the applicable Drawdown Date, Rollover Date or Conversion Date, as the case may be; and

         (d) with respect to each Letter of Credit, the period commencing on the date of issuance of such Letter of Credit and terminating on the last day the Letter of Credit is outstanding;

provided that in any case: (i) the last day of each Interest Period shall be also the first day of the next Interest Period whether with respect to the same or another Loan; (ii) the last day of each Interest Period shall be a Banking Day and if the last day of an Interest Period selected by a Borrower is not a Banking Day such Borrower shall be deemed to have selected an Interest Period the last day of which is the Banking Day next following the last day of the Interest Period selected unless such next following Banking Day falls in the next calendar month in which event such Borrower shall be deemed to have selected an Interest Period the last day of which is the Banking Day next preceding the last day of the Interest Period selected by such Borrower; and
(iii) the last day of all Interest Periods for Loans outstanding under a given Credit Facility shall expire on or prior to the Maturity Date.

"INVESTMENT GRADE" means:

         (a) BBB- (or the then equivalent rating) or higher in the case of the long term debt ratings of S&P ; and

         (b) Baa3 (or the then equivalent rating) or higher in the case of the long term debt ratings of Moody's.

"JUDGMENT CONVERSION DATE" has the meaning set out in Section 13.5(1)(b).

"JUDGMENT CURRENCY" has the meaning set out in Section 13.5(1).

"LEAD ARRANGER" means The Toronto-Dominion Bank carrying on business under the trade name "TD Securities".

"LEASES" means, collectively, any and all documents of title including leases, reservations, permits, licences, unit agreements, assignments, trust declarations, participation, exploration, farm-out, farm-in, royalty, purchase or other agreements by virtue of which Nexen or any Subsidiary is entitled to explore for, drill for, recover, take or win Petroleum Substances of any kind whatsoever from or with respect to P&NG Rights owned by Nexen or a Subsidiary (as applicable), or to share in the production or proceeds of production or any part thereof or proceeds of royalty, production, profits or other interests out of, referable to or payable in respect of Petroleum Substances of any kind whatsoever from or with respect to P&NG Rights owned by Nexen or a Subsidiary (as applicable), and the rights of Nexen or a Subsidiary (as applicable) thereunder.

"LENDERS" means The Toronto-Dominion Bank and those other financial institutions named on Schedule A attached hereto, together with such other persons as become parties hereto and, in the context of provisions hereunder relating to:

         (a) the Canadian Facility and Loans thereunder, means the Canadian Facility Lenders;

         (b) the U.S. Facility and Loans thereunder, means the U.S. Facility Lenders; and

         (c) the U.K. Facility and Loans thereunder, means the U.K. Facility Lenders,

and "LENDER" means any one of them, as applicable and as the context requires.

"LENDERS' COUNSEL" means the firm of McCarthy Tetrault LLP or such other firm of legal counsel as the Agent may from time to time designate.

"LETTER OF CREDIT" or "LC" means a letter of credit issued by a Fronting Lender for the account of the Canadian Facility Lenders or by the Canadian Agent as attorney-in-fact on behalf of each of the Canadian Facility Lenders, in each case acting at the request of and in accordance with the instructions of Nexen, to make payment in accordance with the terms and conditions thereof of an amount to or to the order of a third party.

"LIBOR LOAN" means an Advance in, or Conversion into, United States Dollars made by the applicable Lenders under the applicable Credit Facility to a Borrower with respect to which such Borrower has specified that interest is to be calculated by reference to the Libor Rate, and each Rollover in respect thereof.

"LIBOR RATE" means, for each Interest Period applicable to a Libor Loan, the rate of interest per annum, expressed on the basis of a year of 360 days (as determined by the applicable Agent):

         (a) applicable to United States Dollars and appearing on the display referred to as the "LIBOR01 Page" (or any display substituted therefor) of Reuters Limited (or any successor thereto or Affiliate thereof) as of 11:00 a.m. (London, England time) on the second Banking Day prior to the first day of such Interest Period; or

         (b) if such rate does not appear on such Reuters display, or if such display or rate is not available for any reason, the rate per annum at which United States Dollars are offered by the principal lending office in London, England of the applicable Agent (or of its Affiliates if it does not maintain such an office) in the London interbank market at approximately 11:00 a.m. (London, England time) on the second Banking Day prior to the first day of such Interest Period, in each case in an amount similar to such Libor Loan and for a period comparable to such Interest Period; provided that, with respect to LIBOR Loans made by any U.S. Facility Lender, the LIBOR Rate shall be the quotient of (i) the rate determined as set forth above divided by (ii) a percentage equal to 100% minus the stated maximum annual rate (expressed as a percentage) as prescribed by the Federal Reserve System of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserve and all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D (or any successor regulation)) applicable on the first day of such Interest Period to any member bank or the Federal Reserve System in respect of Eurocurrency funding or liabilities.

"LOAN" means a Canadian Prime Rate Loan, U.S. Base Rate Loan, U.S. Prime Rate Loan, Libor Loan, GBP Call Rate Loan, USD Call Rate Loan, GBP Libor Loan, Bankers' Acceptance, BA Equivalent Advance or Letter of Credit outstanding hereunder.

"LONG TERM DEBT" means, at any date:

         (a) all Debt of Nexen and its Restricted Subsidiaries having an original maturity of more than 12 months or having an original maturity of 12 months or less but by its terms being renewable or extendible to one or more dates more than 12 months from its creation at the option of the debtor, determined on a consolidated basis;

         (b) if not already included therein, the amount of any Debt of Nexen or any Restricted Subsidiary pursuant to a commercial paper or similar program where the relevant commercial paper or similar program is supported by a credit facility or arrangement for the provision of credit and where Debt outstanding under such credit facility or arrangement for the provision of credit would constitute "Long Term Debt" within subparagraph (a) of this definition; and

         (c) all amounts which would be required to be paid by Nexen or any Restricted Subsidiary upon the redemption of shares in the capital of Nexen or any Restricted Subsidiary if such shares are then redeemable at the option of the holder thereof prior to the latest Maturity Date applicable to any Lender or Lenders and are not then owned by Nexen or a Restricted Subsidiary;

provided, however, that Long Term Debt shall not include the amount of any Capital Securities.

"MAJORITY OF THE LENDERS" means:

         (a) during the continuance of a Default or an Event of Default, those Lenders the Rateable Portions of all Outstanding Principal of which are, in the aggregate, at least the majority of all Outstanding Principal; and

         (b) at any other time, those Lenders the Total Lender Commitments of which are, in the aggregate, at least the majority of the Total Commitment.

"MANDATORY COST" means the percentage rate per annum calculated by the U.K. Agent in accordance with Schedule M attached hereto.

"MARGIN STOCK" has the meaning set out in Section 9.1(q).

"MATERIAL ADVERSE EFFECT" means a material adverse effect on:

         (a) the financial condition of Nexen on a consolidated basis and taken as a whole;

         (b) the ability of Nexen on a consolidated basis and taken as a whole to observe or perform its obligations under the Documents; or

         (c) the property, business, operations, liabilities or capitalization of Nexen on a consolidated basis and taken as a whole.

"MATERIAL RESTRICTED SUBSIDIARY" means (a) any Restricted Subsidiary of Nexen the total assets of which (determined on an unconsolidated basis after excluding investments in and advances to Nexen and its other Subsidiaries, in accordance with GAAP) exceeds 5.0% of Consolidated Net Tangible Assets or (b) any Restricted Subsidiary of Nexen the total revenue of which, determined on an unconsolidated basis after excluding revenue from Nexen and its other Subsidiaries, exceeds 5.0% of the Total Revenue of Nexen, and in any event includes (i) each of the U.S. Borrower and the U.K. Borrower, in each case, for so long as any portion of the Total Commitment is allocated to the U.S. Facility or U.K. Facility, respectively, and (ii) those Subsidiaries identified as such on Schedule J annexed hereto.

"MATURITY DATE" means, in respect of the Obligations outstanding to a given Lender, July 22, 2010 or such later date to which the same may be extended from time to time with respect to a given Lender in accordance with Section 2.19.

"MONETIZATION COSTS AND LIABILITIES" means, at any time, all costs, expenses, liabilities and obligations (contingent or otherwise) of Nexen and its Restricted Subsidiaries for or in respect of a Monetization Vehicle and its property, assets and businesses which are created or arise (directly or indirectly) in connection with the establishment and capitalization of such Monetization Vehicle and including obligations arising pursuant to the purchase and sale documentation or other documentation relating to the initial transfer of property and assets currently held by Nexen and its Subsidiaries to such Monetization Vehicle; provided that, for certainty, in no event shall "Monetization Costs and Liabilities" include any indebtedness for borrowed money of a Monetization Vehicle or any liability or obligation which would, but for the exclusion of Monetization Vehicles from being Subsidiaries of Nexen (contained in the definition of "Subsidiary") and the exclusion contained in subparagraph (j) of the definition of "Debt", otherwise constitute Debt.

"MONETIZATION VEHICLE" means a mutual fund trust, general partnership, limited partnership or other person:

         (a)      which is not listed on Schedule J annexed hereto;

         (b) the trust units, partnership units or other equity ownership interests of which are listed for trading on a recognized securities exchange;

         (c) which, directly or through its Subsidiaries, has acquired substantially all of the existing chemical business of Nexen and its Subsidiaries in connection with the initial public offering of the trust units, partnership units or other equity ownership interests referenced in subparagraph (b) of this definition above;

         (d) from which Nexen and its Restricted Subsidiaries have no obligation, in excess of U.S.$5,000,000 in any calendar year, to purchase any Petroleum Substances, chemicals or other products or inventory and to which Nexen and its Restricted Subsidiaries have no obligation, in excess of U.S.$5,000,000 in any calendar year, to sell or provide any services (other than in connection with administrative, operating, management, marketing and other similar services which Nexen or its Restricted Subsidiaries agree to provide to such Monetization Vehicle) or any Petroleum Substances, chemicals or other products or inventory; and

         (e) the obligations of which Nexen and its Restricted Subsidiaries have not guaranteed or otherwise become liable for or contingently liable for, other than Monetization Costs and Liabilities,

and, for all purposes hereof, references to a "Monetization Vehicle" shall include (A) a Subsidiary of a Monetization Vehicle or (B) a partnership or other person, including Subsidiaries thereof, owned jointly by a Monetization Vehicle and its Subsidiaries and by Nexen and its Subsidiaries, in each case, provided
(x) Nexen and its Restricted Subsidiaries have no obligation, in excess of U.S.$5,000,000 in any calendar year, to purchase any Petroleum Substances, chemicals or other products or inventory therefrom and Nexen and its Restricted Subsidiaries have no obligation, in excess of U.S.$5,000,000 in any calendar year, to sell or provide any services (other than in connection with administrative, operating, management, marketing and other similar services which Nexen or its Restricted Subsidiaries agree to provide thereto) or Petroleum Substances, chemicals or other products or inventory thereto and (y) Nexen and its Restricted Subsidiaries have not guaranteed or otherwise become liable for or contingently liable for any obligations of such Subsidiary, partnership or other person, or Subsidiaries thereof, other than Monetization Costs and Liabilities.

"MOODY'S" means Moody's Investors Service, Inc. and any successors thereto.

"MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

"NET INCOME" means, in respect of the period for which it is being determined, the net income of Nexen determined on a consolidated basis (other than net income of Unrestricted Subsidiaries) in accordance with GAAP, as set forth in the consolidated financial statements of Nexen for such period.

"NEXEN" means Nexen Inc.

"NEXEN GUARANTEE" means the guarantee made by Nexen (a) in favour of the U.S. Agent and the U.S. Facility Lenders guaranteeing all of the Obligations of the U.S. Borrower and (b) in favour of the U.K. Agent and the U.K. Facility Lenders guaranteeing all of the Obligations of the U.K. Borrower, in the form annexed hereto as Schedule K.

"NON-ACCEPTANCE LENDER" means a Canadian Facility Lender who, by notice in writing to the Canadian Agent and Nexen, elects thereafter to make BA Equivalent Advances in lieu of accepting Bankers' Acceptances.

"NON-EXTENDING LENDER" has the meaning set out in Section 2.19(3).

"NON-RECOURSE ASSETS" means the assets created, developed, constructed or acquired with or in respect of which Non-Recourse Debt has been incurred and any and all receivables, inventory, equipment, chattel paper, intangibles and other rights or collateral arising from or connected with the assets created, developed, constructed or acquired (and, for certainty, shall include the shares or other ownership interests of an Unrestricted Subsidiary which holds only such assets and other rights and collateral arising from or connected therewith) and to which recourse of the lender of such Non-Recourse Debt (or any agent, trustee, receiver or other person acting on behalf of such lender) in respect of such indebtedness is limited in all circumstances (other than in respect of false or misleading representations or warranties).

"NON-RECOURSE DEBT" means any indebtedness in respect of any amounts borrowed, obligations secured by a Security Interest existing on property owned subject to a Security Interest (whether or not the obligations secured thereby shall have been assumed) and guarantees, indemnities, endorsements (other than endorsements for collection in the ordinary course of business) or other contingent obligations in respect of obligations of another person for indebtedness of that other person in respect of any amounts borrowed by them and, in each case, incurred to finance the creation, development, construction or acquisition of assets and any increases in or extensions, renewals or refundings of any such indebtedness, liabilities and obligations, provided that the recourse of the lender thereof or any agent, trustee, receiver or other person acting on behalf of the lender in respect of such indebtedness, liabilities and obligations or any judgment in respect thereof is limited in all circumstances (other than in respect of false or misleading representations or warranties) to the assets created, developed, constructed or acquired in respect of which such indebtedness, liabilities and obligations has been incurred and to any receivables, inventory, equipment, chattel paper, intangibles and other rights or collateral arising from or connected with the assets created, developed, constructed or acquired (and, for certainty, shall include the shares or other ownership interests of an Unrestricted Subsidiary which holds only such assets and other rights and collateral arising from or connected therewith) and to which the lender has recourse.

"NON-U.S. LENDER" has the meaning set out in Section 8.5(5).

"NOTICE OF NON-EXTENSION" has the meaning set out in Section 2.19(3).

"OBLIGATIONS" means, at any time and from time to time, all of the obligations, indebtedness and liabilities (present or future, absolute or contingent, matured or not) of the Borrowers to the Lenders or the Agents under, pursuant or relating to the Documents or the Credit Facilities and whether the same are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and including all principal, interest, fees, legal and other costs, charges, expenses and other amounts payable by the Borrowers under this Agreement.

"OFAC" has the meaning set out in Section 9.1(j).

"OFFICER'S CERTIFICATE" means a certificate or notice (other than a Compliance Certificate) signed by any one of the president, a vice-president, managing director, finance director, a director, treasurer, assistant treasurer, controller, corporate secretary, company secretary or assistant secretary of a Borrower; provided, however, that Drawdown Notices, Conversion Notices, Rollover Notices and Repayment Notices shall be executed on behalf of such Borrower by any one of the foregoing persons and such other persons as may from time to time be designated by written notice from such Borrower to the applicable Agent.

"ORDER" has the meaning set out in Section 7.10(5).

"OUTSTANDING BAS COLLATERAL" has the meaning set out in Section 2.15(3).

"OUTSTANDING PRINCIPAL" means, at any time, the aggregate of (i) the principal amount of all outstanding U.S. Base Rate Loans, U.S. Prime Rate Loans, USD Call Rate Loans and Libor Loans, (ii) the Equivalent Amount in United States Dollars of the principal of all outstanding Canadian Prime Rate Loans, GBP Call Rate Loans and GBP Libor Loans, (iii) the Equivalent Amount in United States Dollars of the amounts payable at maturity of all outstanding Bankers' Acceptances and BA Equivalent Advances, (iv) the maximum amount available to be drawn under all outstanding Letters of Credit denominated in United States Dollars, and (v) the Equivalent Amount in United States Dollars of the maximum amount available to be drawn under all outstanding Letters of Credit denominated in Canadian Dollars or Pounds Sterling.

"PARTICIPATING MEMBER STATE" means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

"PBGC" means the U.S. Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

"PERMITTED ENCUMBRANCES" means as at any particular time any of the following encumbrances on the property or any part of the property of Nexen or any Restricted Subsidiary:

         (a) liens for taxes, assessments or governmental charges not at the time due or delinquent or, if due or delinquent, the validity of which is being contested at the time in good faith by Nexen or any Restricted Subsidiary (as applicable) and provided it shall have established adequate reserves therefor (in accordance with GAAP) and such contestation would not reasonably be expected to have a Material Adverse Effect and will not result in forfeiture of any part of its assets which are material to Nexen and its Restricted Subsidiaries taken as a whole prior to the contestation of such validity being completed;

         (b) liens under or pursuant to any judgment rendered, or claim filed, against Nexen or any Restricted Subsidiary, which Nexen or any Restricted Subsidiary (as applicable) shall be contesting at the time in good faith and provided it shall have established adequate reserves therefor (in accordance with GAAP) and such contestation would not reasonably be expected to have a Material Adverse Effect and will not result in forfeiture of any part of its assets which are material to Nexen and its Restricted Subsidiaries taken as a whole prior to the contestation of such validity being completed;

         (c) undetermined or inchoate liens and charges incidental to construction or current operations which have not at such time been filed pursuant to law against Nexen or any Restricted Subsidiary or which relate to obligations not due or delinquent or, if due or delinquent, the validity of which is being contested at the time in good faith by Nexen or any Restricted Subsidiary and provided they shall have established adequate reserves therefor (in accordance with GAAP) and such contestation would not reasonably be expected to have a Material Adverse Effect and will not result in forfeiture of any part of its assets which are material to

                  Nexen and its Restricted Subsidiaries taken as a whole prior to the contestation of such validity being completed;

         (d) liens incurred or created in the ordinary course of business and in accordance with sound industry practice in respect of the exploration, development or operation of P&NG Rights, related production or processing facilities in which such person has an interest or the transmission of Petroleum Substances as security in favour of any other person conducting or participating in the exploration, development, operation or transmission of the property to which such liens relate, for Nexen's or any Restricted Subsidiary's portion of the costs and expenses of such exploration, development, operation or transmission, provided that such costs or expenses are not due or delinquent or, if due or delinquent, the validity of which is being contested at the time in good faith by Nexen or any Restricted Subsidiary and provided they shall have established adequate reserves therefor (in accordance with GAAP) and such contestation would not reasonably be expected to have a Material Adverse Effect and will not result in forfeiture of any part of its assets which are material to Nexen and its Restricted Subsidiaries taken as a whole prior to the contestation of such validity being completed;

         (e) liens for penalties arising under non participation or independent operations provisions of operating or similar agreements in respect of Nexen's or any Restricted Subsidiary's P&NG Rights, provided that such liens do not materially detract from the value of any material part of the property of Nexen or any such Restricted Subsidiary;

         (f) any right of first refusal in favour of any person granted in the ordinary course of business with respect to all or any of the P&NG Rights of Nexen or any Restricted Subsidiary;

         (g) easements, rights of way, servitudes or other similar rights in land (including, without in any way limiting the generality of the foregoing, rights of way and servitudes for railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables) granted to or reserved or taken by other persons which individually or in the aggregate do not materially detract from the value of the land concerned or materially impair its use in the operation of the business of Nexen or any Restricted Subsidiary (as applicable);

         (h) security given by Nexen or any Restricted Subsidiary to a public utility or any municipality or governmental or other public authority when required by such utility or municipality or other public authority in connection with the operations of Nexen or any Restricted Subsidiary (as applicable), all in the ordinary course of its business which individually or in the aggregate do not materially detract from the value of the asset concerned or materially impair its use in the operation of the business of Nexen or any Restricted Subsidiary (as applicable);

         (i) the reservation in any original grants from the Crown of any land or interests therein and statutory exceptions to title;

         (j) any encumbrance or agreement now in effect relating to pooling or a plan of unitization affecting the property of Nexen or any Restricted Subsidiary, or any part thereof;

         (k) the right reserved or vested in any municipality or governmental or other public authority by the terms of any Leases in which Nexen or any Restricted Subsidiary has any interest or by any statutory provision to terminate any Leases in which Nexen or any Restricted Subsidiary has any interest, or to require annual or other periodic payments as a condition of the continuance thereof;

         (l) obligations of Nexen or any Restricted Subsidiary to deliver Petroleum Substances, chemicals, minerals or other products to buyers thereof;

         (m) royalties, net profits and other interests and obligations arising in accordance with standard industry practice and in the ordinary course of business, under Leases in which Nexen or any Restricted Subsidiary have any interest;

         (n) Security Interests in favour of Nexen or any Restricted Subsidiary securing indebtedness owing by any Restricted Subsidiary to Nexen or to any other Restricted Subsidiary;

         (o) Security Interests in favour of the Lenders or an Agent on behalf of the Lenders pursuant to this Agreement;

         (p)      leases entered into in the ordinary course of business;

         (q)      Security Interests:

                  (i) existing on assets at the time of acquisition by Nexen or any Subsidiary (as the case may be); or

                  (ii) existing on assets owned by any person at the time such person becomes a Subsidiary,

                  provided that the aggregate amount of obligations secured by all such Security Interests shall not exceed U.S.$75,000,000 at any time;

         (r) any Security Interests on Non Recourse Assets created, incurred or assumed to secure any Non Recourse Debt incurred in connection therewith;

         (s) Security Interests which are not otherwise Permitted Encumbrances if the aggregate amount of obligations secured by all such Security Interests is not at any time in excess of 7.5% of Consolidated Net Tangible Assets; and

         (t) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Security Interest referred to in the preceding subparagraphs (a) to (s) inclusive of this definition, so long as any such extension, renewal or replacement of such Security Interest is limited to all or any part of the same property that secured the Security Interest extended, renewed or replaced (plus improvements on such property) and the indebtedness or obligation secured thereby is not increased;

provided that nothing in this definition shall in and of itself cause the Loans and other Obligations hereunder to be subordinated in priority of payment to any such Permitted Encumbrance or cause any Security Interests in favour of the Lenders or an Agent on behalf of the Lenders to rank subordinate to any such Permitted Encumbrance.

"PETROLEUM SUBSTANCES" means crude oil, crude bitumen, synthetic crude oil, petroleum, natural gas, natural gas liquids, related hydrocarbons and any and all other substances, whether liquid, solid or gaseous, whether hydrocarbons or not, produced or producible in association with any of the foregoing, including hydrogen sulphide and sulphur.

"PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or
Section 302 of ERISA, and in respect of which Nexen or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

"P&NG RIGHTS" means all of the right, title, estate and interest, whether contingent or absolute, legal or beneficial, present or future, vested or not, and whether or not an "INTEREST IN LAND", of Nexen and its Subsidiaries in and to any of the following, by whatever name the same are known:

         (a) rights to explore for, drill for and produce, take, save or market Petroleum Substances;

         (b)      rights to a share of the production of Petroleum Substances;

         (c) rights to a share of the proceeds of, or to receive payments calculated by reference to the quantity or value of, the production of Petroleum Substances;

         (d)      rights to acquire any of the rights described in subparagraphs
                  (a) through (c) of this definition;

         (e)      interests in any rights described in subparagraphs (a) through
                  (d) of this definition; and

         (f) all extensions, renewals, replacements or amendments of or to the foregoing items described in subparagraphs (a) through (e) of this definition,

and including interests and rights known as working interests, royalty interests, overriding royalty interests, gross overriding royalty interests, production payments, profits interests, net profits interests, revenue interests, net revenue interests, economic interests and other interests and fractional or undivided interests in any of the foregoing and freehold, leasehold or other interests.

"POA LC" means a Letter of Credit issued by the Canadian Facility Lenders (each as to their Rateable Portion thereof) under the Canadian Facility and executed by the Canadian Agent in the name and on behalf of, and as attorney-in-fact for, the Canadian Facility Lenders, with each such Letter of Credit to include the provisions and to be substantially in the form annexed hereto as Schedule L.

"POUNDS STERLING" or "(POUND)" means the lawful money of the United Kingdom.

"POWER OF ATTORNEY" means a power of attorney provided by Nexen to a Canadian Facility Lender with respect to Bankers' Acceptances in accordance with and pursuant to Section 6.4(1) hereof.

"QUARTER END" means March 31, June 30, September 30 or December 31 in each year.

"RATEABLE PORTION", as regards any Lender, with regard to any amount of money, means (subject to Section 6.5 in respect of the rounding of allocations of Bankers' Acceptances):

         (a) in respect of the Canadian Facility and Drawdowns, Conversions, Rollovers and Loans and other amounts payable thereunder, the product obtained by multiplying that amount by the quotient obtained by dividing (i) that Canadian Facility Lender's Canadian Facility Commitment by (ii) the aggregate of all of the Canadian Facility Lenders' Canadian Facility Commitments;

         (b) in respect of the U.S. Facility and Drawdowns, Conversions, Rollovers and Loans and other amounts payable thereunder, the product obtained by multiplying that amount by the quotient obtained by dividing (i) that U.S. Facility Lender's U.S. Facility Commitment by (ii) the aggregate of all of the U.S. Facility Lenders' U.S. Facility Commitments; and

         (c) in respect of the U.K. Facility and Drawdowns, Conversions, Rollovers and Loans and other amounts payable thereunder, the product obtained by multiplying that amount by the quotient obtained by dividing (i) that U.K. Facility Lender's U.K. Facility Commitment by (ii) the aggregate of all of the U.K. Facility Lenders' U.K. Facility Commitments,

provided that, for certainty, with respect to a given Lender and the payment of all Obligations owing to such Lender (i) on the Maturity Date applicable to such Lender or (ii) pursuant to Section 2.21, the amount of such payment shall be deemed to be such Lender's Rateable Portion thereof.

"REALLOCATED COMMITMENTS NOTICE" has the meaning set out in Section 2.24(3).

"REALLOCATION NOTICE" has the meaning set out in Section 2.24(2).

"REALLOCATION NOTICE PERIOD" has the meaning set out in Section 2.24(2). "RELEASE" means any release, spill, emission, leak, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or sub-surface strata.

"REPAYMENT NOTICE" means a notice substantially in the form annexed hereto as Schedule F to be given to the applicable Agent by a Borrower pursuant hereto.

"REQUESTED LENDERS" has the meaning set out in Section 2.19(1)(b).

"RESTRICTED SUBSIDIARIES" means (a) the U.S. Borrower and U.K. Borrower, in each case, unless the U.S. Facility or the U.K. Facility, respectively, has been cancelled by Nexen in accordance with Section 2.14, (b) those Subsidiaries listed on Schedule J annexed hereto (whether identified as Material Restricted Subsidiaries or Restricted Subsidiaries) and (c) those Subsidiaries designated as such by written notice from Nexen to the Canadian Agent in accordance with
Section 2.18.

"RESTRICTED SUBSIDIARY DEBT" means the aggregate amount of Debt in respect of which Restricted Subsidiaries are the principal obligors or have guaranteed or otherwise become liable for or contingently liable for, other than Debt owing to Nexen or other Restricted Subsidiaries.

"ROLLOVER" means:

         (a) with respect to any Libor Loan or GBP Libor Loan, the continuation of all or a portion of such Loan (subject to the provisions hereof) for an additional Interest Period subsequent to the initial or any subsequent Interest Period applicable thereto;

         (b) with respect to Bankers' Acceptances, the issuance of new Bankers' Acceptances or the making of new BA Equivalent Advances (subject to the provisions hereof) in respect of all or any portion of Bankers' Acceptances (or BA Equivalent Advances made in lieu thereof) maturing at the end of the Interest Period applicable thereto, all in accordance with
                  Article 6 hereof; and

         (c) with respect to Letters of Credit, the extension or replacement of an existing Letter of Credit, provided the beneficiary thereof (including any successors or permitted assigns thereof) remains the same, the maximum amount available to be drawn thereunder is not increased, the currency in which the same is denominated remains the same and the terms upon which the same may be drawn remain the same, in each case, under the same Credit Facility under which the maturing or expiring Loan was made.

"ROLLOVER DATE" means the date of commencement of a new Interest Period applicable to a Loan and which shall be a Banking Day.

"ROLLOVER NOTICE" means a notice substantially in the form annexed hereto as Schedule G to be given to the applicable Agent by a Borrower pursuant hereto.

"S&P" means the Standard & Poor's Rating Group (a division of The McGraw-Hill Companies, Inc.) and any successors thereto.

"SCHEDULE I LENDER" means a Lender which is a Canadian chartered bank listed on
Schedule I to the BANK ACT (Canada).

"SCHEDULE II LENDER" means a Lender which is a Canadian chartered bank listed on
Schedule II to the BANK ACT (Canada).

"SCHEDULE III LENDER" means a Lender which is an authorized foreign bank listed on Schedule III to the BANK ACT (Canada).

"SECURITY INTEREST" means mortgages, charges, pledges, hypothecs, assignments by way of security, conditional sales or other title retentions, security created under the BANK ACT (Canada), liens, encumbrances, security interests or other interests in property, howsoever created or arising, whether fixed or floating, perfected or not, which secure payment or performance of an obligation and, including, in any event:

         (a) rights of set-off created or arising out of the ordinary course of business for the purpose of securing (directly or indirectly) Debt; and

         (b) deposits or transfers of cash or marketable debt instruments under any agreement or arrangement whereby such cash or marketable debt instruments may be withdrawn, returned or transferred only upon fulfillment of any condition as to the discharge or satisfaction of any Debt (but, for certainty, excluding Defeasance Deposits), but, for certainty, excluding sales of receivables or proceeds thereof which are not part of a securitization or on-going factoring program or other on-going sale of receivables. "SENIOR DEBT" means all Debt (including, for certainty, the Obligations) other than any Capital Securities or any Debt which expressly provides that it ranks PARI PASSU with or subordinate and junior in right of payment to the Capital Securities.

"SUBSIDIARY" means with respect to any person ("X"):

         (a) any corporation of which at least a majority of the outstanding shares having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time shares of any other class or classes of such corporation might have voting power by reason of the happening of any contingency, unless the contingency has occurred and then only for as long as it continues) is at the time directly, indirectly or beneficially owned or controlled by X or one or more of its Subsidiaries, or X and one or more of its Subsidiaries;

         (b) any partnership of which, at the time, X, or one or more of its Subsidiaries, or X and one or more of its Subsidiaries:
                  (i) directly, indirectly or beneficially own or control more than 50% of the income, capital, beneficial or ownership interests (however designated) thereof; and (ii) is a general partner, in the case of limited partnerships, or is a partner or has authority to bind the partnership, in all other cases; or

         (c) any person of which at least a majority of the income, capital, beneficial or ownership interests (however designated) are at the time directly, indirectly or beneficially owned or controlled by X, or one or more of its Subsidiaries, or X and one or more of its Subsidiaries, provided that, unless otherwise expressly provided or the context otherwise requires, references herein to "Subsidiary" or "Subsidiaries" shall be and shall be deemed to be references to Subsidiaries of Nexen and further provided that, for all purposes hereof, Monetization Vehicles shall be deemed not to be Subsidiaries of Nexen or its other Subsidiaries.

"SUCCESSOR" has the meaning set out in Section 10.2(d).

"SUCCESSOR AGENT" has the meaning set out in Section 14.10.

"SWINGLINE LENDER" means The Toronto-Dominion Bank or such other Canadian Facility Lender which becomes the Successor Agent and which has agreed in writing with Nexen to act as Swingline Lender hereunder and to provide Swingline Loans in accordance herewith.

"SWINGLINE LOAN" has the meaning set out in Section 2.22(1).

"SYNDICATED DRAWDOWN" means a Drawdown under the Canadian Facility other than by way of a Swingline Loan.

"SYNDICATED LOANS" means a Loan under the Canadian Facility other than a Swingline Loan.

"TAKEOVER" has the meaning set out in Section 2.20(1).

"TARGET" has the meaning set out in Section 2.20(1).

"TAX FORMS" has the meaning set out in Section 8.5(3).

"TAX REFUND" has the meaning set out in Section 8.5(3).

"TAXES" means all taxes, levies, imposts, stamp taxes, duties, fees, deductions, withholdings, charges, compulsory loans or restrictions or conditions resulting in a charge which are imposed, levied, collected, withheld or assessed by any Governmental Authority or taxing authority thereof now or at any time in the future, together with interest thereon and penalties, charges or other amounts with respect thereto, if any and "Tax" and "Taxation" shall be construed accordingly.

"TOTAL COMMITMENT" means, as the context requires, (a) all of the Total Lender Commitments, collectively, or (b) an amount equal to the sum of all Total Lender Commitments, which, as of the date hereof, is U.S.$2,000,000,000, subject to any increase in accordance with the provisions of Section 2.23 and any reduction in accordance with the other applicable provisions hereof.

"TOTAL LENDER COMMITMENT" means, in respect of a Lender or, if applicable, in respect of a Lender and Affiliates thereof which are also Lenders, the maximum aggregate Commitments which such Lender or such Lender and its Affiliates which are also Lenders have agreed to make available to the Borrowers hereunder at any time, and being the amount of United States Dollars set forth opposite the name of such Lender or, if applicable, the names of such Lender and its Affiliates, in Schedule A annexed hereto in the column with the heading "Total Lender Commitment", subject to any increase in accordance with the provisions of
Section 2.23 and any reduction in accordance with the other applicable provisions hereof.

"TOTAL REVENUE" means all revenue of Nexen (other than revenue of Unrestricted Subsidiaries) which appears on the consolidated statement of income of Nexen, all as determined in accordance with GAAP.

"TREATY LENDER" means a U.K. Facility Lender which:

         (a) is treated as a resident of a Treaty State for the purposes of the Treaty (as defined in the definition of "Treaty State" below);

         (b) does not carry on a business in the United Kingdom through a permanent establishment with which that U.K. Facility Lender's participation in a Loan is effectively connected; and

         (c) if such U.K. Facility Lender is treated as resident (for the purposes of the UK/US Treaty) in the United States of America, is qualified to receive the benefit of the UK/US Treaty as regards amounts payable to it under this Agreement.

"TREATY STATE" means a jurisdiction having a double taxation agreement (a "TREATY") with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.

"U.K. AGENT" means The Toronto-Dominion Bank, London Branch in its capacity as agent for and on behalf of the U.K. Facility Lenders with respect to the U.K. Facility, and includes any successors thereto in such capacity.

"U.K. BORROWER" means Nexen Petroleum U.K. Limited.

"U.K. FACILITY" means the credit facility in the maximum principal amount of up to U.S.$280,000,000 (or the Equivalent Amount thereof), which, as at the date hereof, is in the maximum principal amount set forth in Section 2.24 and, hereafter, shall be in the maximum principal amount as determined from time to time in accordance with Section 2.24, to be made available to the U.K. Borrower by the U.K. Facility Lenders in accordance with the provisions hereof, subject to any increase in accordance with the provisions of Section 2.23 and any reduction in accordance with the other applicable provisions hereof.

"U.K. FACILITY COMMITMENT" means the commitment by each U.K. Facility Lender under the U.K. Facility to provide up to the amount of United States Dollars (or the Equivalent Amount thereof) set forth opposite its name in Schedule A annexed hereto in the column with the heading "U.K. Facility Commitment", subject to any increase in accordance with the provisions of Section 2.23 and any reduction in accordance with the other applicable provisions hereof; provided that, at any time:

         (a) the U.K. Facility Commitment of a U.K. Facility Lender shall be the amount of its Total Lender Commitment then allocated to its U.K. Facility Commitment in accordance with the provisions of Section 2.24; and

         (b) each U.K. Facility Lender shall only be required under its U.K. Facility Commitment to provide the amount of United States Dollars (or the Equivalent Amount thereof) equal to its U.K. Facility Commitment in accordance with the provisions of
                  Section 2.24.

"U.K. FACILITY LENDERS" means each Lender identified as such on Schedule A annexed hereto.

"U.K. QUALIFYING LENDER" means a U.K. Facility Lender which is beneficially entitled to interest payable to that U.K. Facility Lender in respect of Loans and is:

         (a)      a U.K. Facility Lender:

                  (i) which is a bank (as defined for the purpose of section 349 of the U.K. Taxes Act) making an Advance; or

                  (ii) in respect of an Advance by a person that was a bank (as defined for the purpose of section 349 of the U.K. Taxes Act) at the time that that Advance was made,

                           and which is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that Advance; or

         (b)      a U.K. Facility Lender which is:

                  (i) a company resident in the United Kingdom for United Kingdom tax purposes;

                  (ii)     a partnership each member of which is:

                           (A)      a company so resident in the United Kingdom;
                                    or

                           (B) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (for the purposes of section 11(2) of the U.K. Taxes
                                    Act) the whole of any share of interest
                                    payable in respect of that Advance that
                                    falls to it by reason of sections 114 and 115 of the U.K. Taxes Act;

                  (iii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that Advance in computing the chargeable profits (for the purposes of section 11(2) of the U.K. Taxes Act) of that company; or

                  (iv) a building society (as defined for the purpose of section 477A of the U.K. Taxes Act); or

         (c)      a Treaty Lender.

"U.K. TAX CONFIRMATION" means a confirmation by a U.K. Facility Lender that the person beneficially entitled to interest payable to that U.K. Facility Lender in respect of an Advance under the U.K. Facility is either:

         (a) a company resident in the United Kingdom for United Kingdom tax purposes;

         (b)      a partnership each member of which is:

                  (i)      a company so resident in the United Kingdom;

                  (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (for the purposes of section 11(2) of the U.K. Taxes Act) the whole of any share of interest payable in respect of that Advance that falls to it by reason of sections 114 and 115 of the U.K. Taxes Act; or

                  (iii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that Advance in computing the chargeable profits (for the purposes of section 11(2) of the U.K. Taxes Act) of that company; or

         (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that Advance in computing the chargeable profits (for the purposes of section 11(2) of the U.K. Taxes Act) of that company.

"U.K. TAXES ACT" means the INCOME AND CORPORATION TAXES ACT 1988 (United
Kingdom).

"UK/US TREATY" means the convention between the Government of the United Kingdom of Great Britain and Northern Ireland and the Government of the United States of America for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and on capital gains that is in force on the date that the relevant payment of interest under the U.K. Facility falls due.

"UNIFORM CUSTOMS" has the meaning set forth in Section 7.10(7).

"UNITED STATES DOLLARS" and "U.S.$" means the lawful money of the United States of America.

"UNRESTRICTED SUBSIDIARIES" means Subsidiaries that are not Restricted Subsidiaries.

"UNRESTRICTED SUBSIDIARY DEBT" means, at any time and from time to time, all of the obligations, indebtedness and liabilities (present or future, absolute or contingent, material or not) of Unrestricted Subsidiaries, howsoever and wheresoever arising, other than obligations owing to Nexen or any Restricted Subsidiary; provided that, with respect to contingent liabilities for performance obligations, in the determination of "Unrestricted Subsidiary Debt" there shall only be included therein the amount or amounts of such obligations currently required to be paid by Unrestricted Subsidiaries (for certainty, performance obligations shall not, for the purpose of this definition, include obligations for or in respect of indebtedness for borrowed money or any other obligation which would constitute "Debt" as defined herein if such obligation was incurred by Nexen or any Restricted Subsidiary as opposed to an Unrestricted Subsidiary).

"U.S. AGENT" means Toronto Dominion (Texas) LLC in its capacity as agent for and on behalf of the U.S. Facility Lenders with respect to the U.S. Facility, and includes any successors thereto in such capacity.

"U.S. BASE RATE" means, for any day, the greater of:

         (a) the rate of interest per annum established from time to time by the Canadian Agent as the reference rate of interest for the determination of interest rates that the Canadian Agent will charge to customers of varying degrees of creditworthiness in Canada for United States Dollar demand loans in Canada; and

         (b) the rate of interest per annum for such day or, if such day is not a Banking Day, on the immediately preceding Banking Day, equal to the sum of the Federal Funds Rate (expressed for such purpose as a rate per annum, on the basis of a year of 365 days, in accordance with Section 5.8(2)), plus 0.75% per annum, provided that if both such rates are equal or if such Federal Funds Rate is unavailable for any reason on the date of determination, then the "U.S. Base Rate" shall be the rate specified in (a) above.

"U.S. BASE RATE LOAN" means an Advance in, or Conversion into, United States Dollars made by the Canadian Facility Lenders to Nexen with respect to which Nexen has specified or a provision hereof requires that interest is to be calculated by reference to the U.S. Base Rate.

"U.S. BORROWER" means Nexen Holdings U.S.A. Inc.

"U.S. FACILITY" means the credit facility in the maximum principal amount of up to U.S.$280,000,000, which, as at the date hereof, is in the maximum principal amount set forth in Section 2.24 and, hereafter, shall be in the maximum principal amount as determined from time to time in accordance with Section 2.24, to be made available to U.S. Borrower by the U.S. Facility Lenders in accordance with the provisions hereof, subject to any increase in accordance with the provisions of Section 2.23 and any reduction in accordance with the other applicable provisions hereof.

"U.S. FACILITY COMMITMENT" means the commitment by each U.S. Facility Lender under the U.S. Facility to provide up to the amount of United States Dollars set forth opposite its name in Schedule A annexed hereto in the column with the heading "U.S. Facility Commitment", subject to any increase in accordance with the provisions of Section 2.23 and any reduction in accordance with the other applicable provisions hereof; provided that, at any time:

         (a) the U.S. Facility Commitment of a U.S. Facility Lender shall be the amount of its Total Lender Commitment then allocated to its U.S. Facility Commitment in accordance with the provisions of Section 2.24; and

         (b) each U.S. Facility Lender shall only be required under its U.S. Facility Commitment to provide the amount of United States Dollars (or the Equivalent Amount thereof) equal to its U.S. Facility Commitment in accordance with the provisions of
                  Section 2.24.

"U.S. FACILITY LENDER" means each Lender identified as such on Schedule A annexed hereto.

"U.S. PRIME RATE" means, for any day, the greater of:

         (a) the rate of interest per annum established from time to time by the U.S. Agent as the reference rate of interest for the determination of interest rates that the U.S. Agent will charge to customers of varying degrees of creditworthiness in the United States of America for United States Dollar demand loans in the United States of America and designated by the U.S. Agent as its U.S. prime rate; and

         (b) the rate of interest per annum for such day or, if such day is not a Banking Day, on the immediately preceding Banking Day, equal to the sum of the Federal Funds Rate (expressed for such purpose as a rate per annum, on the basis of a year of 365 days, in accordance with Section 5.8(2)), plus 0.50% per annum, provided that if both such rates are equal or if such Federal Funds Rate is unavailable for any reason on the date of determination, then the "U.S. Prime Rate" shall be the rate specified in (a) above.

"U.S. PRIME RATE LOAN" means an Advance in, or Conversion into, United States Dollars made by the U.S. Facility Lenders to the U.S. Borrower with respect to which the U.S. Borrower has specified or a provision hereof requires that interest is to be calculated by reference to the U.S. Prime Rate.

"USD CALL RATE" means, for any day:

         (a) the overnight rate of interest per annum for United States Dollars appearing on the display referred to as the "LIBOR01 Page" (or any display substituted therefor) of Reuters Limited (or any successor thereto or Affiliate thereof) as of 11:00 a.m. (London, England time) on the second Banking Day prior to such day, plus 1.00% per annum; or

         (b) if such rate does not appear on such Reuters display, or if such display or rate is unavailable for any reason, the overnight rate per annum at which United States Dollars are offered at the principal lending office in London, England of the U.K. Agent (or of its Affiliates if it does not maintain such an office) in the London interbank market at approximately 11:00 a.m. (London, England time) on the second Banking Day prior to such day, plus 1.00% per annum.

"USD CALL RATE LOAN" means an Advance in, or Conversion into, United States Dollars made by the U.K. Facility Lenders to the U.K. Borrower with respect to which the U.K. Borrower has specified or a provision hereof requires that interest is to be calculated by reference to the USD Call Rate.

"WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

"WHOLLY-OWNED SUBSIDIARY" means:

         (a) a corporation, all of the issued and outstanding shares in the capital of which are beneficially owned by:

                  (i)      Nexen;

                  (ii) Nexen and/or one or more corporations, all of the issued and outstanding shares in the capital of which are beneficially owned by Nexen; or

                  (iii) two or more corporations, all of the issued and outstanding shares in the capital of which are beneficially owned by Nexen;

         (b) a corporation which is a Wholly-Owned Subsidiary of a corporation that is a Wholly-Owned Subsidiary of Nexen;

         (c) a partnership, all of the partners of which are Nexen and/or Wholly-Owned Subsidiaries of Nexen; or

         (d) any person of which all of the income, capital, beneficial and ownership interests (however designated) are beneficially owned and controlled by Nexen and/or Wholly-Owned Subsidiaries of Nexen.

1.2      HEADINGS; ARTICLES AND SECTIONS

         The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3      NUMBER; PERSONS; INCLUDING

         Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa, words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations, corporations and companies and vice versa and words and terms denoting inclusiveness (such as "include" or "includes" or "including"), whether or not so stated, are not limited by their context or by the words or phrases which precede or succeed them. References herein to any person shall, unless the context otherwise requires, include such person's successors and permitted assigns.

1.4      ACCOUNTING PRINCIPLES

         Wherever in this Agreement reference is made to generally accepted accounting principles ("GAAP"), such reference shall be deemed to be to the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided or contemplated herein to be applicable on an unconsolidated basis) as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense or amount of equity is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any other Document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with GAAP applied on a consistent basis.

1.5      REFERENCES TO AGREEMENTS AND ENACTMENTS

         Reference herein to any agreement, instrument, licence or other document shall be deemed to include reference to such agreement, instrument, licence or other document as the same may from time to time be amended, modified, supplemented or restated in accordance with the provisions of this Agreement; and reference herein to any enactment shall be deemed to include reference to such enactment as re-enacted, amended or extended from time to time and to any successor enactment.

1.6      PER ANNUM CALCULATIONS

         Unless otherwise stated or the context otherwise requires, wherever in this Agreement reference is made to a rate "per annum" or a similar expression is used, such rate is expressed on the basis of, and shall be calculated on the basis of, a year of 365 days.

1.7      SEPARATE OBLIGATIONS

         Subject to the obligations of Nexen under the Nexen Guarantee, all obligations of Nexen, the U.S. Borrower and the U.K. Borrower under this Agreement and the other Documents are separate and individual obligations of Nexen, the U.S. Borrower and the U.K. Borrower, respectively, as set forth in this Agreement and the other Documents and, for greater certainty, the U.S. Borrower shall not have any liabilities in respect of any Loans or other Obligations owing by Nexen or the U.K. Borrower, and the U.K. Borrower shall not have any liabilities in respect of any Loans or other Obligations owing by Nexen or the U.S. Borrower.

1.8      SCHEDULES

         The following are the Schedules annexed hereto and incorporated by reference and deemed to be part hereof:

             Schedule A       -   Lenders and Commitments
             Schedule B       -   Assignment Agreement
             Schedule C       -   Compliance Certificate
             Schedule D       -   Conversion Notice
             Schedule E       -   Drawdown Notice
             Schedule F       -   Repayment Notice
             Schedule G       -   Rollover Notice
             Schedule H-1     -   Opinion of Bennett Jones LLP
             Schedule H-2     -   Opinion of Norton Rose
             Schedule H-3     -   Opinion of Paul, Weiss, Rifkind, Wharton &
                                  Garrison LLP
             Schedule I       -   Opinion of Lenders' Counsel
             Schedule J       -   Material Restricted Subsidiaries and
                                  Restricted Subsidiaries
             Schedule K       -   Nexen Guarantee
             Schedule L       -   Form of POA LC
             Schedule M       -   Mandatory Cost Formulae
             Schedule N       -   Form of U.S. Tax Compliance Certificate.


                                    ARTICLE 2
                              THE CREDIT FACILITIES

2.1      THE CREDIT FACILITIES

         Subject to the terms and conditions hereof:

         (a) each of the Canadian Facility Lenders shall make available to Nexen its Rateable Portion of the Canadian Facility;

         (b) each of the U.S. Facility Lenders shall make available to the U.S. Borrower its Rateable Portion of the U.S. Facility; and

         (c) each of the U.K. Facility Lenders shall make available to the U.K. Borrower its Rateable Portion of the U.K. Facility.

Subject to Section 2.17, the Outstanding Principal under a given Credit Facility shall not exceed the maximum principal amount of such Credit Facility.

2.2      TYPES OF AVAILMENTS

         (1) Nexen may, in Canadian Dollars, make Drawdowns, Conversions and Rollovers under the Canadian Facility of Canadian Prime Rate Loans and Bankers' Acceptances and may, in United States Dollars, make Drawdowns, Conversions and Rollovers under the Canadian Facility of U.S. Base Rate Loans and Libor Loans. In addition, Nexen may make Drawdowns and Rollovers under the Canadian Facility of Letters of Credit denominated in Canadian Dollars, United States Dollars or Pounds Sterling; provided that the Outstanding Principal of Letters of Credit outstanding under the Canadian Facility shall not exceed U.S.$400,000,000.

         (2) The U.S. Borrower may, in United States Dollars, make Drawdowns, Conversions and Rollovers under the U.S. Facility of U.S. Prime Rate Loans and Libor Loans.

         (3) The U.K. Borrower may, in Pounds Sterling, make Drawdowns, Conversions and Rollovers under the U.K. Facility of GBP Call Rate Loans and GBP Libor Loans and may, in United States Dollars, make Drawdowns, Conversions and Rollovers under the U.K. Facility of USD Call Rate Loans and Libor Loans.

The Borrowers shall have the option, subject to the terms and conditions hereof, to determine which types of Loans shall be drawn down and in which combinations or proportions under the Credit Facilities.

2.3      PURPOSE

         (1) The Canadian Facility is being made available, initially, to refinance and replace the Existing Syndicated Facilities and, thereafter, for the general corporate purposes of Nexen.

         (2) The U.S. Facility and the U.K. Facility are each being made available for the general corporate purposes of the U.S. Borrower and U.K. Borrower, respectively.

2.4      AVAILABILITY AND NATURE OF THE CREDIT FACILITIES

         (1) Subject to the terms and conditions hereof, the applicable Borrower may make Drawdowns under the applicable Credit Facility in respect of the Commitments of a given Lender prior to, and only prior to, the Maturity Date applicable to such Lender.

         (2) Prior to the Maturity Date applicable to a Lender, each Credit Facility shall be a revolving credit facility: that is, the applicable Borrower may increase or decrease Loans under the applicable Credit Facility by making Drawdowns, repayments and further Drawdowns.

         (3) For certainty, in no event shall a Lender be required to fund, participate in, or otherwise provide any portion of a Loan which has a maturity or expiry date, or which has an Interest Period which will expire, after the Maturity Date applicable to such Lender. In no event shall a Borrower request, or be entitled to obtain, a Loan which has a maturity or expiry date, or which has an Interest Period which will expire after the earliest Maturity Date then applicable to a Lender.

2.5      MINIMUM DRAWDOWNS

         Each Drawdown under a Credit Facility of the following types of Loans shall be in the following amounts indicated:

         (a) Canadian Prime Rate Loans in minimum principal amounts of Cdn.$10,000,000 and Drawdowns in excess thereof in integral multiples of Cdn.$1,000,000;

         (b) Bankers' Acceptances in minimum aggregate amounts of Cdn.$10,000,000 at maturity and Drawdowns in excess thereof in integral multiples of Cdn.$1,000,000;

         (c) U.S. Base Rate Loans in minimum principal amounts of U.S.$10,000,000 and Drawdowns in excess thereof in integral multiples of U.S.$1,000,000;

         (d) Libor Loans in minimum principal amounts of U.S.$10,000,000 and Drawdowns in excess thereof in integral multiples of U.S.$1,000,000;

         (e) U.S. Prime Rate Loans in minimum principal amounts of U.S.$10,000,000 and Drawdowns in excess thereof in integral multiples of U.S.$1,000,000;

         (f) GBP Call Rate Loans in minimum principal amounts of (pound)5,000,000 and Drawdowns in excess thereof in integral multiples of (pound)1,000,000;

         (g) USD Call Rate Loans in minimum principal amounts of U.S.$10,000,000 and Drawdowns in excess thereof in integral multiples of U.S.$1,000,000; and

         (h) GBP Libor Loans in minimum principal amounts of (pound)5,000,000 and Drawdowns in excess thereof in integral multiples of (pound)1,000,000.

2.6      LIBOR LOAN AND GBP LIBOR LOAN AVAILABILITY

         Drawdowns of, Conversions into and Rollovers of requested Libor Loans and GBP Libor Loans may only be made upon the Agent's prior favourable determination with respect to the matters referred to in Section 12.1.

2.7      NOTICE PERIODS FOR DRAWDOWNS, CONVERSIONS AND ROLLOVERS

        (1) Subject to the provisions hereof, Nexen and the U.S. Borrower may make a Drawdown, Conversion or Rollover under the applicable Credit Facility by delivering a Drawdown Notice, Conversion Notice or Rollover Notice, as the case may be (executed in accordance with the definition of Officer's Certificate), with respect to a specified type of Loan to the applicable Agent not later than:

         (a) 10:00 a.m. (Calgary time) three Banking Days prior to the proposed Drawdown Date, Conversion Date or Rollover Date, as the case may be, for the Drawdown of, Conversion into or the Rollover of Libor Loans;

         (b) 10:00 a.m. (Calgary time) two Banking Days prior to the proposed Drawdown Date, Conversion Date or Rollover Date, as the case may be, for the Drawdown of, Conversion into or Rollover of Bankers' Acceptances;

         (c) 10:00 a.m. (Calgary time) one Banking Day prior to the proposed Drawdown Date or Conversion Date, as the case may be, for Drawdowns of or Conversions into Canadian Prime Rate Loans, U.S. Base Rate Loans or U.S. Prime Rate Loans; and

         (d) 10:00 a.m. (Calgary time) three Banking Days prior to the proposed Drawdown Date or Rollover Date, as the case may be, for the Drawdown or Rollover of Letters of Credit.

         (2) Subject to the provisions hereof, the U.K. Borrower may make a Drawdown, Conversion or Rollover under the U.K. Facility by delivering a Drawdown Notice, Conversion Notice or Rollover Notice, as the case may be (executed in accordance with the definition of Officer's Certificate), with respect to a specified type of Loan to the U.K. Agent not later than:

         (a) 10:00 a.m. (London, England time) three Banking Days prior to the proposed Drawdown Date, Conversion Date or Rollover Date, as the case may be, for the Drawdown of, Conversion into or the Rollover of Libor Loans and GBP Libor Loans; and

         (b) 10:00 a.m. (London, England time) three Banking Days prior to the proposed Drawdown Date or Conversion Date, as the case may be, for Drawdowns of or Conversions into GBP Call Rate Loans or USD Call Rate Loans.

2.8      CONVERSION OPTION

         Subject to the provisions of this Agreement, a Borrower may convert the whole or any part of any type of Loan under a Credit Facility into any other type of Loan under the same Credit Facility by giving the applicable Agent a Conversion Notice in accordance herewith; provided that:

         (a) Conversions of Libor Loans, GBP Libor Loans and Bankers' Acceptances may only be made on the last day of the Interest Period applicable thereto;

         (b) the Borrower may not convert a portion only or the whole of an outstanding Loan unless both the unconverted portion and converted portion of such Loan are equal to or exceed, in the relevant currency of each such portion, the minimum amounts required for Drawdowns of Loans of the same type as that portion (as set forth in Section 2.5);

         (c) subject to Section 2.10, in respect of Conversions of a Loan denominated in one currency to a Loan denominated in another currency, the applicable Borrower shall at the time of the Conversion repay the Loan or portion thereof being converted in the currency in which it was denominated; and

         (d) a Conversion shall not result in an increase in Outstanding Principal; increases in Outstanding Principal may only be effected by Drawdowns made in accordance herewith.

2.9      LIBOR LOAN AND GBP LIBOR LOAN ROLLOVERS; SELECTION OF LIBOR INTEREST
         PERIODS

         At or before 10:00 a.m. (Calgary time) three Banking Days prior to the expiration of each Interest Period of each Libor Loan under the Canadian Facility or U.S. Facility and at or before 10:00 a.m. (London, England time) three Banking Days prior to the expiration of each Interest Period of each Libor Loan and GBP Libor Loan under the U.K. Facility, the applicable Borrower shall, unless it has delivered a Conversion Notice pursuant to Section 2.8 and/or a Repayment Notice pursuant to Section 2.15 (together with a Rollover Notice if a portion only is to be converted or repaid; provided that a portion of a Libor Loan or GBP Libor Loan, as applicable, may be continued only if the portion which is to remain outstanding is equal to or exceeds the minimum amount required hereunder for Drawdowns of Libor Loans and GBP Libor Loans, as applicable) with respect to the aggregate amount of such Loan, deliver a Rollover Notice to the applicable Agent selecting the next Interest Period applicable to the Libor Loan or GBP Libor Loan, as applicable, which new Interest Period shall commence on and include the last day of such prior Interest Period. If the applicable Borrower fails to deliver a Rollover Notice to the Agent as provided in this Section, such Borrower shall be deemed to have given a Conversion Notice to the applicable Agent electing to convert the entire amount of the maturing Libor Loan into a U.S. Base Rate Loan in the case of a Libor Loan under the Canadian Facility, the entire amount of the maturing Libor Loan into a U.S. Prime Rate Loan in the case of the U.S. Facility and the entire amount of a maturing GBP Libor Loan or Libor Loan into a GBP Call Rate Loan or USD Call Rate Loan, respectively, in the case of the U.K. Facility, as applicable.

2.10     ROLLOVERS AND CONVERSIONS NOT REPAYMENTS

         Any amount converted shall be a Loan of the type converted to upon such Conversion taking place, and any amount rolled over shall continue to be the same type of Loan under the same Credit Facility as before the Rollover, but such Conversion or Rollover (to the extent of the amount converted or rolled over) shall not of itself constitute a repayment (including, for certainty, for purposes of Section 2.4) or a fresh utilization of any part of the amount available under the relevant Credit Facility.

2.11 AGENT'S OBLIGATIONS WITH RESPECT TO CANADIAN PRIME RATE LOANS, U.S. BASE RATE LOANS, LIBOR LOANS, GBP LIBOR LOANS, U.S. PRIME RATE LOANS, USD CALL RATE LOANS AND GBP CALL RATE LOANS

         Upon receipt of a Drawdown Notice, Rollover Notice or Conversion Notice with respect to a Canadian Prime Rate Loan, U.S. Base Rate Loan, Libor Loan, GBP Libor Loan, U.S. Prime Rate Loan, USD Call Rate Loan or GBP Call Rate Loan, the applicable Agent shall forthwith notify the applicable Lenders under the applicable Credit Facility of the requested type of Loan, the proposed Drawdown Date, Rollover Date or Conversion Date and each applicable Lender's Rateable Portion of such Loan.

2.12 LENDERS' AND AGENT'S OBLIGATIONS WITH RESPECT TO CANADIAN PRIME RATE LOANS, U.S. BASE RATE LOANS, LIBOR LOANS, GBP LIBOR LOANS, U.S. PRIME RATE LOANS, USD CALL RATE LOANS AND GBP CALL RATE LOANS

         The applicable Lenders shall, for same day value on the Drawdown Date specified by a Borrower in a Drawdown Notice with respect to a Canadian Prime Rate Loan, a U.S. Base Rate Loan, a Libor Loan, a GBP Libor Loan, a U.S. Prime Rate Loan, a USD Call Rate Loan or a GBP Call Rate Loan, credit the applicable Agent's Account with such Lender's Rateable Portion of each such requested Loan and for same day value on the same date the applicable Agent shall pay to the applicable Borrower the full amount of the amounts so credited in accordance with any payment instructions set forth in the applicable Drawdown Notice.

2.13     IRREVOCABILITY

         A Drawdown Notice, Rollover Notice, Conversion Notice or Repayment Notice given by a Borrower hereunder shall be irrevocable and, subject to any options the Lenders may have hereunder in regard thereto and such Borrower's rights hereunder in regard thereto, shall oblige such Borrower to take the action contemplated on the date specified therein.

2.14     OPTIONAL CANCELLATION OR REDUCTION OF CREDIT FACILITIES

         Nexen (on behalf of itself or either of the other Borrowers) may, at any time, upon giving at least 3 Banking Days prior written notice to the applicable Agent, cancel in full or, from time to time, permanently reduce in part the unutilized portion of any Credit Facility and the Total Commitment and, for certainty, may permanently cancel the U.S. Facility or the U.K. Facility, in which event the U.S. Borrower or the U.K. Borrower, as applicable, shall cease to be a Borrower for all purposes of this Agreement, provided, however, that any such reduction shall be in a minimum amount of U.S.$50,000,000, in the case of the Canadian Facility, and a minimum amount of U.S.$10,000,000, in the case of the U.S. Facility or the U.K. Facility, and reductions in excess thereof shall be in integral multiples thereof. If a Credit Facility and the Total Commitment are so reduced, the Commitment of each of the Lenders under such Credit Facility shall be reduced pro rata in the same proportion that the amount of the reduction in such Credit Facility bears to the amount of such Credit Facility in effect immediately prior to such reduction.

2.15     OPTIONAL REPAYMENT; ADDITIONAL REPAYMENT TERMS

         (1) A Borrower may at any time and from time to time repay, without penalty, to the Agent for the account of the Lenders or, in the case of Letters of Credit return the same to the Canadian Agent for cancellation or provide for the funding of, the whole or any part of any Loan owing by it together with accrued interest thereon to the date of such repayment provided that:

         (a) such Borrower shall give a Repayment Notice (executed in accordance with the definition of Officer's Certificate) to the applicable Agent prior to the date of the proposed repayment not later than the time by which prior notice would be required to be given under Section 2.7 for a Drawdown of the type of Loan proposed to be repaid;

         (b) repayments pursuant to this Section may only be made on a Banking Day;

         (c) subject to the following provisions of this Section 2.15, each such repayment may only be made on the last day of the applicable Interest Period with regard to a Libor Loan or a GBP Libor Loan that is being repaid;

         (d) a Bankers' Acceptance may only be repaid on its maturity unless collateralized in accordance with Section 2.15(3);

         (e) unexpired Letters of Credit may only be prepaid by the return thereof to the Canadian Agent for cancellation or providing funding therefor in accordance with Section 2.15(4);

         (f) each such repayment shall be in a minimum amount of the lesser of: (i) the minimum amount required pursuant to Section 2.5 for Drawdowns of the type of Loan proposed to be repaid and
                  (ii) the Outstanding Principal of all Loans outstanding under the relevant Credit Facility immediately prior to such repayment; any repayment in excess of such amount shall be in integral multiples of the amounts required pursuant to Section
                  2.5 for multiples in excess of the minimum amounts for Drawdowns; and

         (g) a Borrower may not repay a portion only of an outstanding Loan unless the unpaid portion is equal to or exceeds, in the relevant currency, the minimum amount required pursuant to
                  Section 2.5 for Drawdowns of the type of Loan proposed to be repaid.

         (2) If any Libor Loan or GBP Libor Loan is repaid on other than the last day of the applicable Interest Period, the applicable Borrower shall, within three Banking Days after notice is given by the applicable Agent, pay to the applicable Agent for the account of the applicable Lenders all costs, losses, premiums and expenses incurred by such Lenders by reason of the liquidation or re-deployment of deposits or other funds, or for any other reason whatsoever, resulting (in each case) from the repayment of such Loan or any part thereof on other than the last day of the applicable Interest Period. Any such Lender, upon becoming entitled to be paid such costs, losses, premiums and expenses, shall deliver to such Borrower and the applicable Agent a certificate of such Lender certifying as to such amounts and, in the absence of manifest error, such certificate shall be conclusive and binding for all purposes.

         (3) With respect to any repayment of unmatured Bankers' Acceptances pursuant to Section 2.15(1)(d) or otherwise hereunder, it is agreed that Nexen shall provide for the funding in full of the unmatured Bankers' Acceptances to be repaid by paying to and depositing with the Canadian Agent cash collateral for each such unmatured Bankers' Acceptances equal to the face amount payable at maturity thereof. The Canadian Agent shall hold such cash collateral in an interest bearing cash collateral account at rates prevailing at the time of deposit for similar accounts with the Canadian Agent; such cash collateral, such cash collateral account, any accounts receivable, claims, instruments or securities evidencing or relating to the foregoing, and any proceeds of any of the foregoing (collectively, the "OUTSTANDING BAS COLLATERAL") shall be assigned to the Canadian Agent as security for the obligations of Nexen in relation to such Bankers' Acceptances and the Security Interest of the Canadian Agent created in such Outstanding BAs Collateral shall rank in priority to all other Security Interests and adverse claims against such Outstanding BAs Collateral. Such Outstanding BAs Collateral shall be applied to satisfy the obligations of Nexen for such Bankers' Acceptances as they mature and the Canadian Agent is hereby irrevocably directed by Nexen to apply any such Outstanding BAs Collateral to such maturing Bankers' Acceptances. The Outstanding BAs Collateral created herein shall not be released to Nexen without the consent of the Canadian Facility Lenders; however, interest on such deposited amounts shall be for the account of Nexen and may be withdrawn by Nexen so long as no Default or Event of Default is then continuing. If, after maturity of the Bankers' Acceptances for which such Outstanding BAs Collateral is held and application by the Canadian Agent of the Outstanding BAs Collateral to satisfy the obligations of Nexen hereunder with respect to the Bankers' Acceptances being repaid, any interest or other proceeds of the Outstanding BAs Collateral remains, such interest or other proceeds shall be promptly paid and transferred by the Canadian Agent to Nexen so long as no Default or Event of Default is then continuing.

         (4) With respect to the funding of the repayment of unexpired Letters of Credit pursuant to Section 2.15(1)(e) or otherwise hereunder, it is agreed that Nexen shall provide for the funding in full of the repayment of unexpired Letters of Credit by paying to and depositing with the Canadian Agent cash collateral for each such unexpired Letter of Credit equal to the maximum amount thereof, in each case, in the respective currency which the relevant Letter of Credit is denominated; such cash collateral deposited by Nexen shall be held by the Canadian Agent in an interest bearing cash collateral account with interest to be credited to Nexen at rates prevailing at the time of deposit for similar accounts with the Canadian Agent. Such cash collateral accounts shall be assigned to the Canadian Agent as security for the obligations of Nexen in relation to such Letters of Credit and the Security Interest of the Canadian Agent thereby created in such cash collateral shall rank in priority to all other Security Interests and adverse claims against such cash collateral. Such cash collateral shall be applied to satisfy the obligations of Nexen for such Letters of Credit as payments are made thereunder and the Canadian Agent is hereby irrevocably directed by Nexen to so apply any such cash collateral. Amounts held in such cash collateral accounts may not be withdrawn by Nexen without the consent of the Canadian Facility Lenders; however, interest on such deposited amounts shall be for the account of Nexen and may be withdrawn by Nexen so long as no Default or Event of Default is then continuing. If, after expiry of the Letters of Credit for which such funds are held and application by the Canadian Agent of the amounts in such cash collateral accounts to satisfy the obligations of Nexen hereunder with respect to the Letters of Credit being repaid, any excess remains, such excess shall be promptly paid by the Canadian Agent to Nexen so long as no Default or Event of Default is then continuing.

2.16     MANDATORY REPAYMENT OF CREDIT FACILITIES

         Subject to Section 11.2 and Article 8, each Borrower shall repay or pay, as the case may be, to the applicable Agent, on behalf of each Lender, all Loans and other Obligations owing by such Borrower to such Lender on or before the Maturity Date applicable to such Lender.

2.17     CURRENCY EXCESS

         (1) If the applicable Agent shall determine that the aggregate Outstanding Principal of the outstanding Loans under a given Credit Facility exceeds the maximum amount of such

Credit Facility (the amount of such excess is herein called the "CURRENCY EXCESS"), then, upon written request by the applicable Agent (which request shall detail the applicable Currency Excess), the applicable Borrower shall repay an amount of (a) Canadian Prime Rate Loans or U.S. Base Rate Loans in the case of the Canadian Facility, (b) U.S. Prime Rate Loans, in the case of the U.S. Facility, and (c) GBP Call Rate Loans or USD Call Rate Loans, in the case of the U.K. Facility, within (i) if the Currency Excess exceeds the greater of U.S.$10,000,000 or 2.5% of the amount of such Credit Facility, 5 Banking Days, and (ii) in all other cases, 20 Banking Days after receipt of such request, such that, except as otherwise contemplated in Section 2.17(2), the Equivalent Amount in United States Dollars of such repayments is, in the aggregate, at least equal to the Currency Excess.

         (2) If, in respect of any Currency Excess, the repayments made by the applicable Borrower have not completely removed such Currency Excess (the remainder thereof being herein called the "CURRENCY EXCESS Deficiency"), such Borrower shall within the aforementioned 5 or 20 Banking Days, as the case may be, after receipt of the aforementioned request of the applicable Agent, place an amount equal to the Currency Excess Deficiency on deposit with the applicable Agent in an interest-bearing account with interest at rates prevailing at the time of deposit for the account of such Borrower, to be assigned to the applicable Agent on behalf of the applicable Lenders by instrument satisfactory to the applicable Agent and to be applied to maturing Bankers' Acceptances, Libor Loans or GBP Libor Loans (converted if necessary at the exchange rate for determining the Equivalent Amount on the date of such application). The applicable Agent is hereby irrevocably directed by the applicable Borrower to apply any such sums on deposit to maturing Loans as provided in the preceding sentence. In lieu of providing funds for the Currency Excess Deficiency, as provided in the preceding provisions of this Section, the applicable Borrower may within the said period of 5 or 20 Banking Days, as the case may be, provide to the applicable Agent an irrevocable standby letter of credit in an amount equal to the Currency Excess Deficiency and for a term which expires not sooner than 10 Banking Days after the date of maturity of the relevant Bankers' Acceptances, Libor Loans or GBP Libor Loans, as the case may be; such letter of credit shall be issued by a financial institution, and shall be on terms and conditions, acceptable to the applicable Agent, acting reasonably. The applicable Agent is hereby authorized and directed to draw upon such letter of credit and apply the proceeds of the same to Bankers' Acceptances, Libor Loans or GBP Libor Loans as they mature. Upon the Currency Excess being eliminated as aforesaid or by virtue of subsequent changes in the exchange rate for determining the Equivalent Amount, then, provided no Default or Event of Default is then continuing, such funds on deposit, together with interest thereon, or such letters of credit shall be returned to the applicable Borrower, in the case of funds on deposit, or shall be cancelled or reduced in amount, in the case of letters of credit.

2.18     DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES

         (1) Nexen shall from time to time, by notice in writing to the Canadian Agent, be entitled to designate that either:

         (a)      a Restricted Subsidiary shall be an Unrestricted Subsidiary;
                  or

         (b)      an Unrestricted Subsidiary will be a Restricted Subsidiary;

provided that, Nexen shall not be entitled to designate that a Restricted Subsidiary shall be an Unrestricted Subsidiary if:

         (c) a Default or an Event of Default has occurred and is continuing;

         (d) a Default or an Event of Default would result from or exist immediately after such a designation; or

         (e)      such Restricted Subsidiary is a Material Restricted
                  Subsidiary.

         (2) Nexen shall, concurrently with delivery of a notice pursuant to Section 2.18(1), deliver to the Canadian Agent an Officer's Certificate addressed to the Canadian Agent and the Lenders certifying that Nexen is entitled to make the designation referenced in such notice.

2.19     EXTENSION OF MATURITY DATE

         (1)      In this Section:

         (a) "EXTENSION REQUEST" means a written request by Nexen (on behalf of all of the Borrowers) to the Requested Lenders to extend the Maturity Date applicable to such Lenders by one year, which request shall include an Officer's Certificate certifying that no Default or Event of Default has occurred and is continuing; and

         (b) "REQUESTED LENDERS" means those Lenders which are not then Non-Extending Lenders.

         (2) Nexen may, at its option and from time to time, by delivering to the Canadian Agent an executed Extension Request, request the Requested Lenders to extend the Maturity Date applicable to such Lenders by one year; provided that, such request may not be made more than 90 days or less than 60 days before the current Maturity Date applicable to the Requested Lenders.

         (3) Upon receipt from Nexen of an executed Extension Request, the Canadian Agent shall promptly deliver to each Requested Lender a copy of such request, and each Requested Lender shall, within 30 days after receipt of the Extension Request by the Canadian Agent, provide to the Canadian Agent and Nexen either (a) written notice that such Requested Lender (each, an "EXTENDING LENDER") agrees, subject to Section 2.19(4) below, to the extension of the current Maturity Date applicable to it by one year or (b) written notice (each, a "NOTICE OF NON-EXTENSION") that such Requested Lender (each, a "NON-EXTENDING LENDER") does not agree to such requested extension; provided that, if any Requested Lender shall fail to so notify the Canadian Agent and Nexen, then such Requested Lender shall be deemed to have delivered a Notice of Non-Extension and shall be deemed to be a Non-Extending Lender. THE DETERMINATION OF EACH LENDER WHETHER OR NOT TO EXTEND THE MATURITY DATE APPLICABLE TO IT SHALL BE MADE BY EACH INDIVIDUAL LENDER IN ITS SOLE DISCRETION.

         (4) If the Extending Lenders have the majority of the Commitments under each Credit Facility, the Maturity Date shall be extended by one year for each of the Extending Lenders. If the Extending Lenders do not have at least a majority of the Commitments under each Credit Facility, the Maturity Date shall not be extended for any of the Requested Lenders. For certainty, the Maturity Date for a Non-Extending Lender shall not be extended, regardless of whether or not the Maturity Date is extended for the Extending Lenders as aforesaid.

         (5) This Section shall apply from time to time to facilitate successive extensions and requests for extension of the Maturity Date. If, as of the current Maturity Date (before the extension thereof in accordance with the foregoing provisions of this Section 2.19), a Default or Event of Default exists, the Maturity Date shall not be extended, notwithstanding any other provision hereof to the contrary, for an Extending Lender unless (a) such Extending Lender has waived such Default or Event of Default in writing and (b) Extending Lenders having a majority of the Commitments under each Credit Facility have waived such Default or Event of Default in writing.

         (6) A Non-Extending Lender may, with the prior written consent of Nexen (on behalf of all of the Borrowers), become an Extending Lender with respect to any prior extension of the Maturity Date by providing written notice to the Canadian Agent revoking the Notice of Non-Extension provided by such Lender; such revocation shall be effective from and after receipt by the Canadian Agent of such notice from such Lender together with a copy of Nexen's consent in relation thereto.

2.20     HOSTILE ACQUISITIONS

         (1) In the event a Borrower wishes to utilize proceeds of one or more Loans under any Credit Facility to, or to provide funds to any Subsidiary, Affiliate or other person to, finance an offer to acquire (which shall include an offer to purchase securities, solicitation of an offer to sell securities, an acceptance of an offer to sell securities, whether or not the offer to sell was solicited, or any combination of the foregoing) outstanding securities of any person (the "TARGET") which constitutes a "take over bid" pursuant to applicable corporate or securities legislation (in any case, a "TAKEOVER"), then either:

         (a) prior to or concurrently with delivery to the applicable Agent of any Drawdown Notice pursuant to Section 2.7 requesting one or more Loans under the Credit Facilities, the proceeds of which are to be used to finance such Takeover, the applicable Borrower shall provide to the applicable Agent evidence satisfactory to the applicable Agent (acting reasonably) that the board of directors or like body of the Target, or the holders of all of the securities of the Target, has or have approved, accepted, or recommended to security holders acceptance of, the Takeover; or

         (b)      the following steps shall be followed:

                  (i) at least 5 Banking Days prior to the delivery to the applicable Agent of any Drawdown Notice pursuant to
                           Section 2.7 requesting one or more Loans intended to be used to finance such Takeover, the applicable Borrower shall advise the applicable Agent of the particulars of such Takeover in sufficient detail to enable each relevant Lender to determine whether it has a conflict of interest if Loans are utilized to finance such

                           Takeover, who shall promptly provide an appropriate officer of each relevant Lender with such particulars;

                  (ii) within 2 Banking Days of being so advised, each relevant Lender shall notify the applicable Agent of such Lender's determination as to whether an actual conflict of interest exists for such Lender (such determination to be made by such Lender in the exercise of its sole discretion, having regard to such considerations as it deems appropriate); provided that, in the event such Lender does not so notify the applicable Agent within such 2 Banking Day period, such Lender shall be deemed to have notified the applicable Agent that no conflict of interest exists for such Lender in respect of such Takeover; and

                  (iii) the applicable Agent shall promptly notify the applicable Borrower of each such Lender's determination,

and in the event that any Lender has notified the applicable Agent that it has an actual conflict of interest in respect of such Takeover (each, a "CONFLICTED LENDER"), then the Conflicted Lenders shall have no obligation to provide Loans to finance such Takeover, notwithstanding any other provision of this Agreement to the contrary; provided, however, that each other Lender (each, a "FINANCING LENDER") shall have an obligation (subject to the other provisions hereof), up to the amount of its Commitment under the relevant Credit Facility, to provide Loans to finance such Takeover, and the Loans to finance such Takeover shall be provided by each Financing Lender in accordance with the ratio, determined prior to the provision of any Loans to finance such Takeover, that the Commitment of such Financing Lender under the applicable Credit Facility bears to the aggregate the Commitments of all the Financing Lenders under the applicable Credit Facility.

         (2)

                  Subject to Section 2.21, if the conflict of interest giving rise to a notification under Section 2.20(1)(b)(ii) ceases to exist (whether by successful completion of the Takeover or otherwise), then the Conflicted Lender giving such notification shall, on the next Rollover or Conversion of, in the case of Bankers' Acceptances, Libor Loans or GBP Libor Loans, or, in all other cases, the next Interest Payment Date for, the Loans made to finance the relevant Takeover, purchase, and the other relevant Lenders shall on a rateable basis sell and assign to such Conflicted Lender, portions of such Loans equal in total to the notifying Conflicted Lender's Rateable Portion thereof without regard to Section 2.20(1).

2.21     REPLACEMENT OF LENDERS IN CERTAIN CIRCUMSTANCES

         (1) The Borrowers shall have the right, at their option, to (i) replace Lenders under the Credit Facilities (by causing them to assign their rights and interests under the Credit Facilities to additional financial institutions which have agreed to become Lenders or by increasing the Commitments of existing Lenders under the Credit Facilities with, in the latter case, the consent of such increasing Lenders, or any combination thereof), (ii) repay the Obligations outstanding to certain Lenders under the Credit Facilities and cancelling their Commitments (without corresponding repayment to other Lenders), or (iii) any combination of the foregoing, with respect to the following Lenders:

         (a) Non-Extending Lenders, provided that the Maturity Date has been extended in accordance with the most recent Extension Request delivered by Nexen pursuant to Section 2.19(2);

         (b) Conflicted Lenders, provided that the relevant conflict of interest remains and the Conflicted Lender in question is still availing itself of the provisions of Section 2.20 which permit it to avoid use of its Commitments to fund the Takeover in question; and

         (c) Lenders which have not agreed to consent under, waiver of or proposed amendment to the provisions of the Documents (each, a "DISSENTING LENDER") requested by the Borrowers; provided that: (i) the Borrowers shall not be entitled to replace or repay a Dissenting Lender unless, after doing so, the requested consent, waiver or amendment would be approved in accordance with this Agreement and (ii) the Borrowers shall not be entitled to repay a Dissenting Lender (as opposed to replacing the same) and reduce the amount of the Credit Facilities if, after doing so, the Total Commitment would be reduced by more than 15% in the aggregate;

provided that the Borrowers shall not be entitled to replace or repay a Conflicted Lender or a Dissenting Lender, as the case may be, unless it is concurrently repaying or replacing all other Conflicted Lenders or Dissenting Lenders, as the case may be, and further provided that increases in the Commitments of existing Lenders and the addition of new financial institutions as Lenders shall require the consent of each Agent and each Fronting Lender, such consents not to be unreasonably withheld.

         (2) In order to give effect to the provisions of Section 2.21(1) (but subject to such provisions), the relevant Borrower may, from time to time:

         (a) require any Non-Extending Lender, Conflicted Lender or Dissenting Lender to assign all of its rights, benefits and interests under the Documents, its Commitments and its Rateable Portion of all Loans and other Obligations (collectively, the "ASSIGNED INTERESTS") to (a) any other Lenders which have agreed to increase their Commitments and purchase the Assigned Interests, and (b) to third party financial institutions selected by the relevant Borrower. The relevant Borrower shall provide each Agent and each Fronting Lender with 10 Banking Days' prior written notice of its desire to proceed under this Section. The assignment of the Assigned Interests shall be effective upon: (a) execution and delivery of assignment documentation satisfactory to the relevant Non-Extending Lender, Conflicted Lender or Dissenting Lender, as the case may be, the assignee, the Borrower and the applicable Agent (each acting reasonably); (b) upon payment to the relevant Non-Extending Lender, Conflicted Lender or Dissenting Lender, as the case may be, by the relevant assignee of an amount equal to such Lender's Rateable Portion of all Loans being assigned and all accrued but unpaid interest and fees hereunder in respect of those portions of the Loans and Commitments being assigned; (c) upon payment by the relevant assignee to the applicable Agent (for the applicable Agent's own account) of the transfer fee contemplated in Section 15.6; and (d) upon provision satisfactory to the Non-Extending Lender, Conflicted Lender or Dissenting Lender, as the case may be, (acting reasonably) being made for (i) payment at maturity of outstanding Bankers' Acceptances accepted by it, (ii) indemnity in respect of its share of outstanding Letters of Credit or, with respect to outstanding Fronted LCs, release by the relevant Fronting Lenders of its obligations in respect thereof and (iii) any costs, losses, premiums or expenses incurred by such Lender by reason of the liquidation or re-deployment of deposits or other funds in respect of Libor Loans or GBP Libor Loans outstanding hereunder. Upon such assignment and transfer, the assigning Non-Extending Lender, Conflicted Lender or Dissenting Lender, as the case may be, shall have no further right, interest, benefit or obligation in respect of the Assigned Interests (except as provided in Section 7.8(3)) and the assignee thereof shall succeed to the position of such Lender as if the same was an original party hereto in the place and stead of such Non-Extending Lender, Conflicted Lender or Dissenting Lender, as the case may be, and such assignee shall be deemed to be an Extending Lender for all purposes of this Agreement where the assignor is a Non-Extending Lender; for such purpose, the assignee shall execute and deliver an Assignment Agreement and such other documentation as may be reasonably required by the applicable Agent, Fronting Lenders and the Borrower to confirm its agreement to be bound by the provisions hereof as a Lender and to give effect to the foregoing; and

         (b) to the extent that the relevant Borrower has not caused any Non-Extending Lender, Conflicted Lender or Dissenting Lender, as the case may be, to assign its rights, benefits and interests to another Lender or other financial institution as provided in paragraph (a) above, repay to such Non-Extending Lender, Conflicted Lender or Dissenting Lender, as the case may be, at any time while such Lender continues to be a Non-Extending Lender, Conflicted Lender or Dissenting Lender, all such Lender's Rateable Portion of all Loans outstanding under the Credit Facilities, together with all accrued but unpaid interest and fees thereon and with respect to its Commitments, without making corresponding repayment to the other Lenders and, upon such repayment and provision satisfactory to the relevant Non-Extending Lender, Conflicted Lender or Dissenting Lender, as the case may be, (acting reasonably) being made for (i) payment at maturity of all outstanding Bankers' Acceptances accepted by such Lender, (ii) indemnity in respect of its share of outstanding Letters of Credit or, with respect to outstanding Fronted LCs, release by the relevant Fronting Lenders of its obligations in respect thereof and (iii) any costs, losses, premiums or expenses incurred by such Lender by reason of a liquidation or re-deployment of deposits or other funds in respect of Libor Loans or GBP Libor Loans outstanding hereunder, the relevant Borrower may cancel such Lender's Commitments. Upon completion of the foregoing, such Non-Extending Lender, Conflicted Lender or Dissenting Lender, as the case may be, shall have no further right, interest, benefit or obligation in respect of the Credit Facilities (except as provided in Section 7.8(3)) and each Credit Facility shall be reduced by the amount of such Lender's cancelled Commitment thereunder.

2.22     SWINGLINE LOANS

         (1) Notwithstanding Section 2.7, but subject to the following provisions of this Section, Nexen shall be entitled to utilize a portion of the Swingline Lender's Canadian Facility Commitment to obtain Canadian Prime Rate Loans and U.S. Base Rate Loans under the Canadian Facility provided solely by the Swingline Lender (each, a "SWINGLINE LOAN") notwithstanding the definition of Canadian Prime Rate Loan or U.S. Base Rate Loan. Nexen may make Drawdowns and repayments of Swingline Loans by delivering a Drawdown Notice or Repayment Notice, as applicable, (in each case, indicating in such notice that such notice relates to a Swingline Loan) to the Canadian Agent not later than the following times on the proposed Drawdown Date or date of repayment:

         (a) noon (Calgary time) for Drawdowns or repayments which, in the aggregate on such date, are equal to or less than U.S.$10,000,000 (or the Equivalent Amount thereof); and

         (b)      10 a.m. (Calgary time) in all other cases.

For certainty, the requirements of Sections 2.5 and 2.15(1)(f) and (g) shall not apply to Swingline Loans with respect to the amounts of Drawdowns or repayments thereof.

         (2) Except as otherwise specifically provided herein, all references to Canadian Prime Rate Loans and U.S. Base Rate Loans shall include Swingline Loans of the same currency.

         (3) Swingline Loans shall be made by the Swingline Lender alone, without assignment to or participation by the other Lenders (except as provided in this Section). All interest payments and principal repayments of or in respect of Swingline Loans shall be solely for the account of the Swingline Lender and shall be paid by Nexen directly to the Swingline Lender notwithstanding anything herein to the contrary. Subject to Section 2.22(7), and to Article 14 and Section 13.1, all costs and expenses relating to the Swingline Loans shall be solely for the account of the Swingline Lender.

         (4) The maximum aggregate Outstanding Principal of the Swingline Loans shall be the lesser of:

         (a)      U.S.$40,000,000; and

         (b) the Swingline Lender's Commitment less the Swingline Lender's Rateable Portion of all outstanding Syndicated Loans.

         (5) If Nexen shall request a Syndicated Drawdown and the Swingline Lender's Rateable Portion of such Drawdown would cause the Swingline Lender's Rateable Portion of all Syndicated Loans together with the Swingline Loans then outstanding to exceed the Swingline Lender's Canadian Facility Commitment, then Nexen shall be deemed to have given a Drawdown Notice in respect of the requested Syndicated Drawdown irrevocably directing the Canadian Agent to apply the proceeds of such Syndicated Drawdown to the repayment of Swingline Loans to the extent of such excess and the Canadian Agent shall make such repayments to the Swingline Lender on behalf of Nexen on the requested date of such Syndicated Drawdown.

         (6) Nexen shall repay each Swingline Loan (together with all accrued and unpaid interest thereon) within 10 days after the Drawdown Date on which such Swingline Loan is Advanced.

         (7) Notwithstanding anything to the contrary herein contained or to any contrary provisions of applicable laws, (a) if an Event of Default occurs or (b) if the Swingline Lender so requires, and there are then outstanding any Swingline Loans, then, effective on the day of notice to that effect to the Canadian Agent and the other Canadian Facility Lenders from the Swingline Lender, Nexen shall be deemed to have requested, and hereby requests, a Drawdown of an amount of Syndicated Loans, by way of Canadian Prime Rate Loans and U.S. Base Rate Loans (as applicable), sufficient to repay the Swingline Loans and accrued and unpaid interest in respect thereof, and on the Banking Day immediately following receipt of such notice, the other Canadian Facility Lenders shall disburse to the Canadian Agent, who shall remit to the Swingline Lender, their Rateable Portions of such amounts and such amounts shall thereupon be deemed to have been advanced by the Canadian Facility Lenders to Nexen and to constitute Syndicated Loans by way of Canadian Prime Rate Loans or U.S. Base Rate Loans, as the case may be. If a Canadian Facility Lender does not disburse to the Canadian Agent for the account of the Swingline Lender its Rateable Portion of any amount under this Section then: (i) such Canadian Facility Lender shall purchase participations from the Swingline Lender in such Syndicated Loans (without recourse to the Swingline Lender) for an amount or otherwise effect transactions to achieve the financial results contemplated by this Section, and
(ii) for the purpose only of any distributions or payments to the Canadian Facility Lenders (and not, for greater certainty, for the purposes of any obligations of the Canadian Facility Lenders), including any distribution or payment with respect to Nexen in the event of any enforcement or realization proceedings or any bankruptcy, winding-up, liquidation, arrangement, compromise or composition, the Canadian Facility Commitment of such Lender shall be deemed to be nil and the Canadian Facility Commitment of the Swingline Lender shall be increased by the Canadian Facility Commitment of such Lender until the amounts owed by Nexen under the Canadian Facility are outstanding to each Canadian Facility Lender in accordance with its Rateable Portion determined without regard to this sentence. If any amount disbursed by a Canadian Facility Lender under this Section and deemed to have been advanced to Nexen must be repaid by the Swingline Lender or by the relevant Canadian Facility Lender to Nexen then no reduction of the Swingline Loans as contemplated above shall be deemed to have occurred, but the Canadian Facility Lenders shall purchase participations in the Swingline Loans (without recourse to the Swingline Lender) for an amount or otherwise effect transactions to achieve the financial results contemplated by this Section.

         (8) For certainty, it is hereby acknowledged and agreed that the Canadian Facility Lenders shall be obligated to advance their Rateable Portion of the Drawdown contemplated by Section 2.22(7), to disburse their Rateable Portion of the Syndicated Loans referenced therein and to purchase participations contemplated by such Section irrespective of:

         (a) whether a Default or Event of Default is then continuing or whether any other condition in Article 3 is met; and

         (b) whether or not Nexen has, in fact, actually requested such Drawdown (by delivery of a Drawdown Notice or otherwise).

2.23     INCREASE IN TOTAL COMMITMENT

         The Borrowers may, at any time and from time to time, increase the Commitments (the "ADDITIONAL COMMITMENTS") available under the Credit Facilities and the Total Commitment by adding additional financial institutions as Lenders or by increasing the Commitments of existing Lenders with (in the latter case) the consent of such existing Lenders, or any combination thereof. The right to increase the Credit Facilities and the Total Commitment by Additional Commitments shall be subject to the following:

         (a) no Default or Event of Default shall have occurred and be continuing and each of the Borrowers shall have delivered to each applicable Agent an Officer's Certificate certifying the same and certifying: (i) if a Credit Facility available to a Borrower is being increased, its directors' resolutions authorizing such increase, (ii) the truth and accuracy of its representations and warranties under the Documents and (iii) that no consents, approvals or authorizations are required for such increase (except as have been unconditionally obtained and are in full force and effect, unamended), each as at the effective date of such increase;

         (b) the Total Commitment shall not, at any time, exceed U.S.$2,300,000,000 and the maximum principal amount of neither the U.S. Facility nor the U.K. Facility shall exceed U.S.$300,000,000;

         (c) each applicable Agent and each Fronting Lender shall have consented to increases in the Commitments of a Lender and any additional financial institution becoming a Lender, such consents not to be unreasonably withheld;

         (d) Nexen shall use all commercially reasonable efforts to have the Lenders (including their respective Affiliates) hold, to the extent possible, Commitments under each of the U.S. Facility and U.K. Facility which are proportionate to their respective Commitments under the Canadian Facility; and

         (e) the Borrowers and the existing Lender or the financial institution being added as a Lender, as the case may be, shall execute and deliver such documentation as is required by each applicable Agent, acting reasonably, to effect the increase in question (including the partial assignment of Loans or purchase of participations from Lenders to the extent necessary to ensure that, after giving effect to such increase, each Lender holds its Rateable Portion of each outstanding Loan) and, if applicable, to novate such new financial institution as a Lender under the Documents.

2.24     ALLOCATION OF TOTAL COMMITMENT AMONG CREDIT FACILITIES

         (1) As at the date hereof, Nexen has allocated all of the Total Commitment to the Canadian Facility and has not allocated any amount to the U.K. Facility or U.S. Facility; accordingly, as at the date hereof, the initial maximum principal amount of the Canadian Facility is U.S.$2,000,000,000 and the initial maximum principal amount of each of the U.K. Facility and the U.S. Facility is nil.

         (2) Nexen may, from time to time upon prior written notice to the Canadian Agent (each such notice, a "REALLOCATION NOTICE") received not less than 10 Banking Days prior to the effective date of the reallocation set forth in such notice (each such 10 Banking Day notice period, a "REALLOCATION NOTICE PERIOD"), reallocate the Total Commitment among the Credit Facilities (and, if applicable, thereby increase the amounts of one or two of the Credit Facilities, with a corresponding decrease in the other Credit Facility or Credit Facilities) and, effective on the first Banking Day following the expiry of such notice period, the maximum principal amount of each Credit Facility shall become the maximum principal amount set forth in such Reallocation Notice; provided that:

         (a) Nexen shall not be permitted to reallocate the Total Commitment more than 2 times in the remainder of 2005 and, thereafter, more than 4 times in any calendar year;

         (b) Nexen shall not be permitted to allocate less than U.S.$100,000,000 of the Total Commitment to a given Credit Facility and all allocations in excess thereof shall be in integral multiples of U.S.$10,000,000;

         (c) Nexen shall not be permitted to allocate a portion of the Total Commitment to a given Credit Facility in an amount lower than the then current Outstanding Principal under such Credit Facility (taking into account, however, repayments of Loans under the Credit Facilities made prior to or concurrently with the effective date of such new allocation);

         (d) the maximum principal amount of the U.S. Facility shall not exceed U.S.$280,000,000 and the maximum principal amount of the U.K. Facility shall not exceed U.S.$280,000,000; and

         (e) without the prior written consent of all Lenders, Nexen shall not be permitted to change the allocation of the Total Commitment among the Credit Facilities so as to increase the amount of one or two of the Credit Facilities, with a corresponding decrease in the other Credit Facility or Credit Facilities, if a Default or Event of Default shall exist immediately after such reallocation.

         (3) Upon receipt by the Canadian Agent of a Reallocation Notice, the Canadian Agent shall (a) promptly provide a copy of such Reallocation Notice to the Lenders and (b) promptly determine, and provide each Lender with written notice (each such notice, a "REALLOCATED COMMITMENTS NOTICE") of, the amount of each Lender's Total Lender Commitment then to be allocated to each of its Canadian Facility Commitment and, if applicable, its U.K. Facility Commitment and U.S. Facility Commitment based upon (i) the amount of the Total Commitment allocated to each Credit Facility in such Reallocation Notice and (ii) the proportion each such Commitment constitutes of the aggregate Commitments under the Credit Facility in question (in each case, based upon the maximum Commitments for such Credit Facility as set forth on Schedule A annexed hereto); provided that: (A) in each such determination, the Canadian Agent shall be entitled (in its discretion) to round Commitments (up or down) to multiples of U.S.$500,000 to facilitate the reallocation set forth in the Reallocation Notice and to facilitate the administration of the Credit Facilities; (B) in no event shall a Lender's Commitment exceed the amount therefor set forth on Schedule A annexed hereto; and (C) in no event shall the sum of the Commitments of a Lender, or, if applicable, of a Lender and its Affiliates which are also Lenders, exceed its or their (as the case may be) Total Lender Commitment.

         (4) Subject to the foregoing provisions of this Section 2.24, upon receipt by a Lender of a copy of a Reallocation Notice and the Reallocated Commitments Notice relating thereto, on the first Banking Day following expiry of the Reallocation Notice Period the Commitments of such Lender shall become the Commitments set forth in such Reallocated Commitments Notice.

         (5) On the date of delivery of a Reallocation Notice to the Canadian Agent, and again on the effective date of the reallocation of the Total Commitment set forth in such notice, each of the Borrowers shall be deemed to have represented and warranted to the Agents and the Lenders that no Default or Event of Default shall exist immediately after such reallocation.

         (6) This Section shall apply from time to time to facilitate successive reallocations of the Total Commitment.

                                    ARTICLE 3
                        CONDITIONS PRECEDENT TO DRAWDOWNS

3.1      CONDITIONS FOR DRAWDOWNS

         For each Drawdown hereunder the following conditions shall be satisfied as conditions precedent to the making of such Drawdown:

         (a) the applicable Agent shall have received a proper and timely Drawdown Notice from the applicable Borrower requesting the Drawdown;

         (b) the representations and warranties set forth in Section 9.1 shall be true and accurate in all material respects on and as of the date of the requested Drawdown;

         (c) no event shall have occurred which would constitute an Event of Default or a Default nor shall the Drawdown result in the occurrence of any such event; and

         (d) after giving effect to the proposed Drawdown, the Outstanding Principal of all Loans outstanding under the relevant Credit Facility shall not exceed the maximum amount of such Credit Facility.

3.2      ADDITIONAL CONDITIONS FOR FIRST DRAWDOWN

         In addition to the conditions set forth in Section 3.1, prior to or contemporaneously with the first Drawdown hereunder the following further conditions shall be satisfied:

         (a) all fees and expenses previously agreed in writing between the Borrowers and each of the Lenders shall be paid by the Borrowers to the Lenders;

         (b) all fees previously agreed in writing between the Borrowers and the Lead Arranger shall be paid by the Borrowers to the Lead Arranger;

         (c) the Agents and the Borrowers shall have executed and delivered the Agency Fee Agreement and all fees which are then due and payable thereunder to the Agents for their own respective accounts shall have been paid to the Agents by the applicable Borrowers;

         (d) each Borrower shall have delivered to the Agents and Lenders a current certificate of compliance, status or good standing in respect of its jurisdiction of incorporation and certified copies of its constating documents, by-laws and the resolutions authorizing the Documents and transactions hereunder and an Officer's Certificate as to the incumbency of the officers of each Borrower signing the Documents;

         (e) the Documents, including the Nexen Guarantee, shall have been fully executed and delivered, each in form and substance satisfactory to the Lenders (acting reasonably);

         (f) the Agents and the Lenders shall have received (i) a legal opinion from Bennett Jones LLP in the form attached hereto as Schedule H-1, (ii) a legal opinion from Norton Rose in the form attached hereto as Schedule H-2 (iii) a legal opinion from Paul, Weiss, Rifkind, Wharton & Garrison LLP in the form attached hereto as Schedule H-3 and (iv) a legal opinion from Lenders' Counsel in the form attached hereto as Schedule I;

         (g) no Default or Event of Default shall have occurred and be continuing and Nexen shall have delivered to the Agents an Officer's Certificate confirming the same;

         (h) as at the date of such Drawdown, no material adverse change in the business, affairs, assets, properties, operations, or condition, financial or otherwise, of Nexen and its Subsidiaries taken as a whole shall have occurred since December 31, 2004 and Nexen shall have delivered to the Agents and the Lenders an Officer's Certificate confirming the same; and

         (i) Nexen shall have repaid or paid, as the case may be, all obligations under the Existing Syndicated Facilities from the proceeds of the first Drawdown and Nexen shall have fully cancelled the Existing Syndicated Facilities effective upon the funding of the first Drawdown.

3.3      WAIVER

         The conditions set forth in Sections 3.1 and 3.2 are inserted for the sole benefit of the Lenders and the Agents and may be waived by the Lenders, in whole or in part (with or without terms or conditions) without prejudicing the right of the Lenders or Agents at any time to assert such waived conditions in respect of any subsequent Drawdown.

                                    ARTICLE 4
                              EVIDENCE OF DRAWDOWNS

4.1      ACCOUNT OF RECORD

         (1) The Canadian Agent shall open and maintain books of account evidencing all Loans and all other amounts owing by Nexen to the Canadian Facility Lenders hereunder. The Canadian Agent shall enter in the foregoing accounts details of all amounts from time to time owing, paid or repaid by Nexen hereunder. The information entered in the foregoing accounts shall, absent manifest error, constitute prima facie evidence of the obligations of Nexen to the Canadian Facility Lenders hereunder with respect to all Loans and all other amounts owing by Nexen to the Canadian Facility Lenders hereunder. After a request by Nexen, the Canadian Agent shall promptly advise Nexen of such entries made in the Canadian Agent's books of account.

         (2) The U.S. Agent shall open and maintain books of account evidencing all Loans and all other amounts owing by the U.S. Borrower to the U.S. Facility Lenders hereunder. The U.S. Agent shall enter in the foregoing accounts details of all amounts from time to time owing, paid or repaid by the U.S. Borrower hereunder. The information entered in the foregoing accounts shall, absent manifest error, constitute prima facie evidence of the obligations of the U.S. Borrower to the U.S. Facility Lenders hereunder with respect to all Loans and all other amounts owing by the U.S. Borrower to the U.S. Facility Lenders hereunder. After a request by the U.S. Borrower, the U.S. Agent shall promptly advise the U.S. Borrower of such entries made in the U.S. Agent's books of account.

         (3) The U.K. Agent shall open and maintain books of account evidencing all Loans and all other amounts owing by the U.K. Borrower to the U.K. Facility Lenders hereunder. The U.K. Agent shall enter in the foregoing accounts details of all amounts from time to time owing, paid or repaid by the U.K. Borrower hereunder. The information entered in the foregoing accounts shall, absent manifest error, constitute prima facie evidence of the obligations of the U.K. Borrower to the U.K. Facility Lenders hereunder with respect to all Loans and all other amounts owing by the U.K. Borrower to the U.K. Facility Lenders hereunder. After a request by the U.K. Borrower, the U.K. Agent shall promptly advise the U.K. Borrower of such entries made in the U.K. Agent's books of account.

                                    ARTICLE 5
                          PAYMENTS OF INTEREST AND FEES

5.1      INTEREST ON CANADIAN PRIME RATE LOANS

         Nexen shall pay interest on each Canadian Prime Rate Loan owing by it during each Interest Period applicable thereto in Canadian Dollars at a rate per annum equal to the Canadian Prime Rate in effect from time to time during such Interest Period plus the Applicable Pricing Rate. Each determination by the Canadian Agent of the Canadian Prime Rate applicable from time to time during an Interest Period shall, in the absence of manifest error, be PRIMA FACIE evidence thereof. Such interest shall accrue daily and shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the Canadian Prime Rate Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 365 days. Changes in the Canadian Prime Rate shall cause an immediate adjustment of the interest rate applicable to such Loans without the necessity of any notice to Nexen.

5.2      INTEREST ON U.S. BASE RATE LOANS

         Nexen shall pay interest on each U.S. Base Rate Loan owing by it during each Interest Period applicable thereto in United States Dollars at a rate per annum equal to the U.S. Base Rate in effect from time to time during such Interest Period plus the Applicable Pricing Rate. Each determination by the Canadian Agent of the U.S. Base Rate applicable from time to time during an Interest Period shall, in the absence of manifest error, be PRIMA FACIE evidence thereof. Such interest shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the U.S. Base Rate Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 365 days. Changes in the U.S. Base Rate shall cause an immediate adjustment of the interest rate applicable to such Loans without the necessity of any notice to Nexen.

5.3      INTEREST ON LIBOR LOANS

         Each Borrower, as applicable, shall pay interest on each Libor Loan owing by it during each Interest Period applicable thereto in United States Dollars at a rate per annum, calculated on the basis of a 360 day year, equal to the Libor Rate with respect to such Interest Period plus (a) the Applicable Pricing Rate and (b) in the case of Libor Loans outstanding under the U.K. Facility, the Mandatory Cost, if any. Each determination by the applicable Agent of the Libor Rate applicable to an Interest Period shall, in the absence of manifest error, be PRIMA FACIE evidence thereof. Such interest shall accrue daily and shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Rollover Date, Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the Libor Loan outstanding during such period and on the basis of the actual number of days elapsed divided by 360.

5.4      INTEREST ON U.S. PRIME RATE LOANS

         The U.S. Borrower shall pay interest on each U.S. Prime Rate Loan owing by it during each Interest Period applicable thereto in United States Dollars at a rate per annum equal to the U.S. Prime Rate in effect from time to time during such Interest Period plus the Applicable Pricing Rate. Each determination by the U.S. Agent of the U.S. Prime Rate applicable from time to time during an Interest Period shall, in the absence of manifest error, be PRIMA FACIE evidence thereof. Such interest shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the U.S. Prime Rate Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 365 days. Changes in the U.S. Prime Rate shall cause an immediate adjustment of the interest rate applicable to such Loans without the necessity of any notice to the U.S. Borrower.

5.5      INTEREST ON GBP CALL RATE LOANS

         The U.K. Borrower shall pay interest on each GBP Call Rate Loan owing by it during each Interest Period applicable thereto in Pounds Sterling at a rate per annum equal to the GBP Call Rate in effect from time to time during such Interest Period plus (a) the Applicable Pricing Rate and (b) the Mandatory Cost, if any. Each determination by the U.K. Agent of the GBP Call Rate applicable from time to time during an Interest Period shall, in the absence of manifest error, be PRIMA FACIE evidence thereof. Such interest shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the GBP Call Rate Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 365 days. Changes in the GBP Call Rate shall cause an immediate adjustment of the interest rate applicable to such Loans without the necessity of any notice to the U.K. Borrower.

5.6      INTEREST ON USD CALL RATE LOANS

         The U.K. Borrower shall pay interest on each USD Call Rate Loan owing by it during each Interest Period applicable thereto in United States Dollars at a rate per annum, calculated on a basis of 360 day year, equal to the USD Call Rate in effect from time to time during such Interest Period plus (a) the Applicable Pricing Rate and (b) the Mandatory Cost, if any. Each determination by the U.K. Agent of the USD Call Rate applicable from time to time during an Interest Period shall, in the absence of manifest error, be PRIMA FACIE evidence thereof. Such interest shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the USD Call Rate Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 360 days. Changes in the USD Call Rate shall cause an immediate adjustment of the interest rate applicable to such Loans without the necessity of any notice to the U.K. Borrower.

5.7      INTEREST ON GBP LIBOR LOANS

         The U.K. Borrower shall pay interest on each GBP Libor Loan owing by it during each Interest Period applicable thereto in Pounds Sterling at a rate per annum, calculated on the basis of a 365 day year, equal to the GBP Libor Rate with respect to such Interest Period plus (a) the Applicable Pricing Rate and
(b) the Mandatory Cost, if any. Each determination by the U.K. Agent of the GBP Libor Rate applicable to an Interest Period shall, in the absence of manifest error, be PRIMA FACIE evidence thereof. Such interest shall accrue daily and shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including the Drawdown Date or the preceding Rollover Date, Conversion Date or Interest Payment Date, as the case may be, for such Loan to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the GBP Libor Loan outstanding during such period and on the basis of the actual number of days elapsed divided by 365.

5.8      INTEREST ACT (CANADA); CONVERSION OF 360 DAY RATES

         (1) Whenever a rate of interest or other rate per annum hereunder is expressed or calculated on the basis of a year (the "deemed year") which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or other rate shall be expressed as a yearly rate for purposes of the INTEREST ACT (Canada) by multiplying such rate of interest or other rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

         (2) Whenever a rate of interest or other rate per annum hereunder is expressed or calculated on the basis of a year of 360 days, such rate of interest or other rate shall be expressed as a rate per annum, calculated on the basis of a 365 day year, by multiplying such rate of interest or other rate by 365 and dividing it by 360.

5.9      NOMINAL RATES; NO DEEMED REINVESTMENT

         The principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement; all interest payments to be made hereunder shall be paid without allowance or deduction for deemed reinvestment or otherwise, before and after maturity, default and judgment. The rates of interest specified in this Agreement are intended to be nominal rates and not effective rates. Interest calculated hereunder shall be calculated using the nominal rate method and not the effective rate method of calculation.

5.10     STANDBY FEES

         (1) The applicable Borrower shall pay to the applicable Agent for the account of the applicable Lenders providing a given Credit Facility a standby fee in United States Dollars in respect of each Credit Facility calculated at a rate per annum equal to the Applicable Pricing Rate on the amount, if any, by which the amount of the Outstanding Principal under the Credit Facility in question for each day in the period of determination is less than the maximum amount for each such day of such Credit Facility. Fees determined in accordance with this Section shall accrue daily from and after the date hereof and be payable by the applicable Borrower quarterly in arrears and on cancellation in full of a Credit Facility, and on the Maturity Date thereof.

         (2) As of: (i) January 1, April 1, July 1 and October 1 in each year, (ii) the date of any cancellation in full of a Credit Facility, and (iii) the Maturity Date, the applicable Agent shall determine the standby fees under this Section in respect of each of the Credit Facilities for the period from and including the date hereof or the date of the immediately preceding determination, as the case may be, to but excluding that date of determination and shall deliver to each of the Borrowers a written request for payment of the standby fees so determined, as detailed therein. Each Borrower shall pay to the applicable Agent for the account of the applicable Lenders the standby fees relevant to such Borrower referred to above within 10 Banking Days after receipt of each such written request.

5.11     AGENT'S FEES

         Each Borrower shall (from time to time) pay to the applicable Agent for the applicable Agent's own account, the annual agency fee and other amounts required to be paid by it set forth in the Agency Fee Agreement by the payment dates set forth therein.

5.12     INTEREST ON OVERDUE AMOUNTS

         Notwithstanding any other provision hereof, in the event that any amount due hereunder (including any interest payment) is not paid when due (whether by acceleration or otherwise), the applicable Borrower shall pay interest on such unpaid amount (including interest on interest), if and to the fullest extent permitted by applicable law, from the date that such amount is due until the date that such amount is paid in full (but excluding the date of such payment if the payment is received for value at the required place of payment on the date of such payment), and such interest shall accrue daily, be calculated and compounded monthly and be payable on demand, after as well as before maturity, default and judgment, at a rate per annum that is equal to (i) in respect of amounts due in Canadian Dollars, the rate of interest then payable on Canadian Prime Rate Loans plus 1.0% per annum, (ii) in respect of amounts due in United States Dollars, the rate of interest then payable on U.S. Base Rate Loans plus 1.0% per annum or (iii) in respect of amounts in Pounds Sterling, the rate of interest then payable on GBP Call Rate Loans plus 1.0% per annum.

5.13     WAIVER

         To the extent permitted by applicable law, the covenant of each Borrower to pay interest at the rates provided herein shall not merge in any judgment relating to any obligation of a Borrower to the Lenders or the Agent and any provision of the INTEREST ACT (Canada) or JUDGMENT INTEREST ACT (Alberta) which restricts any rate of interest set forth herein shall be inapplicable to this Agreement and is hereby waived by the Borrowers.

5.14     MAXIMUM RATE PERMITTED BY LAW

         No interest or fee to be paid hereunder shall be paid at a rate exceeding the maximum rate permitted by applicable law. In the event that such interest or fee exceeds such maximum rate, such interest or fees shall be reduced or refunded, as the case may be, so as to be payable at the highest rate recoverable under applicable law.

                                    ARTICLE 6
                              BANKERS' ACCEPTANCES

6.1      BANKERS' ACCEPTANCES

         Nexen may give the Canadian Agent notice that Bankers' Acceptances will be required under the Canadian Facility pursuant to a Drawdown, Rollover or Conversion.

6.2      FEES

         Upon the acceptance by a Canadian Facility Lender of a Bankers' Acceptance, Nexen shall pay to the Canadian Agent for the account of such Canadian Facility Lender a fee in Canadian Dollars equal to the Applicable Pricing Rate calculated on the principal amount at maturity of such Bankers' Acceptance and for the period of time from and including the date of acceptance to but excluding the maturity date of such Bankers' Acceptance and calculated on the basis of the number of days elapsed in a year of 365 days.

6.3      FORM AND EXECUTION OF BANKERS' ACCEPTANCES

         The following provisions shall apply to each Bankers' Acceptance hereunder:

         (a) the face amount at maturity of each draft drawn by Nexen to be accepted as a Bankers' Acceptance shall be Cdn.$100,000 and integral multiples thereof;

         (b) the term to maturity of each draft drawn by Nexen to be accepted as a Bankers' Acceptance shall, subject to market availability as determined by the Canadian Facility Lenders, be 1, 2, 3 or 6 months (or such other longer or shorter term as agreed by the Canadian Facility Lenders, subject to market availability), as selected by Nexen in the relevant Drawdown, Rollover or Conversion Notice, and each Bankers' Acceptance shall be payable and mature on the last day of the Interest Period selected by Nexen for such Bankers' Acceptance (which, for certainty, pursuant to the definition of "Interest Period" shall be on or prior to the Maturity Date applicable thereto);

         (c) each draft drawn by Nexen and presented for acceptance by a Canadian Facility Lender shall be drawn on the standard form of such Canadian Facility Lender in effect at the time; provided however, that the Canadian Agent may require the Canadian Facility Lenders to use a generic form of Bankers' Acceptance, in a form satisfactory to each such Canadian Facility Lender, acting reasonably, provided by the Canadian Agent for such purpose in place of the Canadian Facility Lenders' own forms;

         (d) subject to Section 6.3(e) below, Bankers' Acceptances shall be signed by duly authorized officers of Nexen or, in the alternative, the signatures of such officers may be mechanically reproduced in facsimile thereon and Bankers' Acceptances bearing such facsimile signatures shall be binding on Nexen as if they had been manually executed and delivered by such officers on behalf of Nexen; notwithstanding that any person whose manual or facsimile signature appears on any Bankers' Acceptance may no longer be an authorized signatory for Nexen on the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Bankers' Acceptance shall be binding on Nexen; and

         (e)      in lieu of signing Bankers' Acceptances in accordance with
                  Section 6.3(d) above, Nexen may provide a Power of Attorney to a Canadian Facility Lender; for so long as a Power of Attorney is in force with respect to a given Canadian Facility Lender, such Canadian Facility Lender shall execute and deliver Bankers' Acceptances on behalf of Nexen in accordance with the provisions thereof and, for certainty, all references herein to drafts drawn by Nexen, Bankers' Acceptances executed by Nexen or similar expressions shall be deemed to include Bankers' Acceptances executed in accordance with a Power of Attorney, unless the context otherwise requires.

6.4 POWER OF ATTORNEY; PROVISION OF BANKERS' ACCEPTANCES TO CANADIAN FACILITY LENDERS

         (1) Unless revoked with respect to a given Canadian Facility Lender in accordance herewith, Nexen hereby appoints each Canadian Facility Lender, acting by any authorized signatory of such Canadian Facility Lender in question, the attorney of Nexen:

         (a) to sign for and on behalf and in the name of Nexen as drawer, drafts in such Canadian Facility Lender's standard form (or, if applicable, generic forms required by the Canadian Agent pursuant to Section 6.3(c)) which are depository bills as defined in the DEPOSITORY BILLS AND NOTES ACT (Canada) (the "DBNA"), payable to a "clearing house" (as defined in the
                  DBNA) including The Canadian Depository For Securities Limited or its nominee, CDS & Co. (the "CLEARING HOUSE");

         (b) for drafts which are not depository bills, to sign for and on behalf and in the name of Nexen as drawer and to endorse on its behalf, Bankers' Acceptances drawn on the Canadian Facility Lender payable to the order of Nexen or payable to the order of such Canadian Facility Lender;

         (c) to fill in the amount, date and maturity date of such Bankers' Acceptances; and

         (d) to deposit and/or deliver such Bankers' Acceptances which have been accepted by such Canadian Facility Lender,

provided that such acts in each case are to be undertaken by the Canadian Facility Lender in question strictly in accordance with instructions given to such Canadian Facility Lender by Nexen as provided in this Section. For certainty, signatures of any authorized signatory of a Canadian Facility Lender may be mechanically reproduced in facsimile on Bankers' Acceptances in accordance herewith and such facsimile signatures shall be binding and effective as if they had been manually executed by such authorized signatory of such Canadian Facility Lender.

         Instructions from Nexen to a Canadian Facility Lender relating to the execution, completion, endorsement, deposit and/or delivery by that Canadian Facility Lender on behalf of Nexen of Bankers' Acceptances which Nexen wishes to submit to the Canadian Facility Lender for acceptance by the Canadian Facility Lender shall be communicated by Nexen in writing to the Canadian Agent by delivery to the Canadian Agent of Drawdown Notices, Conversion Notices and Rollover Notices, as the case may be, in accordance with this Agreement which, in turn, shall be communicated by the Canadian Agent, on behalf of Nexen, to the Canadian Facility Lender.

         The communication in writing by Nexen, or on behalf of Nexen by the Canadian Agent, to the Canadian Facility Lender of the instructions set out in the Drawdown Notices, Conversion Notices and Rollover Notices referred to above shall constitute (a) the authorization and instruction of Nexen to the Canadian Facility Lender to sign for and on behalf and in the name of Nexen as drawer the requested Bankers' Acceptances and to complete and/or endorse Bankers' Acceptances in accordance with such information as set out above and (b) the request of Nexen to the Canadian Facility Lender to accept such Bankers' Acceptances and deposit the same with the clearing house or deliver the same, as the case may be, in each case in accordance with this Agreement and such instructions. Nexen acknowledges that a Canadian Facility Lender shall not be obligated to accept any such Bankers' Acceptances except in accordance with the provisions of this Agreement.

         A Canadian Facility Lender shall be and it is hereby authorized to act on behalf of Nexen upon and in compliance with instructions communicated to such Canadian Facility Lender as provided herein if such Canadian Facility Lender reasonably believes such instructions to be genuine. If a Canadian Facility Lender accepts Bankers' Acceptances pursuant to any such instructions, that Canadian Facility Lender shall confirm particulars of such instructions and advise the Canadian Agent that it has complied therewith by notice in writing addressed to the Canadian Agent and served personally or sent by telecopier in accordance with the provisions hereof. A Canadian Facility Lender's actions in compliance with such instructions, confirmed and advised to the Canadian Agent by such notice, shall be conclusively deemed to have been in accordance with the instructions of Nexen.

         This power of attorney may be revoked by Nexen with respect to any particular Canadian Facility Lender at any time upon not less than 5 Banking Days' prior written notice served upon the Canadian Facility Lender in question and the Canadian Agent, provided that no such revocation shall reduce, limit or otherwise affect the obligations of Nexen in respect of any Bankers' Acceptance executed, completed, endorsed, deposited and/or delivered in accordance herewith prior to the time at which such revocation becomes effective.

         (2) Unless Nexen has provided Powers of Attorney to the Canadian Facility Lenders, to facilitate Drawdowns, Rollovers or Conversions of Bankers' Acceptances, Nexen shall, upon execution of this Agreement and thereafter from time to time as required by the Canadian Facility Lenders, provide to the Canadian Agent for delivery to each Canadian Facility Lender drafts drawn in blank by Nexen (pre-endorsed and otherwise in fully negotiable form, if applicable) in quantities sufficient for each Canadian Facility Lender to fulfil its obligations hereunder. Any such pre-signed drafts which are delivered by Nexen to the Canadian Agent or a Canadian Facility Lender shall be held in safekeeping by the Canadian Agent or such Canadian Facility Lender, as the case may be, with the same degree of care as if they were the Canadian Agent's or such Canadian Facility Lender's property, and shall only be dealt with by the Canadian Facility Lenders and the Canadian Agent in accordance herewith. No Canadian Facility Lender shall be responsible or liable for its failure to make its share of any Drawdown, Rollover or Conversion of Bankers' Acceptances required hereunder if the cause of such failure is, in whole or in part, due to the failure of Nexen to provide such pre-signed drafts to the Canadian Agent (for delivery to such Canadian Facility Lender) on a timely basis.

         (3) By 10:00 a.m. (Calgary time) on the applicable Drawdown Date, Conversion Date or Rollover Date, Nexen shall (a) either deliver to each Canadian Facility Lender in Toronto, or, if previously delivered, be deemed to have authorized each Canadian Facility Lender to complete and accept, or (b) where Nexen has previously executed and delivered a Power of Attorney to the Canadian Facility Lender in question, be deemed to have authorized each such Canadian Facility Lender to sign on behalf of Nexen, complete and accept, drafts drawn by Nexen on such Canadian Facility Lender in a principal amount at maturity equal to such Canadian Facility Lender's share of the Bankers' Acceptances specified by Nexen in the relevant Drawdown Notice, Conversion Notice or Rollover Notice, as the case may be, as notified to the Canadian Facility Lenders by the Canadian Agent.

6.5      MECHANICS OF ISSUANCE

         (1) Upon receipt by the Canadian Agent of a Drawdown Notice, Conversion Notice or Rollover Notice from Nexen requesting the issuance of Bankers' Acceptances, the Canadian Agent shall promptly notify the Canadian Facility Lenders thereof and advise each Canadian Facility Lender of the aggregate face amount of Bankers' Acceptances to be accepted and purchased by such Canadian Facility Lender, the date of issue and the Interest Period for such Loan; the apportionment among the Canadian Facility Lenders of the face amounts of Bankers' Acceptances to be accepted by each Canadian Facility Lender shall be determined by the Canadian Agent by reference and in proportion to the respective Canadian Facility Commitment of each Canadian Facility Lender, provided that, when such apportionment cannot be evenly made, the Canadian Agent shall round allocations amongst such Canadian Facility Lenders consistent with the Canadian Agent's normal money market practices.

         (2) On each Drawdown Date, Rollover Date or Conversion Date involving the issuance of Bankers' Acceptances:

         (a) before 8:00 a.m. (Calgary time) on such date, the Canadian Agent shall determine the CDOR Rate and shall obtain quotations from each Schedule II Lender or Schedule III Lender of the Discount Rate then applicable to bankers' acceptances accepted by such Schedule II Lender or Schedule III Lender in respect of an issue of bankers' acceptances in a comparable amount and with comparable maturity to the Bankers' Acceptances proposed to be issued on such date;

         (b) on or about 8:00 a.m. (Calgary time) on such date, the Canadian Agent shall determine the BA Discount Rate applicable to each Canadian Facility Lender and shall advise each Canadian Facility Lender of the BA Discount Rate applicable to it;

         (c) each Canadian Facility Lender shall complete and accept, in accordance with the Drawdown Notice, Conversion Notice or Rollover Notice delivered by Nexen and advised by the Canadian Agent in connection with such issue, its share of the Bankers' Acceptances to be issued on such date and shall purchase such Bankers' Acceptances for its own account at a purchase price which reflects the BA Discount Rate applicable to such issue; and

         (d) in the case of a Drawdown, each Canadian Facility Lender shall, for same day value on the Drawdown Date, remit the Discount Proceeds or advance the BA Equivalent Advance, as the case may be, payable by such Canadian Facility Lender (net of the acceptance fee payable to such Canadian Facility Lender pursuant to Section 6.2) to the Canadian Agent for the account of Nexen; the Canadian Agent shall make such funds available to Nexen for same day value on such date.

         (3) Each Canadian Facility Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it for its own account.

6.6      ROLLOVER, CONVERSION OR PAYMENT ON MATURITY

         In anticipation of the maturity of Bankers' Acceptances, Nexen shall, subject to and in accordance with the requirements hereof, do one or a combination of the following with respect to the aggregate face amount at maturity of all such Bankers' Acceptances:

         (a) (i) deliver to the Canadian Agent a Rollover Notice that Nexen intends to draw and present for acceptance on the maturity date new Bankers' Acceptances in an aggregate face amount up to the aggregate amount of the maturing Bankers' Acceptances and (ii) on the maturity date pay to the Canadian Agent for the account of the Canadian Facility Lenders an additional amount equal to the difference between the aggregate face amount of the maturing Bankers' Acceptances and the Discount Proceeds of such new Bankers' Acceptances;

         (b) (i) deliver to the Canadian Agent a Conversion Notice requesting a Conversion of the maturing Bankers' Acceptances to another type of Loan under the same Credit Facility and
                  (ii) on the maturity date pay to the Canadian Agent for the account of the Canadian Facility Lenders an amount equal to the difference, if any, between the aggregate face amount of the maturing Bankers' Acceptances and the amount of the Loans into which Conversion is requested; or

         (c) on the maturity date of the maturing Bankers' Acceptances, pay to the Canadian Agent for the account of the Canadian Facility Lenders an amount equal to the aggregate face amount of such Bankers' Acceptances.

If Nexen fails to so notify the Canadian Agent or make such payments on maturity, the Canadian Agent shall effect a Conversion into a Canadian Prime Rate Loan of the entire amount of such maturing Bankers' Acceptances as if a Conversion Notice had been given by Nexen to the Canadian Agent to that effect.

6.7      RESTRICTION ON ROLLOVERS AND CONVERSIONS

         Subject to the other provisions hereof, Conversions and Rollovers of Bankers' Acceptances may only occur on the maturity date thereof.

6.8      ROLLOVERS

         In order to satisfy the continuing liability of Nexen to a Canadian Facility Lender for the face amount of maturing Bankers' Acceptances accepted by such Canadian Facility Lender, such Canadian Facility Lender shall receive and retain for its own account the Discount Proceeds of new Bankers' Acceptances issued on a Rollover, and Nexen shall on the maturity date of the Bankers' Acceptances being rolled over pay to the Canadian Agent for the account of the Canadian Facility Lenders an amount equal to the difference between the face amount of the maturing Bankers' Acceptances and the Discount Proceeds from the new Bankers' Acceptances together with the acceptance fees to which the Canadian Facility Lenders are entitled pursuant to Section 6.2.

6.9      CONVERSION INTO BANKERS' ACCEPTANCES

         In respect of Conversions into Bankers' Acceptances, in order to satisfy the continuing liability of Nexen to the Canadian Facility Lenders for the amount of the converted Loan, each Canadian Facility Lender shall receive and retain for its own account the Discount Proceeds of the Bankers' Acceptances issued upon such Conversion, and Nexen shall on the Conversion Date pay to the Canadian Agent for the account of the Canadian Facility Lenders an amount equal to the difference between the principal amount of the converted Loan and the aggregate Discount Proceeds from the Bankers' Acceptances issued on such Conversion, together with the acceptance fees to which the Canadian Facility Lenders are entitled pursuant to Section 6.2.

6.10     CONVERSION FROM BANKERS' ACCEPTANCES

         In order to satisfy the continuing liability of Nexen to the Canadian Facility Lenders for an amount equal to the aggregate face amount of the maturing Bankers' Acceptances converted to another type of Loan, the Canadian Agent shall record the obligation of Nexen to the Canadian Facility Lenders as a Loan of the type into which such continuing liability has been converted.

6.11     BA EQUIVALENT ADVANCES

         Notwithstanding the foregoing provisions of this Article, a Non-Acceptance Lender shall, in lieu of accepting Bankers' Acceptances, make a BA Equivalent Advance. The amount of each BA Equivalent Advance shall be equal to the Discount Proceeds which would be realized from a hypothetical sale of those Bankers' Acceptances which, but for this Section, such Lender would otherwise be required to accept as part of such a Drawdown, Conversion or Rollover of Bankers' Acceptances. To determine the amount of such Discount Proceeds, the hypothetical sale shall be deemed to take place at the BA Discount Rate for such Loan. Any BA Equivalent Advance shall be made on the relevant Drawdown Date, Rollover Date or Conversion Date as the case may be and shall remain outstanding for the term of the relevant Bankers' Acceptances. Concurrent with the making of a BA Equivalent Advance, a Non-Acceptance Lender shall be entitled to deduct therefrom an amount equal to the acceptance fee which, but for this Section, such Lender would otherwise be entitled to receive as part of such Loan. Subject to Section 6.6, upon the maturity date for such Bankers' Acceptances, Nexen shall pay to each Non-Acceptance Lender an amount equal to the face amount at maturity of the Bankers' Acceptances which, but for this Section, such Lender would otherwise be required to accept as part of such a Drawdown, Conversion or Rollover of Bankers' Acceptances as repayment of the amount of its BA Equivalent Advance including payment of the interest accrued and payable thereon to such maturity date.

         All references herein to "Loans" and "Bankers' Acceptances" shall, unless otherwise expressly provided herein or unless the context otherwise requires, be deemed to include BA Equivalent Advances made by a Non-Acceptance Lender as part of a Drawdown, Conversion or Rollover of Bankers' Acceptances.

6.12     TERMINATION OF BANKERS' ACCEPTANCES

         If at any time a Canadian Facility Lender ceases to accept bankers' acceptances in the ordinary course of its business, such Canadian Facility Lender shall be deemed to be a Non-Acceptance Lender and shall make BA Equivalent Advances in lieu of accepting Bankers' Acceptances under this Agreement.

                                    ARTICLE 7
                                LETTERS OF CREDIT

7.1      AVAILABILITY

         Subject to the provisions hereof, Nexen may require that Letters of Credit be issued under the Canadian Facility in accordance with the Drawdown Notices and Rollover Notices of Nexen; provided that: (a) the aggregate Outstanding Principal represented by all outstanding Letters of Credit under the Canadian Facility shall not exceed U.S.$400,000,000; and (b) the aggregate Outstanding Principal of all Fronted LCs issued by a given Fronting Lender shall not exceed the Fronting Limit applicable to such Fronting Lender. The issuance of Letters of Credit shall constitute Drawdowns or Rollovers (as applicable) hereunder and shall reduce the availability of the Canadian Facility by the aggregate Outstanding Principal of Letters of Credit under the Canadian Facility.

7.2      CURRENCY, TYPE, FORM AND EXPIRY

         Letters of Credit issued pursuant hereto shall be denominated in Canadian Dollars, United States Dollars or Pounds Sterling and amounts payable thereunder shall be paid in the currency in which the Letter of Credit is denominated. A Letter of Credit issued hereunder shall, at the option of Nexen (as specified in the relevant Drawdown Notice or Rollover Notice), be issued:
(a) as a Fronted LC by the Fronting Lender specified in the relevant Drawdown Notice or Rollover Notice; or (b) as a POA LC by the Canadian Agent on behalf of the Canadian Facility Lenders (each as to their Rateable Portion thereof). Letters of Credit shall be in a form satisfactory to the Fronting Lender or Canadian Agent (as applicable), acting reasonably, and shall have an expiration date not in excess of one year from the date of issue and, in any event, not later than the earliest applicable Maturity Date.

7.3      NO CONVERSION

         Except as provided in Section 7.7, Nexen may not effect a Conversion of a Letter of Credit.

7.4      POA LC PROVISIONS

         (1) Each POA LC shall be issued by all Canadian Facility Lenders as a single multi-Lender letter of credit, but the obligation of each Canadian Facility Lender thereunder shall be several, and not joint, based upon its Rateable Portion in effect on the date of issuance of such POA LC. Each POA LC shall include provisions substantially to the effect of the provisions contained in Schedule L annexed hereto; provided that, without the prior written consent of each Canadian Facility Lender, no POA LC shall be issued which varies the several and not joint nature of the liability of each Canadian Facility Lender thereunder.

         (2) Each POA LC shall be executed and delivered by the Canadian Agent in the name and on behalf of, and as attorney in fact for, each Canadian Facility Lender party to such Letter of Credit. The Canadian Agent shall act under each POA LC as the agent of each Canadian Facility Lender to:

         (a) receive Drafts and other documents presented by the beneficiary under such POA LC;

         (b) determine whether such Drafts and documents are in compliance with the terms and conditions of such POA LC; and

         (c) notify such Canadian Facility Lender and Nexen that a valid drawing has been made and the date that the related payment under such POA LC is to be made; provided that the Canadian Agent (in such capacity) shall have no obligation or liability for any payment to be made under any POA LC, and each POA LC shall expressly so provide.

         Each Canadian Facility Lender hereby irrevocably appoints and designates the Canadian Agent as its attorney in fact, acting through any duly authorized officer of the Canadian Agent, to execute and deliver in the name and on behalf of such Canadian Facility Lender each POA LC to be issued by such Canadian Facility Lender hereunder. Promptly upon the request of the Canadian Agent, each Canadian Facility Lender will furnish to the Canadian Agent such powers of attorney or other evidence as any beneficiary of any POA LC may reasonably request in order to demonstrate that the Canadian Agent has the power to act as attorney in fact for such Canadian Facility Lender to execute and deliver such POA LC. Nexen and the Canadian Facility Lenders agree that each POA LC shall provide that all drafts and other documents presented thereunder shall be delivered to the Canadian Agent and that all payments thereunder shall be made by the Canadian Facility Lenders obligated thereon through the Canadian Agent at the branch of the Canadian Agent specified therein. Each Canadian Facility Lender shall be severally liable under each POA LC in proportion to its Rateable Portion on the date of issuance of such POA LC and each POA LC shall specify each Canadian Facility Lender's share of the amount payable thereunder.

         (3) Nexen and each Canadian Facility Lender hereby authorize the Canadian Agent to review on behalf of each Canadian Facility Lender each Draft and other document presented under each POA LC. The determination of the Canadian Agent as to the conformity of any documents presented under a POA LC to the requirements of such POA LC shall, in the absence of the Canadian Agent's gross negligence or wilful misconduct, be conclusive and binding on Nexen and each Canadian Facility Lender. The Canadian Agent shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under any POA LC. The Canadian Agent shall promptly after such examination:

         (a) notify each of the Canadian Facility Lenders obligated under such POA LC and Nexen by telephone (confirmed in writing) of such demand for payment and of each Canadian Facility Lender's share of such payment;

         (b) deliver to each such Canadian Facility Lender a copy of each document purporting to represent a demand for payment under such POA LC; and

         (c) notify each Canadian Facility Lender and Nexen whether said demand for payment was properly made under such POA LC.

         With respect to any drawing determined by the Canadian Agent to have been properly made under a POA LC, each Canadian Facility Lender will make a payment under such POA LC in accordance with its liability under such POA LC and this Agreement, such payment to be made to the relevant Agent's Account or such other account of the Canadian Agent as shall have been most recently designated by it for such purpose by notice to the Canadian Facility Lenders. The Canadian Agent will make any such payment available to the beneficiary of such POA LC by promptly crediting the amounts so received, in like funds, to the account identified by such beneficiary in connection with such demand for payment. Promptly following any payment by any Canadian Facility Lender in respect of any POA LC, the Canadian Agent will notify Nexen of such payment; provided that any failure to give or delay in giving such notice shall not relieve Nexen of its obligation to reimburse the Canadian Facility Lenders with respect to any such payment. The responsibility of the Canadian Agent and the Canadian Facility Lenders in connection with any Draft presented for payment under any POA LC shall, in addition to any payment obligation expressly provided for in such POA LC, be limited to determining that the documents (including each Draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such POA LC. The Canadian Agent shall not be required to make any payment under a POA LC in excess of the amount received by it from the Canadian Facility Lenders for such payment.

7.5      FRONTED LC PROVISIONS

         (1) Each Fronting Lender will exercise and give the same care and attention to each Fronted LC issued by it hereunder as it gives to its other letters of credit and similar obligations, and each Fronting Lender's sole liability to each Canadian Facility Lender shall be to promptly return to the Canadian Agent for the account of the Canadian Facility Lenders, each Canadian Facility Lender's Rateable Portion of any payments made to such Fronting Lender by Nexen hereunder (other than the fees and amounts payable to such Fronting Lender for its own account) if Nexen has made a payment to such Fronting Lender hereunder. Each Canadian Facility Lender agrees that, in paying any drawing under a Fronted LC, a Fronting Lender shall not have any responsibility to obtain any document (other than as expressly required by such Fronted LC) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of any person delivering any such document. Neither a Fronting Lender nor any of its representatives, officers, employees or agents shall be liable to any Canadian Facility Lender for:

         (a) any action taken or omitted to be taken in connection herewith at the request or with the approval of the Canadian Facility Lenders;

         (b) any action taken or omitted to be taken in connection with any Fronted LC in the absence of gross negligence or wilful misconduct; or

         (c) the execution, effectiveness, genuineness, validity, or enforceability of any Fronted LC, or any other document contemplated thereby.

         No Fronting Lender shall incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper person or persons.

         (2) Nexen and each Canadian Facility Lender hereby authorize each Fronting Lender to review on behalf of each Canadian Facility Lender each draft and other document presented under each Fronted LC issued by such Fronting Lender. The determination of a Fronting Lender as to the conformity of any documents presented under a Fronted LC issued by it to the requirements of such Fronted LC shall, in the absence of such Fronting Lender's gross negligence or wilful misconduct, be conclusive and binding on Nexen and each Canadian Facility Lender. A Fronting Lender shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under any Fronted LC issued by it. Such Fronting Lender shall promptly after such examination:

         (a) notify the Canadian Agent and Nexen by telephone (confirmed in writing) of such demand for payment;

         (b) deliver to the Canadian Agent a copy of each document purporting to represent a demand for payment under such Fronted LC; and

         (c) notify the Canadian Agent and Nexen whether said demand for payment was properly made under such Fronted LC.

7.6      RECORDS

         The Canadian Agent and, if applicable, a Fronting Lender in the case of a Fronted LC, shall maintain records showing the undrawn and unexpired amount of each Letter of Credit outstanding hereunder and each Canadian Facility Lender's share of such amount and showing for each Letter of Credit issued hereunder:

         (a)      the dates of issuance and expiration thereof;

         (b)      the amount thereof; and

         (c)      the date and amount of all payments made thereunder.

         The Canadian Agent and, if applicable, a Fronting Lender, shall make copies of such records available to Nexen or any Canadian Facility Lender upon its request.

7.7      REIMBURSEMENT OR CONVERSION ON PRESENTATION

         On presentation of a Letter of Credit and payment thereunder by the Canadian Facility Lenders, in the case of a POA LC, or by the applicable Fronting Lender, in the case of a Fronted LC, Nexen shall either forthwith pay to and reimburse the Canadian Agent for the account of the Canadian Facility Lenders or the relevant Fronting Lender (as applicable) for all amounts paid pursuant to such Letter of Credit or, failing such payment, Nexen shall be deemed to have effected a Conversion of the amount so paid pursuant to such Letter of Credit into: (a) a Canadian Prime Rate Loan, in the case of a Letter of Credit denominated in Canadian Dollars, (b) a U.S. Base Rate Loan, in the case of a Letter of Credit denominated in United States Dollars and (c) a U.S. Base Rate Loan (in an Equivalent Amount of the Pounds Sterling paid pursuant to such Letter of Credit), in the case of a Letter of Credit denominated in Pounds Sterling, in each case, to the extent of the payment by the Canadian Facility Lenders or relevant Fronting Lender (as applicable) thereunder.

7.8      FRONTING LENDER INDEMNITY

         (1) If a Fronting Lender makes payment under any Fronted LC and Nexen does not fully reimburse such Fronting Lender on or before the date of payment, then Section 7.7 shall apply to deem a Loan to be outstanding to Nexen under this Agreement in the manner herein set out. Each Canadian Facility Lender shall, on request by such Fronting Lender, immediately pay to such Fronting Lender an amount equal to such Canadian Facility Lender's Rateable Portion of the amount paid by such Fronting Lender such that each Canadian Facility Lender is participating in the deemed Loan in accordance with its Rateable Portion and, for certainty, regardless of whether any Default or Event of Default is then outstanding or whether any other condition to the making of a Loan has been satisfied or not.

         (2) Each Canadian Facility Lender shall immediately on demand indemnify a Fronting Lender to the extent of such Canadian Facility Lender's Rateable Portion of any amount paid or liability incurred by such Fronting Lender under each Fronted LC issued by it to the extent that Nexen does not fully reimburse such Fronting Lender therefor.

         (3) For certainty, the obligations in this Section 7.8 shall continue as obligations of those Canadian Facility Lenders who were Canadian Facility Lenders at the time when each such Letter of Credit was issued notwithstanding that such Canadian Facility Lender may assign its rights and obligations hereunder, unless each relevant Fronting Lender specifically releases such Canadian Facility Lender from such obligations in writing.

7.9      FEES AND EXPENSES

         (1) Nexen shall pay to the Canadian Agent, for the account of all Canadian Facility Lenders, an issuance fee, payable quarterly in arrears on the last Banking Day of each calendar quarter and payable on the Maturity Date or (if applicable) any earlier date on which the Canadian Facility is fully cancelled, calculated at a rate per annum equal to the Applicable Pricing Rate and on the average daily amount of each such Letter of Credit for the number of days such Letter of Credit was outstanding for the period from and including the date of issuance or the date of the immediately preceding determination of issuance fees (as the case may be) to but excluding that date of determination, in each case, in a year of 365 days.

         (2) Nexen shall pay to the Canadian Agent, for the account of the relevant Fronting Lender, in respect of the issuance of any Fronted LC by such Fronting Lender, a fronting fee, payable quarterly in arrears on the last Banking Day of each calendar quarter and payable on the Maturity Date or (if applicable) any earlier date on which the Canadian Facility is fully cancelled, calculated at a rate of 0.125% per annum on the average daily amount of each such Fronted LC for the number of days which such Fronted LC was outstanding for the period from and including the date of issuance or the date of the immediately preceding determination of such fees (as the case may be) to but excluding that date of determination, in each case, in a year of 365 days.

         (3) In addition, with respect to all Letters of Credit, Nexen shall from time to time pay to the Canadian Agent or each Fronting Lender, as the case may be, its usual and customary fees and charges (at the then prevailing rates) for the amendment, delivery and administration of letters of credit such as the Letters of Credit and shall pay and reimburse the Canadian Agent, each Fronting Lender and the Canadian Facility Lenders for any out of pocket costs and expenses incurred in connection with any Letter of Credit, including in connection with any payment thereunder.

         (4)      All fees and charges payable by Nexen pursuant to this Section
7.9 shall be payable in: (a) United States Dollars in respect of Letters of Credit denominated in United States Dollars, (b) Canadian Dollars in respect of Letters of Credit denominated in Canadian Dollars, and (c) the Equivalent Amount of United States Dollars in respect of Letters of Credit denominated in Pounds Sterling.

7.10     ADDITIONAL PROVISIONS

         (1)      INDEMNITY AND NO CANADIAN FACILITY LENDER LIABILITY

         Nexen shall indemnify and save harmless the Canadian Facility Lenders, each Fronting Lender and the Canadian Agent against all claims, losses, costs, expenses or damages to the Canadian Facility Lenders, a Fronting Lender and the Canadian Agent arising out of or in connection with any Letter of Credit, the issuance thereof, any payment thereunder or any action taken by the Canadian Facility Lenders, a Fronting Lender or the Canadian Agent or any other person in connection therewith, including all costs relating to any legal process or proceeding instituted by any party restraining or seeking to restrain the issuer of a Letter of Credit or the Canadian Agent from accepting or paying any draft or any amount under any such Letter of Credit, except as a result of the Canadian Agent's or Fronting Lender's (as applicable) gross negligence or wilful misconduct. Nexen also agrees that the Canadian Facility Lenders, the relevant Fronting Lender and the Canadian Agent shall have no liability to it for any reason in respect of or in connection with any Letter of Credit, the issuance thereof, any payment thereunder or any other action taken by the Canadian Facility Lenders, such Fronting Lender or the Canadian Agent or any other person in connection therewith, except as a result of the Canadian Agent's, Canadian Facility Lenders' or such Fronting Lender's (as applicable) gross negligence or wilful misconduct and except for payment under a Letter of Credit other than in substantial compliance therewith.

         (2)      NO OBLIGATION TO INQUIRE

         Nexen hereby acknowledges and confirms to each of the Fronting Lenders, the Canadian Agent and the Canadian Facility Lenders that the Fronting Lenders, the Canadian Agent and the Canadian Facility Lenders shall not be obliged to make any inquiry or investigation as to the right of any beneficiary to make any claim or draft or request any payment under a Letter of Credit and payment pursuant to a Letter of Credit shall not be withheld by reason of any matters in dispute between the beneficiary thereof and Nexen. The sole obligation of the Fronting Lenders, and the Canadian Agent and the Canadian Facility Lenders with respect to Letters of Credit is to cause to be paid a draft drawn or purporting to be drawn in accordance with the terms of the applicable Letter of Credit and for such purpose the relevant Fronting Lender or Canadian Agent, as the case may be, is only obliged to determine that the Draft complies with the terms and conditions of the relevant Letter of Credit.

         The Fronting Lenders, the Canadian Agent and the Canadian Facility Lenders shall not have any responsibility or liability for or any duty to inquire into the form, sufficiency (other than to the extent provided in the last sentence of the immediately preceding paragraph and except with respect to their gross negligence or wilful misconduct or payment under a Letter of Credit other than in substantial compliance therewith), authorization, execution, signature, endorsement, correctness (other than to the extent provided in the last sentence of the immediately preceding paragraph and except with respect to their gross negligence or wilful misconduct or payment under a Letter of Credit other than in substantial compliance therewith), genuineness or legal effect of any Draft, certificate or other document presented to it pursuant to a Letter of Credit and Nexen unconditionally assumes all risks with respect to the same. Nexen agrees that it assumes all risks of the acts or omissions of the beneficiary of any Letter of Credit with respect to the use by such beneficiary of the relevant Letter of Credit. Nexen further agrees (other than to the extent provided in the last sentence of the immediately preceding paragraph and except with respect to their gross negligence or wilful misconduct or payment under a Letter of Credit other than in substantial compliance therewith) that neither the Canadian Agent nor any Canadian Facility Lender, including any Fronting Lender, nor any of their respective officers, directors or correspondents will assume liability for, or be responsible for:

         (a) the validity, correctness, genuineness or legal effect of any document or instrument relating to any Letter of Credit, even if such document or instrument should in fact prove to be in any respect invalid, insufficient, inaccurate, fraudulent or forged;

         (b) the failure of any document or instrument to bear any reference or adequate reference to any Letter of Credit;

         (c) any failure to note the amount of any draft on any Letter of Credit or on any related document or instrument;

         (d) any failure of the beneficiary of any Letter of Credit to meet the obligations of such beneficiary to Nexen or any other person;

         (e) any errors, inaccuracies, omissions, interruptions or delays in transmission or delivery of any messages, directions or correspondence by mail, facsimile or otherwise, whether or not they are in cipher;

         (f) any inaccuracies in the translation of any messages, directions or correspondence or for errors in the interpretation of any technical terms; or

         (g) any failure by the Canadian Agent or any Canadian Facility Lender, including any Fronting Lender, to make payment under any Letter of Credit as a result of any law, control or restriction rightfully or wrongfully exercised or imposed by any domestic or foreign court or government or Governmental Authority or as a result of any other cause beyond the control of the Canadian Agent or any Canadian Facility Lender, including any Fronting Lender, or their respective officers, directors or correspondents.

         (3)      OBLIGATIONS UNCONDITIONAL

         The obligations of Nexen hereunder with respect to all Letters of Credit shall be absolute, unconditional and irrevocable and shall not be reduced by any event, circumstance or occurrence, including any lack of validity or enforceability of a Letter of Credit, or any Draft paid or acted upon by a Fronting Lender, the Canadian Agent, the Canadian Facility Lenders or any of their respective correspondents being fraudulent, forged, invalid or insufficient in any respect (except with respect to their gross negligence or wilful misconduct or payment under a Letter of Credit other than in substantial compliance herewith), or any set off, defenses, rights or claims which Nexen may have against any beneficiary or transferee of any Letter of Credit. The obligations of Nexen hereunder shall remain in full force and effect and shall apply to any alteration to or extension of the expiration date of any Letter of Credit or any Letter of Credit issued to replace, extend or alter any Letter of Credit.

         (4)      OTHER ACTIONS

         Any action, inaction or omission taken or suffered by a Fronting Lender, the Canadian Agent or any Canadian Facility Lender or by any of their respective correspondents under or in connection with a Letter of Credit or any draft made thereunder, if in good faith and in conformity with foreign or domestic laws, regulations or customs applicable thereto shall be binding upon Nexen and shall not place the relevant Fronting Lender, the Canadian Agent, any Canadian Facility Lender or any of their respective correspondents under any resulting liability to Nexen. Without limiting the generality of the foregoing, a Fronting Lender, the Canadian Agent, any Canadian Facility Lender and their respective correspondents may receive, accept or pay as complying with the terms of a Letter of Credit, any Draft thereunder otherwise in order which may be signed by, or issued to, the administrator or any executor of, or the trustee in bankruptcy of, or the receiver for any property of, or any person or entity acting as a representative or in the place of, such beneficiary or its successors and assigns. Nexen covenants that it will not take any steps, issue any instructions to a Fronting Lender, the Canadian Agent, any Canadian Facility Lender or any of their respective correspondents or institute any proceedings intended to derogate from the right or ability of a Fronting Lender, the Canadian Agent, any Canadian Facility Lender or their respective correspondents to honour and pay any Letter of Credit or any Drafts.

         (5)      PAYMENT OF CONTINGENT LIABILITIES

         Nexen shall pay to the Canadian Agent an amount equal to the maximum amount available to be drawn under any unexpired Letter of Credit which becomes the subject of any order, judgment, injunction or other such determination (an "ORDER"), or any petition, proceeding or other application for any Order by Nexen or any other party, restricting payment under and in accordance with such Letter of Credit or extending a Fronting Lender's or Canadian Facility Lenders' liability, as the case may be, under such Letter of Credit beyond the expiration date stated therein; payment in respect of each such Letter of Credit shall be due forthwith upon demand in the currency in which such Letter of Credit is denominated.

         Any amount paid to the Canadian Agent pursuant to the preceding paragraph shall be held by the Canadian Agent in interest bearing cash collateral accounts (with interest payable for the account of Nexen at the rates and in accordance with the then prevailing practices of the Canadian Agent for accounts of such type) as continuing security for the Obligations under each relevant Letter of Credit and shall, prior to an Event of Default be applied by the Canadian Agent against the Obligations for, or (at the option of the Canadian Agent) be applied in payment of, such Letter of Credit if payment is required thereunder; after an Event of Default the Canadian Agent may apply such amounts, firstly, against any Obligations in respect of the relevant Letter of Credit, and, after satisfaction of such Obligations or expiry of such Letter of Credit, against any other Obligations as it sees fit or as is directed by the Lenders.

         The Canadian Agent shall release to Nexen any amount remaining in the cash collateral accounts after applying the amounts necessary to discharge the Obligations relating to such Letter of Credit, upon the later of:

         (a) the date on which any final and non appealable order, judgment or other determination has been rendered or issued either terminating any applicable Order or permanently enjoining the relevant Fronting Lender or Canadian Facility Lenders, as the case may be, from paying under such Letter of Credit;

         (b)      the earlier of:

                  (i) the date on which either the original counterpart of such Letter of Credit is returned to the relevant Fronting Lender or Canadian Agent, as the case may be, for cancellation or such Fronting Lender or the Canadian Facility Lenders, as the case may be, is or are released by the beneficiary thereof from any other obligation in respect of such Letter of Credit; and

                  (ii)     the expiry of such Letter of Credit; and

         (c) if an Event of Default has occurred, the payment and satisfaction of all Obligations and the cancellation or termination of the Credit Facilities.

         (6)      NO CONSEQUENTIAL DAMAGES

         Notwithstanding any other provision of the Documents to the contrary, the Fronting Lenders, the Canadian Agent and the Canadian Facility Lenders shall not be liable to Nexen for any consequential, indirect, punitive or exemplary damages with respect to action taken or omitted to be taken by any of them under or in respect of any Letter of Credit.

         (7)      UNIFORM CUSTOMS AND PRACTICE

         The Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce (the "UNIFORM CUSTOMS") shall in all respects apply to each Letter of Credit unless expressly provided to the contrary therein and shall be deemed for such purpose to be a part of this Agreement as if fully incorporated herein. In the event of any conflict or inconsistency between the Uniform Customs and the governing law of this Agreement, the Uniform Customs shall, to the extent permitted by applicable law, prevail to the extent necessary to remove the conflict or inconsistency.

7.11     CERTAIN NOTICES TO THE CANADIAN AGENT WITH RESPECT TO LETTERS OF CREDIT

         (1) A Fronting Lender (if other than the Canadian Agent) shall forthwith advise the Canadian Agent of any payment under, or cancellation of (whether full or partial), any Letter of Credit issued by such Fronting Lender pursuant hereto.

         (2) For certainty, all Rollover Notices requesting a Rollover of a Letter of Credit shall be delivered to the Canadian Agent (rather than directly to a Fronting Lender) and, in addition to the other provisions hereof applicable to such a Rollover, no Rollover of a Letter of Credit shall be made unless a Rollover Notice is given to the Canadian Agent in accordance with Section 2.7(e).

                                    ARTICLE 8
                        PLACE AND APPLICATION OF PAYMENTS

8.1      PLACE OF PAYMENT OF PRINCIPAL, INTEREST AND FEES; PAYMENTS TO AGENT

         All payments of principal, interest, fees and other amounts to be made by any of the Borrowers to the Agents and the Lenders pursuant to this Agreement shall be made, without set-off, deduction or counterclaim, to the applicable Agent (for, as applicable, the account of the applicable Lenders or its own account) in the currency in which the Loan is outstanding for value on the day such amount is due, and if such day is not a Banking Day on the Banking Day next following, by deposit or transfer thereof to the applicable Agent's Accounts or at such other place as the applicable Borrower and the applicable Agent may from time to time agree. Notwithstanding anything to the contrary expressed or implied in this Agreement, the receipt by the applicable Agent in accordance with this Agreement of any payment made by the applicable Borrower, for the account of any of the applicable Lenders shall, insofar as the applicable Borrower's obligations to the relevant Lenders are concerned, be deemed also to be receipt by such Lenders and such Borrower shall have no liability in respect of any failure or delay on the part of the applicable Agent in disbursing and/or accounting to the relevant Lenders in regard thereto.

8.2      DESIGNATED ACCOUNTS OF THE LENDERS

         All payments of principal, interest, fees or other amounts to be made by an Agent to the applicable Lenders pursuant to this Agreement shall be made for value on the day required hereunder, provided such Agent receives funds from the applicable Borrower for value on such day, and if such funds are not so received from such Borrower or if such day is not a Banking Day, on the Banking Day next following, by deposit or transfer thereof at the time specified herein to the account of each Lender designated by such Lender to the applicable Agent for such purpose or to such other place or account as the Lenders may from time to time notify the applicable Agent.

8.3      FUNDS

         Each amount advanced, disbursed or paid hereunder shall be advanced, disbursed or paid, as the case may be, in such form of funds as may from time to time be customarily used, in the case of:

         (a) Nexen, in Calgary, Alberta, Toronto, Ontario and New York, New York (and London, England in respect of Letters of Credit denominated in Pounds Sterling);

         (b)      the U.S. Borrower, in New York, New York; and

         (c)      the U.K. Borrower, in London, England,

in the settlement of banking transactions similar to the banking transactions required to give effect to the provisions of this Agreement on the day such advance, disbursement or payment is to be made (for certainty, each such amount advanced, disbursed or paid hereunder shall be advanced, disbursed or paid, as the case may be, in immediately available funds to the extent possible in the relevant jurisdiction).

8.4      APPLICATION OF PAYMENTS

         Except as otherwise agreed in writing by the Lenders, if any Default or Event of Default shall occur and be continuing, all payments made by any of the Borrowers to the applicable Agent and Lenders shall be applied in the following order:

         (a) to amounts due hereunder as fees other than acceptance fees for Bankers' Acceptance;

         (b)      to amounts due hereunder as costs and expenses;

         (c)      to amounts due hereunder as default interest;

         (d) to amounts due hereunder as interest or acceptance fees for Bankers' Acceptances; and

         (e) to amounts due hereunder as principal (including reimbursement obligations in respect of Bankers' Acceptances and Letters of Credit).

         Subject to the order of payment set forth above and for greater certainty, all payments made or received during the continuance of a Default or Event of Default shall be applied pro rata to the reduction of the aggregate outstanding Obligations owing by such Borrower under the applicable Credit Facility.

8.5      PAYMENTS CLEAR OF TAXES

         (1)      Except as required by law or as expressly provided in this
Section 8.5, any and all payments by each of the Borrowers to the applicable Agent or the applicable Lenders hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future Taxes and all liabilities with respect thereto imposed on the applicable Agent or the applicable Lenders, excluding (a) Taxes imposed with respect to such payments by such Governmental Authority or such taxing authority if such Taxes are imposed on or measured by reference to or in respect of the overall net income or capital of a Lender and (b) with respect to the U.S. Facility and the U.S. Agent and U.S. Facility Lenders only, any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction of the United States of America (such excluded Taxes being collectively referred to herein as "EXCLUDED TAXES"). In addition, each of the Borrowers agrees to pay any present or future stamp, transfer, registration, excise, issues, documentary or other or similar charges or levies which arise from any payment made under this Agreement or the Loans or in respect of the execution, delivery or registration or the compliance with this Agreement or the other Documents contemplated hereunder. Each of the Borrowers shall indemnify and hold harmless the Agents and the Lenders for the full amount of all of the foregoing Taxes, charges or levies (other than Excluded Taxes or as expressly provided for in this Section 8.5) or other amounts paid or payable by the Agents or the Lenders and any liability (including penalties, interest, additions to tax and reasonable out of pocket expenses) resulting therefrom or with respect thereto. A certificate of the relevant Agent or such Lender as to the amount of such payment or liability delivered to the applicable Borrower by such Agent or such Lender, as the case may be, shall be conclusive absent manifest error.

         (2) If any of the Borrowers shall be required by law to deduct or withhold any amount from any payment or other amount required to be paid to the applicable Agent or the applicable Lenders hereunder (other than in respect of Excluded Taxes or as expressly provided for in this Section 8.5) or if any liability in respect of any such withholding or deduction shall be imposed or shall arise from or in respect of any sum payable to the applicable Agent or the applicable Lenders hereunder (other than in respect of Excluded Taxes or as expressly provided for in this Section 8.5), then the sum payable to the applicable Agent or the applicable Lenders hereunder shall be increased as may be necessary so that after making all required deductions, withholdings, and additional income tax payments attributable thereto (including deductions, withholdings or income tax payable for additional sums payable under this provision) the applicable Agent or the applicable Lenders, as the case may be, receive an amount equal to the amount they would have received had no such deductions or withholdings been required to be made or if such additional taxes had not been imposed; in addition, each of the Borrowers shall pay the full amount deducted or withheld for such liabilities to the relevant taxation authority or other authority in accordance with applicable law, such payment to be made (if the liability is imposed on any such Borrower) for its own account or (if the liability is imposed on the applicable Agent or the applicable Lenders) on behalf of and in the name of the applicable Agent or the applicable Lenders, as the case may be. If the liability is imposed on the applicable Agent or the applicable Lenders, the applicable Borrower shall deliver to the applicable Agent or the applicable Lenders evidence satisfactory to such Agent or Lenders, acting reasonably, of the payment to the relevant taxation authority or other authority of the full amount deducted or withheld.

         (3) (a) If any Taxes (other than Excluded Taxes) are imposed on or with respect to any payment on or under this Agreement, in consequence of which a Borrower is required to make any indemnification payment to any Lender under
Section 8.5(1) or any additional payment to any Lender under Section 8.5(2), and if such Lender is entitled to a cash refund or to a credit which is applied against Taxes otherwise payable in a taxation year of such Lender and, in either case, which is both identifiable and quantifiable by such Lender as being attributable to the imposition of such Taxes (a "TAX REFUND"), and such Tax Refund may be obtained without increased liability to such Lender by filing one or more forms, certificates, documents, applications or returns (collectively, the "TAX FORMS"), then such Lender shall notify the applicable Borrower and shall, if requested by such Borrower, file such Tax Forms in a timely fashion (provided such Lender receives such request from such Borrower in a timely fashion). If such Lender subsequently receives a Tax Refund, and such Lender is able to identify the Tax Refund as being attributable, in whole or in part, to the Tax with respect to which such indemnification payment or additional payment was made, then such Lender shall promptly reimburse the applicable Borrower such amount as such Lender shall determine, acting reasonably and in good faith, to be the proportion of the Tax Refund, together with any interest received thereon, attributable to such indemnification payment or additional payment as will leave such Lender, after the reimbursement, in the same position as it would have been if the indemnification payment or additional payment had not been required; provided that, if any Tax Refund reimbursed by a Lender to a Borrower is subsequently disallowed, such Borrower shall repay such Lender such amount (together with interest and, if such refund resulted from a request by such Borrower, any applicable penalty payable by such Lender to the relevant taxing authority) promptly after receipt of notice by such Lender of such disallowance. The applicable Borrower agrees to reimburse each such Lender for such Lender's reasonable out-of-pocket costs and expenses, if any, incurred in complying with any request by such Borrower hereunder and agrees that all costs incurred by such Lender in respect of this Section 8.5(3)(a) may be deducted from the amount of any reimbursement to such Borrower in respect of any Tax Refund pursuant to this Section 8.5(3)(a).

                  (b) In the event that a Borrower makes any indemnification payment to a Lender under Section 8.5(1) or any additional payment to any Lender under Section 8.5(2) and in the event such Lender determines in its good faith judgment that it is not liable for the Taxes for which such indemnification payment or additional payment was made, such Lender agrees, if requested by the applicable Borrower, to use reasonable efforts to cooperate with such Borrower in contesting the liability for such Taxes; provided that, the Borrower shall reimburse such Lender for any reasonable out-of-pocket costs and expenses incurred in providing such cooperation and shall indemnify and hold such Lender harmless from and against any liabilities incurred as a result of such Lender providing such cooperation or contesting such liability, and provided further that no such cooperation shall be required if such contest shall, in such Lender's good faith judgment, subject it to any liability not covered by such indemnity, and provided further that no Lender shall have any obligation to expend its own funds, suffer any economic hardship or take any action detrimental to its interests (as determined by the relevant Lender in its sole discretion) in connection therewith unless it shall have received from the applicable Borrower payment therefor or an indemnity with respect thereto, satisfactory to it.

         (4) Each Canadian Facility Lender represents, warrants and covenants to Nexen that such Canadian Facility Lender is, and shall at all times while it is a Canadian Facility Lender remain, a Canadian Qualifying Lender unless such Canadian Facility Lender agrees in writing in favour of Nexen (and provides prior written notice thereof to Nexen) that such Canadian Facility Lender shall not be entitled to receive any additional amount under this Section
8.5 in respect of, and acknowledges that Nexen shall be entitled to make withholdings in respect of, withholding tax pursuant to Part XIII of the INCOME TAX ACT (Canada) relating to amounts payable by Nexen to such Canadian Facility Lender hereunder. Each Canadian Facility Lender hereby acknowledges and agrees that if it ceases to be a Canadian Qualifying Lender, then Nexen shall not be obligated to pay additional amounts under this Section 8.5 to such Lender.

         (5) Each U.S. Facility Lender that is not a citizen or resident of the United States, a corporation, partnership or other entity created or organized under the laws of the United States or any jurisdiction thereof or therein, or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income (each, a "NON-U.S. LENDER") and is entitled to a complete exemption from, or reduction of, withholding tax imposed by the United States on payments from the U.S. Borrower to such U.S. Facility Lender, shall deliver to the U.S. Agent and the U.S. Borrower (or, in the case of a participant, to the Lender from which it purchased the related participation), at the time such Lender becomes a party to this Agreement or upon the reasonable request of the U.S. Agent or the U.S. Borrower, (a) two (2) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States of America is a party; (b) two (2) duly completed copies of Internal Revenue Service Form W-8ECI; (c) (i) a certificate substantially in the form of Schedule N annexed hereto and (ii) Internal Revenue Service Form W-8BEN; or (d) a duly completed copy of any other form prescribed under applicable law as a basis for claiming an exemption from or reduction in United States federal withholding on payments from the U.S. Borrower together with any supplementary documentation as may be prescribed under applicable law to claim such reduction or exemption. Each U.S. Facility Lender that is organized under the laws of the United States and is not a corporation for U.S. federal income tax purposes, shall deliver to the U.S. Agent and the U.S. Borrower (or, in the case of a participant, to the Lender from which it purchased the related participation) at the time such Lender becomes a party to this Agreement, two (2) duly completed copies of an Internal Revenue Service Form W-9 showing a complete exemption from United States backup withholding taxes. In addition, each U.S. Facility Lender agrees when a lapse of time (or change in circumstances) renders the prior certificates hereunder obsolete or inaccurate in any material respect, such U.S. Facility Lender shall, to the extent permitted under applicable law, deliver to the U.S. Agent and the U.S. Borrower (or, in the case of a participant, to the Lender from which it purchased the related participation) two (2) duly completed copies of Internal Revenue Service Form W-8BEN, Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-9, or any other applicable (or successor) form claiming an exemption from, or reduction of, United States federal withholding on payments from the U.S. Borrower. Notwithstanding any other provision of this
Section 8.5(5), a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 8.5(5) that such Non-U.S. Lender is not legally able to deliver. Notwithstanding any requirement of this Section 8.5, a

Borrower shall not be required to increase payments for any United States federal withholding Taxes under Section 8.5(2) (or indemnify for such Taxes under Section 8.5(1)) imposed on payments to a U.S. Facility Lender to the extent such Taxes (a) are imposed on amounts payable to such U.S. Facility Lender on the date such U.S. Facility Lender becomes a party hereto or designates a new lending office (except this (a) shall not apply to (i) Taxes to the extent the assignor to the U.S. Facility Lender or the U.S. Facility Lender was entitled to receive increased payments for such Taxes under Section 8.5(2) or indemnity for such Taxes under Section 8.5(1) at the time of the assignment or designation of the new lending office or (ii) Taxes imposed on payments to a U.S. Facility Lender that acquired its interest pursuant to an assignment during the continuation of an Event of Default in compliance with Section 15.6) or (b) the failure of the U.S. Facility Lender to provide the forms required under this
Section 8.5(5).

         (6) Each U.S. Facility Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 8.5 with respect to such Lender, it will, if requested by the U.S. Borrower, use reasonable efforts (subject to the overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage. Nothing in this Section 8.5(6) shall affect or postpone any of the Obligations of the U.S. Borrower or the rights of any U.S. Facility Lender provided in this Agreement or the other Documents.

         (7) The U.K. Borrower is not required to make an increased payment to the U.K. Agent or a U.K Facility Lender under Section 8.5(2) for a deduction or withholding in respect of Taxes imposed by the United Kingdom from a payment of interest under the U.K. Facility, if on the date on which the payment falls due:

         (a) the payment of interest could have been made to the relevant Lender without a deduction or withholding in respect of Taxes if such Lender was a U.K. Qualifying Lender, but on that date that Lender is not or has ceased to be a U.K. Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or tax treaty, or any published practice or concession of any relevant taxing authority; or

         (b)      (i)      the relevant Lender is a U.K. Qualifying Lender
                           solely under sub paragraph (b)(iii) of the definition of U.K. Qualifying Lender; and

                  (ii) the Board of Her Majesty's Revenue and Customs has given (and not revoked) a direction (a "DIRECTION") under section 349C of the U.K. Taxes Act (as that provision has effect on the date on which the relevant Lender became a Lender) which relates to that payment and that Lender has received from the U.K. Borrower a certified copy of that Direction; and

                  (iii) the payment could have been made to the Lender without any deduction or withholding in respect of Taxes in the absence of that Direction; or

         (c) the relevant Lender is a Treaty Lender and the U.K. Borrower making the payment is able to demonstrate that the payment could have been made to the Lender without the deduction or withholding in respect of Taxes had that Lender complied with its obligations under Section 8.5(10) below.

         (8) If the U.K. Borrower is required to make a deduction or withholding in respect of Taxes, the U.K. Borrower shall make that deduction or withholding and any payment required in connection with that deduction or withholding within the time allowed and in the minimum amount required by law.

         (9) Within 30 days of making either a deduction or withholding in respect of Taxes or any payment required in connection with that deduction or withholding in respect of Taxes, the U.K. Borrower shall deliver to the U.K. Agent or the U.K. Facility Lenders evidence reasonably satisfactory to such Agent or such Lenders that the deduction or withholding has been made or (as applicable) any appropriate payment paid to the relevant taxation authority.

         (10) A Treaty Lender and the U.K. Borrower who makes a payment to which that Treaty Lender is entitled shall cooperate in completing any procedural formalities necessary for the U.K. Borrower to obtain authorization to make that payment without a deduction or withholding in respect of Taxes.

         (11) A Lender which is a U.K. Qualifying Lender solely under subparagraph (b)(iii) of the definition of U.K. Qualifying Lender and which becomes a Lender on the day on which this Agreement is entered into gives a U.K. Tax Confirmation to the U.K. Borrower by entering this Agreement.

         (12) A Lender which is a U.K. Qualifying Lender solely under subparagraph (b)(iii) of the definition of U.K. Qualifying Lender shall promptly notify the U.K. Borrower if there is any change in the position from that set out in the U.K. Tax Confirmation.

8.6      SET OFF

         (1) In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of an Event of Default which remains unremedied (whether or not the Loans have been accelerated hereunder), the applicable Agent and each applicable Lender shall have the right (and are hereby authorized by the Borrowers) at any time and from time to time to combine all or any of a Borrower's accounts with such Agent or such Lender, as the case may be, with other accounts of such Borrower and to set off and to appropriate and to apply any and all deposits (general or special, term or demand) including, but not limited to, indebtedness evidenced by certificates of deposit whether matured or unmatured, and any other indebtedness at any time held by a Borrower or owing by such Lender or such Agent, as the case may be, to or for the credit or account of such Borrower against and towards the satisfaction of any Obligations owing by such Borrower, and may do so notwithstanding that the balances of such accounts and the liabilities are expressed in different currencies, and the applicable Agent and each applicable Lender are hereby authorized to effect any necessary currency conversions at the noon spot rate of exchange announced by the Bank of Canada on the Banking Day before the day of conversion.

         (2) The applicable Agent or the applicable Lender, as the case may be, shall notify the applicable Borrower of any such set-off from such Borrower's accounts within a reasonable period of time thereafter, although such Agent or such Lender, as the case may be, shall not be liable to such Borrower for its failure to so notify.

8.7      MARGIN CHANGES; ADJUSTMENTS FOR MARGIN CHANGES; NOTICE OF RATING
         CHANGES

         (1)      Changes in the Applicable Pricing Rate shall be effective:

         (a) in the case of outstanding Bankers' Acceptances, upon the earlier of (i) 90 days after any change in the relevant debt rating of Nexen or when the relevant debt ceases to be rated, and (ii) the next Rollover or Conversion thereof after such change or cessation in rating, as the case may be;

         (b) in all other cases, immediately upon any change in the relevant debt rating of Nexen or when the relevant debt of Nexen ceases to be rated; and

         (c)      without the necessity of notice to any Borrower.

         (2) For any Loans outstanding as of the effective date of a change in an Applicable Pricing Rate:

         (a) in the case of increases in such rates per annum, the applicable Borrower shall pay to the Agent for the account of the Lenders such additional interest or fees, as the case may be, as may be required to give effect to the relevant increases in the interest or fees payable on or in respect of such Loans from and as of the effective date of the relevant increase in rates; and

         (b) in the case of decreases in such rates per annum, the applicable Borrower shall receive a credit against subsequent interest payable on Loans or fees payable pursuant to Section 5.10, Section 6.2 or Section 7.9(1), as the case may be, to the extent necessary to give effect to the relevant decreases in the interest or fees payable on or in respect of such Loans from and as of the effective date of the relevant decrease in rates.

         (3) The additional payments required by Section 8.7(2)(a) shall be made on the last Banking Day of the calendar month in which the changes in the Applicable Pricing Rate are effective. The adjustments required by Section 8.7(2)(b) shall be accounted for in successive interest and fee payments by the applicable Borrower until the amount of the credit therein contemplated has been fully applied; provided that, upon satisfaction in full of all Obligations of a Borrower and cancellation of such Borrower's Credit Facility in accordance herewith, the Lenders shall pay to the applicable Borrower an amount equal to any such credit which remains outstanding.

         (4) Nexen hereby covenants and agrees to give notice to each Agent of any change in the debt rating of its unsecured, unsubordinated long term debt by a Designated Rating Agency promptly upon becoming aware of such change. For certainty, the change in the Applicable Pricing Rate shall, subject to Section 8.7(1)(a), be effective from the date of the change in the relevant debt rating by a Designated Rating Agency regardless of the date notice thereof is given by Nexen to the Agents.

                                    ARTICLE 9
                         REPRESENTATIONS AND WARRANTIES

9.1      REPRESENTATIONS AND WARRANTIES

         (1) Nexen represents and warrants as follows to each Agent and to each of the Lenders and acknowledges and confirms that each Agent and each of the Lenders is relying upon such representations and warranties:

         (a)      EXISTENCE AND GOOD STANDING

                  Nexen and each Restricted Subsidiary are corporations or partnerships validly existing and in good standing under the laws of their respective jurisdictions of incorporation or formation; each is duly registered in all other jurisdictions where the nature of its property or character of its business requires registration, except for jurisdictions where the failure to be so registered or qualified would not have a Material Adverse Effect, and has all necessary corporate or partnership power and authority to own its properties and carry on its business as presently carried on or as contemplated by this Agreement.

         (b)      AUTHORITY

                  Each Borrower has full power, legal right and authority to enter into this Agreement and do all such acts and things as are required by this Agreement to be done, observed or performed, in accordance with the terms thereof.

         (c)      VALID AUTHORIZATION AND EXECUTION

                  Each Borrower has taken all necessary corporate action of its directors and shareholders to authorize the execution, delivery and performance of this Agreement and to observe and perform the provisions thereof in accordance with the terms therein contained.

         (d)      VALIDITY OF AGREEMENT - NON-CONFLICT

                  None of the authorization, execution or delivery of this Agreement or performance of any obligation pursuant thereto requires or will require, pursuant to applicable law now in effect, any approval or consent of any Governmental Authority having jurisdiction (except such as has already been obtained and are in full force and effect) nor is in conflict with or contravention of any of the Borrowers' incorporation or charter documents, articles or by-laws or resolutions of directors or shareholders or, so far as it is aware after due inquiry, the provisions of any indenture, instrument, undertaking or other agreement to which it or any Borrower is a party or by which any of the Borrowers or their respective properties or assets are bound, the contravention of which agreement would reasonably be expected to have a Material Adverse Effect. This Agreement when executed and delivered will constitute valid and legally binding obligations of each of the Borrowers, enforceable against each of the Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws of general application limiting the enforceability of creditors' rights and to the fact that equitable remedies are only available in the discretion of the court.

         (e)      OWNERSHIP OF PROPERTY

                  Subject to Permitted Encumbrances, each of the Borrowers has good and marketable title to its property except to the extent the failure to have such title would not have or reasonably be expected to have a Material Adverse Effect. Nexen is not aware of any claim, event, occurrence or right granted to any other person, of any kind whatsoever, that has resulted in or would result in loss of all or any part of the interest of a Borrower in any part of its property, other than a loss that would not have or would not reasonably be expected to have a Material Adverse Effect.

         (f)      COMPLIANCE WITH OTHER INSTRUMENTS

                  No event has occurred and is continuing which constitutes, or which with the giving of notice, the lapse of time, a relevant determination or any combination thereof would constitute, a contravention of or default under any agreement or instrument by which Nexen or any Restricted Subsidiary or any of their properties or assets are bound or affected, which has or would reasonably be expected to have a Material Adverse Effect.

         (g)      NON-DEFAULT

                  No Default or Event of Default has occurred or is continuing.

         (h)      FINANCIAL CONDITION

                  (i) The audited consolidated financial statements of Nexen previously delivered to the Lenders present fairly, in all material respects, the consolidated financial condition of Nexen as at the date thereof and the results of the consolidated operations thereof for the year then ending, all in accordance with GAAP consistently applied.

                  (ii) Except as has been disclosed to the Canadian Agent by written notice in accordance with the provisions of this Agreement:

                           A. no change in Nexen's consolidated financial condition (as disclosed or reflected in Nexen's most recent consolidated financial statements delivered to the Canadian Agent) has occurred which would reasonably be expected to have a Material Adverse Effect; and

                           B. no filing is imminent of a report of a material change as required to be filed by Nexen with any securities commission or exchange or with any Governmental Authority having jurisdiction over the issuance and sale of securities of Nexen and which material change would reasonably be expected to have a Material Adverse Effect.

         (i)      ABSENCE OF LITIGATION

                  There are no actions, suits or proceedings pending or, to the knowledge of Nexen, threatened against or affecting Nexen or any of its Restricted Subsidiaries, their property or any of their undertakings and assets, at law, in equity or before any arbitrator or before or by any governmental department, body, commission, board, bureau, agency or instrumentality having jurisdiction in the premises in respect of which there is a reasonable likelihood of a determination adverse to Nexen or any Restricted Subsidiary and which, if determined adversely, would reasonably be expected to have a Material Adverse Effect.

         (j)      COMPLIANCE WITH APPLICABLE LAWS, COURT ORDERS AND MATERIAL
                  AGREEMENTS

                  Nexen and its Restricted Subsidiaries and their respective businesses and operations: (i) are in compliance with all applicable laws (including all applicable Environmental Laws), all applicable directives, judgments, decrees, injunctions and orders rendered by any Governmental Authority or court of competent jurisdiction, its constating documents and by-laws, all material agreements or instruments to which it is a party or by which its property or assets are bound, and any employee benefit plans, except to the extent that non-compliance would not reasonably be expected to have a Material Adverse Effect; and (ii) without limiting subclause (i) above, no person who owns a controlling interest in or otherwise controls Nexen or any Restricted Subsidiary is listed on the Specially Designated Nationals and Blocked Person List maintained by the United States Office of Foreign Assets Control ("OFAC"), the United States Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, executive order or regulation.

         (k)      AUTHORIZATIONS IN EFFECT

                  All authorizations, approvals, consents, licences, exemptions, filings, registrations, notarizations and other requirements of Governmental Authorities reasonably necessary to carry on the businesses of Nexen and its Restricted Subsidiaries are in full force and effect, except to the extent that the failure to have or maintain the same in full force and effect would not, when taken in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (l)      REMITTANCES UP TO DATE

                  All of the remittances required to be made by Nexen and its Restricted Subsidiaries to the federal, provincial and municipal governments have been made, are currently up to date and there are no outstanding arrears, except where and to the extent the failure to remit or delay in remitting would not, when taken in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (m)      ENVIRONMENTAL

                  To the best of the knowledge and belief of Nexen, after due inquiry, Nexen, its Restricted Subsidiaries and their respective properties, assets and undertakings taken as a whole comply in all material respects and the businesses, activities and operations of same and the use of such properties, assets and undertakings and the processes and undertakings performed thereon comply in all respects with all Environmental Laws except to the extent that non-compliance would not reasonably be expected to have a Material Adverse Effect; further, Nexen does not know, and has no reasonable grounds to know, of any facts which result in or constitute or are likely to give rise to non-compliance with any Environmental Laws, which facts or non-compliance have or would reasonably be expected to have a Material Adverse Effect.

         (n)      TAXES

                  Nexen and each of its Restricted Subsidiaries have paid all Taxes, assessments and reassessments and all other governmental charges, governmental royalties, penalties, interest and fines claimed against them which are due and payable, other than such Taxes or other amounts which the failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect; they have made adequate provision for, and all required instalment payments have been made in respect of, Taxes payable for the current period for which returns are not yet required to be filed, except to the extent that the failure to do so has not had and would not reasonably be expected to have a Material Adverse Effect; there are no actions or proceedings being taken by any taxation authority in any jurisdictions where Nexen or any Restricted Subsidiary carries on business to enforce the payment of any Taxes by it other than those which are being contested by it in good faith by appropriate proceedings where such contestation would not be reasonably expected to have a Material Adverse Effect.

         (o)      INVESTMENT AND HOLDING COMPANY STATUS.

                  At any time when any of the Total Commitment has been allocated to the U.S. Facility, neither Nexen nor any of its Restricted Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the INVESTMENT COMPANY ACT of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the PUBLIC UTILITY HOLDING COMPANY ACT of 1935.

         (p)      ERISA.

                  At any time when any of the Total Commitment has been allocated to the U.S. Facility, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect.

         (q)      COMPLIANCE WITH REGULATIONS T, U, AND X.

                  At any time when any of the Total Commitment has been allocated to the U.S. Facility, neither Nexen nor any of its Restricted Subsidiaries is engaged principally in or has as one of its important activities the business of extending credit for the purpose of purchasing or carrying any "margin security" or "margin stock" as defined in Regulations T, U, and X (12 C.F.R. Parts 221 and 224) of the Federal Reserve System (herein called "MARGIN STOCK"). Neither Nexen, nor any Restricted Subsidiaries has taken or will take any action which might cause this Agreement to violate Regulation T, U, or X, or any other regulation of the Federal Reserve System with respect to Margin Stock, in each case as now in effect or as the same may hereafter be in effect. Neither the making of the Loans nor the use of proceeds thereof will violate the provisions of Regulation T, U, or X of the Federal Reserve System.

         (2) In addition to and without limiting, derogating from or otherwise affecting the representations and warranties of Nexen contained in
Section 9.1(1), the U.S. Borrower, with respect to itself only, represents and warrants to the U.S. Agent and to each of the U.S. Facility Lenders (and acknowledges and confirms that the U.S. Agent and each of the U.S. Facility Lenders is relying upon such representations and warranties) that each of the representations and warranties of Nexen contained in the following provisions of said Section 9.1(1) is true, correct and complete in all respects with respect the U.S. Borrower as if made and repeated at length in this Section 9.1(2) by the U.S. Borrower, MUTATIS MUTANDIS: Sections 9.1(1)(a), (b), (c), (d), (g),
(o), (p) and (q).

         (3) In addition to and without limiting, derogating from or otherwise affecting the representations and warranties of Nexen contained in
Section 9.1(1), the U.K. Borrower, with respect to itself only, represents and warrants to the U.K. Agent and to each of the U.K. Facility Lenders (and acknowledges and confirms that the U.K. Agent and each of the U.K. Facility Lenders is relying upon such representations and warranties) that each of the representations and warranties of Nexen contained in the following provisions of said Section 9.1(1) is true, correct and complete in all respects with respect the U.K. Borrower as if made and repeated at length in this Section 9.1(3) by the U.K. Borrower, MUTATIS MUTANDIS: Sections 9.1(1)(a), (b), (c), (d) and (g).

9.2      DEEMED REPETITION

         On the date of delivery by a Borrower of a Drawdown Notice to the applicable Agent, and again on the date of any Drawdown made by a Borrower pursuant thereto:

         (a) except those representations and warranties which the Borrowers have notified the applicable Agent in writing cannot be repeated for such Drawdown and in respect of which the applicable Lenders have waived in writing (with or without terms or conditions) the application of the condition precedent in Section 3.1(b) for such

                  Drawdown, each of the representations and warranties of Nexen and, if the Borrower delivering such Drawdown Notice is other than Nexen, of such Borrower contained (or deemed to be contained) in Section 9.1 shall be deemed to be repeated;

         (b) Nexen shall be deemed to have represented and warranted to the Agents and the Lenders that, except as has otherwise been notified to the applicable Agent in writing and has been waived by the applicable Lenders in writing, no event has occurred and remains outstanding which would constitute a Default or an Event of Default nor will any such event occur as a result of the aforementioned Drawdown; and

         (c) if the Borrower delivering such Drawdown Notice is other than Nexen, such Borrower shall be deemed to have represented and warranted to the applicable Agent and the applicable Lenders that, except as has otherwise been notified to the applicable Agent in writing and has been waived by the applicable Lenders in writing, no event has occurred and remains outstanding which would constitute a Default or an Event of Default nor will any such event occur as a result of the aforementioned Drawdown.

9.3      OTHER DOCUMENTS

         All representations, warranties and certifications of Nexen or any other Borrower contained in any other Document delivered pursuant hereto or thereto shall be deemed to constitute representations and warranties made by Nexen to the Agents and the Lenders (or by such other Borrower to the applicable Agent and applicable Lenders) under Section 9.1 of this Agreement.

9.4      EFFECTIVE TIME OF REPETITION

         All representations and warranties, when repeated or deemed to be repeated hereunder, shall be construed with reference to the facts and circumstances existing at the time of repetition, unless they are stated herein to be made as at the date hereof.

9.5      NATURE OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties set out in this Agreement or deemed to be made pursuant hereto shall survive the execution and delivery of this Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by the Agents, the Lenders or Lenders' Counsel. Such representations and warranties shall survive until this Agreement has been terminated, provided that the representations and warranties relating to environmental matters shall survive the termination of this Agreement.

                                   ARTICLE 10
                                GENERAL COVENANTS

10.1     AFFIRMATIVE COVENANTS OF NEXEN

         So long as any Obligation is outstanding or any Credit Facility is available hereunder, Nexen covenants and agrees with each of the Lenders and the Agents that, unless (subject to Section 15.10) a Majority of the Lenders otherwise consent in writing:

         (a)      PUNCTUAL PAYMENT AND PERFORMANCE

                  Nexen shall and shall cause the U.S. Borrower and the U.K. Borrower to, duly and punctually pay the principal of all Loans, all interest thereon and all fees and other amounts required to be paid by the applicable Borrower hereunder in the manner specified hereunder and Nexen shall, and shall cause the U.S. Borrower, the U.K. Borrower and its other Subsidiaries to maintain, perform and observe all of their respective obligations under this Agreement and under any other Document to which any of them is a party.

         (b)      MAINTENANCE AND OPERATION

                  Nexen shall do or cause to be done and will cause each Restricted Subsidiary to do or cause to be done all things necessary or required to have all their properties, assets and operations owned, operated and maintained in accordance with customary industry practice and applicable law except to the extent that the failure to do or cause to be done the same would not reasonably be expected to have a Material Adverse Effect, and at all times cause the same to be owned, operated, maintained and used in compliance with all terms of any applicable insurance policy except to the extent that the failure to do or cause to be done the same would not reasonably be expected to have a Material Adverse Effect.

         (c)      COMPLIANCE WITH LEGISLATION GENERALLY

                  Nexen shall do or cause to be done, and shall cause its Restricted Subsidiaries to do or cause to be done, all acts necessary or desirable to comply with all applicable federal, state, provincial and municipal laws, requirements or standards except where such failure to comply does not and would not reasonably be expected to have a Material Adverse Effect and to preserve and keep in full force and effect all franchises, licences, rights, privileges and permits necessary to enable Nexen and each of its Restricted Subsidiaries to operate and conduct their respective businesses in accordance with customary industry practice except where such failure to preserve and keep in full force and effect does not and would not reasonably be expected to have a Material Adverse Effect and to advise the Agents of any proposed changes to or loss or sale of such franchises, licences, rights, privileges and permits which would reasonably be expected to have a Material Adverse Effect.

         (d)      MATERIAL LITIGATION

                  Nexen shall promptly give written notice to each Agent of any litigation, proceeding or dispute affecting it or any of its Restricted Subsidiaries of which there is a reasonable possibility of a determination adverse to it or any Restricted Subsidiary and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect and shall from time to time furnish to an Agent all reasonable information requested by such Agent concerning the status of any such litigation, proceeding or dispute.

         (e)      FINANCIAL STATEMENTS AND OTHER INFORMATION

                  Nexen shall deliver to the Canadian Agent with sufficient copies for each of the Lenders:

                  (i) Annual Financials - as soon as available and, in any event, within 120 days after the end of each of its fiscal years, copies of its audited annual financial statements on a consolidated basis consisting of a balance sheet, statement of income, statement of cash flows and statement of shareholders' equity for each such year, together with the notes thereto, all prepared in accordance with GAAP consistently applied, together with a report of Nexen's auditors thereon;

                  (ii) Quarterly Financials - as soon as available and, in any event within 60 days after the end of each of its first, second and third fiscal quarters, copies of its unaudited quarterly financial statements on a consolidated basis, in each case consisting of a balance sheet, statement of income, statement of cash flows and statement of shareholders' equity for each such period all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, all prepared in accordance with GAAP consistently applied;

                  (iii) Compliance Certificate - concurrently with furnishing the financial statements pursuant to Sections 10.1(e)(i) and (ii), a Compliance Certificate signed by the president, chief financial officer, vice-president - finance or treasurer of Nexen and stating that, INTER ALIA, Nexen is not in default under the terms and conditions of this Agreement and that no Default or Event of Default has occurred and is continuing (or, if applicable, specifying those defaults or events notified in accordance with
                           Section 10.1(g) below) and detailing calculations determining whether or not the financial covenant specified in Section 10.3 below has been or is being complied with; and

                  (iv) Other - at the request of the Canadian Agent, such other information, reports, certificates, projections of income and cash flow or other matters affecting the business, affairs, financial condition, property or assets of Nexen or the business, affairs, financial condition, property or assets of any of its Restricted Subsidiaries as the Canadian Agent may reasonably request.

         (f)      RIGHTS OF INSPECTION

                  At any reasonable time and from time to time upon reasonable prior notice, Nexen shall permit, and shall cause its Restricted Subsidiaries to permit, the Canadian Agent or any representative thereof (at the expense of the Lenders) to examine and make copies of and abstracts from the records and books of account of Nexen or any of its Restricted Subsidiaries and to visit and inspect the premises and properties of Nexen or any of its Restricted Subsidiaries (in each case at the risk of Nexen) and to discuss the affairs, finances and accounts of Nexen or any of its Restricted Subsidiaries with any of the officers of Nexen or any of its Restricted Subsidiaries.

         (g)      NOTICE OF DEFAULT OR EVENT OF DEFAULT

                  Nexen shall, as soon as reasonably practicable, promptly deliver to each Agent, upon becoming aware of a Default or the occurrence of an Event of Default, an officer's certificate describing in detail such Default or such Event of Default and specifying the steps, if any, being taken to cure or remedy the same.

         (h)      NOTICE OF MATERIAL ADVERSE EFFECT

                  Nexen shall, as soon as reasonably practicable, promptly notify each Agent of any event, circumstance or condition that has had or is reasonably likely to have a Material Adverse Effect.

         (i)      NOTICE OF NEW MATERIAL RESTRICTED SUBSIDIARIES

                  Nexen shall, as soon as reasonably practicable, promptly notify each Agent of the creation, acquisition or existence of any new Material Restricted Subsidiary which is not listed on Schedule J annexed hereto or in respect of which Nexen has not previously notified each Agent.

         (j)      PAYMENT OF TAXES, WITHHOLDINGS, ETC.

                  Nexen shall, and shall cause its Restricted Subsidiaries to, from time to time pay or cause to be paid all rents, royalties, Taxes, rates, levies or assessments, ordinary or extraordinary, governmental fees or dues, and to make and remit all withholdings, lawfully levied, assessed or imposed upon Nexen or its Restricted Subsidiaries or any of the assets of Nexen or its Restricted Subsidiaries, as and when the same become due and payable, except (i) to the extent that the failure to do so, whether individually or in the aggregate, does not have and would not reasonably be expected to have a Material Adverse Effect or (ii) when and so long as the validity of any such rents, royalties, Taxes, rates, levies, assessments, fees, dues or withholdings is in good faith being contested by Nexen or its Restricted Subsidiaries and provided that they shall have established adequate reserves therefor (in accordance with GAAP) and such contestation does not have and would not reasonably be expected to have a Material Adverse Effect and will not result in forfeiture of any part of its assets which are material to Nexen and its Restricted Subsidiaries taken as a whole prior to the contestation of such validity being completed.

         (k)      PAYMENT OF PREFERRED CLAIMS

                  Nexen shall, and shall cause its Restricted Subsidiaries to, from time to time pay when due or cause to be paid when due all material amounts related to wages, workers' compensation obligations, government royalties or pension fund obligations and any other amount which, in any case, may result in a lien, charge or similar encumbrance (and which would not be a Permitted Encumbrance under subparagraphs (a) or (c) of the definition thereof) against the assets of Nexen or such Restricted Subsidiary arising under statute or regulation, except when and so long as the validity of any such amounts or other obligations is in good faith being contested by Nexen or its Restricted Subsidiaries and provided that they shall have established adequate reserves therefor (in accordance with GAAP) and such contestation would not have and would not reasonably be expected to have a Material Adverse Effect and will not result in forfeiture of any part of its assets which are material to Nexen and its Restricted Subsidiaries taken as a whole prior to the contestation of such validity being completed.

         (l)      ENVIRONMENTAL COVENANTS

                  (i) Without limiting the generality of Section 10.1(c) above, Nexen shall, and shall cause its Restricted Subsidiaries and any other party acting under their direction to, conduct their business and operations so as to comply at all times with all Environmental Laws if the consequence of a failure to comply would reasonably be expected, either alone or in conjunction with any other such non-compliances, to have a Material Adverse Effect.

                  (ii)     If Nexen or its Restricted Subsidiaries shall:

                           A. receive or give any notice that a violation of any Environmental Law has or may have been committed or is about to be committed by the same, if such violation would reasonably be expected to have a Material Adverse Effect;

                           B. receive any notice that a complaint, proceeding or order has been filed or is about to be filed against the same alleging a violation of any Environmental Law, if such violation would reasonably be expected to have a Material Adverse Effect; or

                           C. receive any notice requiring Nexen or a Restricted Subsidiary, as the case may be, to take any action in connection with the release of hazardous materials into the environment or alleging that Nexen or the Restricted Subsidiary may be liable or responsible for costs associated with a response to or to clean-up a release of hazardous materials into the environment or any damages caused thereby, if such action or liability would reasonably be expected to have a Material Adverse Effect;

                           Nexen shall promptly provide each Agent with a copy of such notice and shall, or shall cause its Subsidiary to, furnish to each Agent from time to time all reasonable information requested thereby relating to the same.

                  (iii) Nexen shall notify each Agent promptly of any event or occurrence of which it is aware which would reasonably be expected to result in violation of any Environmental Law if such event or occurrence would reasonably be expected to have a Material Adverse Effect.

         (m)      USE OF LOANS

                  Each Borrower shall use all Loans and the proceeds thereof solely for the purposes set forth in Section 2.3 hereof.

10.2     NEGATIVE COVENANTS OF NEXEN

         So long as any Obligation is outstanding or any of the Credit Facilities are available hereunder, Nexen covenants and agrees with each of the Lenders and the Agents that, unless (subject to Section 15.10) a Majority of the Lenders otherwise consent in writing:

         (a)      CHANGE OF BUSINESS

                  Nexen shall not, and shall not permit any Material Restricted Subsidiary to, change in any material respect the nature of its business or operations from the businesses and operations carried on by Nexen and its Material Restricted Subsidiaries on the date hereof if such change would have or would reasonably be expected to have a Material Adverse Effect.

         (b)      NEGATIVE PLEDGE

                  Nexen shall not, nor shall it permit any of its Restricted Subsidiaries to, create, issue, incur, assume or permit to exist any Security Interests on any of their property, undertakings or assets other than Permitted Encumbrances.

         (c)      NO DISSOLUTION

                  Nexen and its Material Restricted Subsidiaries shall not liquidate, dissolve or wind-up or take any steps or proceedings in connection therewith; provided that, Material Restricted Subsidiaries shall be entitled to do the foregoing where the transferees of all of its property and assets are Nexen and/or other Restricted Subsidiaries.

         (d)      NO MERGER, AMALGAMATION, ETC.

                  Nexen shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other person (herein called a "SUCCESSOR") whether by way of reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, transfer, sale or otherwise, unless:

                  (i) the Successor is a corporation with limited liability and incorporated under the federal laws of Canada or the laws of any province of Canada or the Successor is a partnership duly established under the laws of any province of Canada;

                  (ii) prior to or contemporaneously with the consummation of such transaction Nexen and the Successor shall have executed and delivered or caused to be executed and delivered to each Agent such instruments and done such things as, in the reasonable opinion of Lenders' Counsel, are necessary or advisable to establish that upon the consummation of such transaction:

                           A. the Successor will have assumed all the covenants and obligations of Nexen under this Agreement and the other Documents; and

                           B. this Agreement and the other Documents, as the case may be, will be valid and binding obligations of the Successor, entitling the Lenders and the Agents, as against the Successor, to exercise all their rights under this Agreement and the other Documents;

                  (iii) such transaction shall be on such terms and shall be carried out in such manner as to preserve and not to impair any of the rights and powers of the Lenders and the Agents hereunder or pursuant to the other Documents;

                  (iv) such transactions shall not result in the assets of the Successor being subject to any Security Interests other than Permitted Encumbrances;

                  (v) no Event of Default and no Default shall have occurred and be continuing, or will occur as a result of such transaction, or shall exist immediately after the consummation of such transaction; and

                  (vi) such transaction shall not result in an adverse impact on the long-term debt rating of Nexen from either of the Designated Rating Agencies such that either of such ratings would be less than Investment Grade, provided that, (x) the requirement in Section 10.2(d)(ii) to execute and deliver instruments shall not apply to an amalgamation solely among Nexen and one or more of its Wholly-Owned Subsidiaries under the CANADA BUSINESS CORPORATIONS ACT and (y) the requirement in Section 10.2(d)(vi) shall not apply to such a transaction solely among Nexen and one or more of its Wholly-Owned Subsidiaries.

         (e)      LIMIT ON RESTRICTED SUBSIDIARY DEBT

                  Except for Debt of the U.S. Borrower and the U.K. Borrower hereunder and except for the Debt of Monetization Vehicles, Nexen shall not, at any time, permit Restricted Subsidiary Debt to exceed 15.0% of Consolidated Net Tangible Assets.

         (f)      LIMIT ON GUARANTEE OF UNRESTRICTED SUBSIDIARY DEBT

                  Nexen and its Restricted Subsidiaries shall not guarantee or otherwise become liable for or contingently liable for any Unrestricted Subsidiary Debt in excess, in aggregate, of U.S.$125,000,000 at any time.

10.3     LONG TERM DEBT TO EBITDA RATIO

         So long as any Obligation is outstanding or any Credit Facility is available hereunder, Nexen covenants and agrees with each of the Lenders and the Agents that, unless (subject to Section 15.10) a Majority of the Lenders otherwise consent in writing, as at each Quarter End, Nexen shall not permit the ratio of Long Term Debt to EBITDA, for the twelve month period ended on such Quarter End, to be greater than 3.50:1.00.

10.4     CERTAIN COVENANTS OF THE U.S. BORROWER

         The U.S. Borrower covenants and agrees with each of the U.S. Facility Lenders and the U.S. Agent that, unless (subject to Section 15.10) a Majority of the Lenders otherwise consent in writing:

         (a) it shall duly and punctually pay the principal of all Loans, all interest thereon and all fees and other amounts required to be paid by it hereunder in the manner specified hereunder and it shall maintain, perform and observe all of its obligations under this Agreement and under any other Document to which it is a party;

         (b) it shall use all Loans and proceeds thereof solely for the purposes set forth in Section 2.3 hereof; and

         (c) it shall maintain its corporate existence and shall not liquidate, dissolve or wind-up or take any steps or proceedings in connection therewith unless all Obligations under the U.S. Facility have been fully repaid or paid, as the case may be, and the U.S. Facility has been cancelled in accordance herewith.

10.5     CERTAIN COVENANTS OF THE U.K. BORROWER

         The U.K. Borrower covenants and agrees with each of the U.K. Facility Lenders and the U.K. Agent that, unless (subject to Section 15.10) a Majority of the Lenders otherwise consent in writing:

         (a) it shall duly and punctually pay the principal of all Loans, all interest thereon and all fees and other amounts required to be paid by it hereunder in the manner specified hereunder and it shall maintain, perform and observe all of its obligations under this Agreement and under any other Document to which it is a party;

         (b) it shall use all Loans and proceeds thereof solely for the purposes set forth in Section 2.3 hereof; and

         (c) it shall maintain its corporate existence and shall not liquidate, dissolve or wind-up or take any steps or proceedings in connection therewith unless all Obligations under the U.K. Facility have been fully repaid or paid, as the case may be, and the U.K. Facility has been cancelled in accordance herewith.

10.6     AGENT MAY PERFORM COVENANTS

         If a Borrower fails to perform any covenants on its part herein contained, subject to any consents or notice or cure periods required by Section 11.1, the applicable Agent may give notice to such Borrower of such failure and if, within 10 days after such notice, such covenant remains unperformed, the applicable Agent may, in its discretion but need not, perform any such covenant capable of being performed by such Agent and if the covenant requires the payment or expenditure of money, the applicable Agent may, upon having received approval of all Lenders, make such payments or expenditure and all sums so expended shall be forthwith payable by such Borrower to the applicable Agent on behalf of the Lenders and shall bear interest at the applicable interest rate provided in Section 5.12 for amounts due in Canadian Dollars, United States Dollars or Pounds Sterling, as the case may be. No such performance, payment or expenditure by an Agent shall be deemed to relieve such Borrower of any default hereunder or under the other Documents.

                                   ARTICLE 11
                       EVENTS OF DEFAULT AND ACCELERATION

11.1     EVENTS OF DEFAULT

         The occurrence of any one or more of the following events (each such event being herein referred to as an "EVENT OF DEFAULT") shall constitute a default under this Agreement:

         (a) if a Borrower fails to pay the principal of any Loan hereunder when due and payable and such default continues for more than 2 Banking Days;

         (b)      if a Borrower fails to pay:

                  (i) any interest (including, if applicable, default interest) due on any Loan;

                  (ii) any acceptance fee with respect to a Bankers' Acceptance or issuance fee with respect to a Letter of Credit; or

                  (iii) any other amount not specifically referred to in paragraph (a) above or in this paragraph (b) payable by a Borrower hereunder;

                  in each case when due and payable, and such default is not remedied within 5 Banking Days after written notice thereof is given by the applicable Agent to such Borrower specifying such default and requiring such Borrower to remedy or cure the same;

         (c) if a Borrower fails to observe or perform any covenant or obligation herein or in any other Document (including, for certainty, the Nexen Guarantee) contained on its part to be observed or performed (other than a covenant or condition whose breach or default in performance is specifically dealt with elsewhere in this Section 11.1) and, after notice has been given by the applicable Agent to such Borrower specifying such default and requiring such Borrower to remedy or cure the same, such Borrower shall fail to remedy such default within a period of 20 Banking Days after the giving of such notice;

         (d) if any representation or warranty made by a Borrower in this Agreement or deemed made by a Borrower in this Agreement (including, for certainty, any representation or warranty made by Nexen in the Nexen Guarantee) shall prove to have been incorrect or misleading in any material respect on and as of the date made and such misrepresentation is not remedied within 20 Banking Days after the applicable Agent notifies such Borrower of the same;

         (e) if a decree or order of a court of competent jurisdiction is entered adjudging Nexen or any Material Restricted Subsidiary a bankrupt or insolvent or approving as properly filed a petition seeking the winding-up of Nexen or any Material Restricted Subsidiary under the COMPANIES' CREDITORS ARRANGEMENT ACT (Canada), the BANKRUPTCY AND INSOLVENCY ACT (Canada), the WINDING-UP AND RESTRUCTURING ACT (Canada) or any other bankruptcy, insolvency or analogous laws or ordering the winding up or liquidation of its affairs, and any such decree, order, winding up or liquidation has or would reasonably be expected to have a Material Adverse Effect and continues unstayed and in effect for a period of more than 20 Banking Days;

         (f) if Nexen or any Material Restricted Subsidiary makes any assignment in bankruptcy or makes any other assignment for the benefit of creditors, makes any proposal under the BANKRUPTCY AND INSOLVENCY ACT (Canada) or any comparable law, seeks relief under the COMPANIES' CREDITORS ARRANGEMENT ACT (Canada), the WINDING-UP AND RESTRUCTURING ACT (Canada) or any other bankruptcy, insolvency or analogous law, files a petition or proposal to take advantage of any act of insolvency, consents to or acquiesces in the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, sequestrator or other person with similar powers of itself or of all or any substantial portion of its assets, or files a petition or otherwise commences any proceeding seeking any reorganization, arrangement, composition, administration or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors' rights or consents to, or acquiesces in, the filing of such a petition and any such assignment, proposal, relief, petition, proposal, appointment or proceeding has or would reasonably be expected to have a Material Adverse Effect;

         (g) except in accordance with Section 10.2(c) or Section 10.2(d), if proceedings are commenced for the dissolution, liquidation or winding-up of Nexen or Material Restricted Subsidiary unless such proceedings are being actively and diligently contested in good faith to the satisfaction of the Majority of the Lenders;

         (h) if creditors of Nexen or the Material Restricted Subsidiaries having a Security Interest against or in respect of the property and assets thereof, or any part thereof, (other than Non-Recourse Assets) realize upon or enforce any such security against such property and assets or any part thereof having an aggregate fair market value in excess of the greater of U.S.$100,000,000 and 1.5% of Consolidated Net Tangible Assets and such realization or enforcement shall continue in effect and not be released, discharged or stayed within 20 Banking Days;

         (i) if property and assets of Nexen and the Material Restricted Subsidiaries or any part thereof (other than Non-Recourse Assets) having an aggregate fair market value in excess of the greater of U.S.$100,000,000 and 1.5% of Consolidated Net Tangible Assets is seized or otherwise attached by anyone pursuant to any legal process or other means, including distress, execution or any other step or proceeding with similar effect and such attachment, step or other proceeding shall continue in effect and not be released, discharged or stayed within 20 Banking Days;

         (j) if one or more judgments, decrees or orders (other than in respect of Non-Recourse Debt) shall be rendered against Nexen or a Material Restricted Subsidiary for the payment of money in excess of the greater of U.S.$100,000,000 and 1.5% of Consolidated Net Tangible Assets in the aggregate and any of such judgments, decrees or orders shall continue unsatisfied and in effect for a period of more than 20 Banking Days without being vacated, discharged, satisfied or stayed pending appeal;

         (k) if Nexen or any of its Material Restricted Subsidiaries (or any combination thereof) defaults in the payment when due (whether at maturity, upon acceleration, or otherwise) of Debt or Financial Instrument Obligations in aggregate principal amount in excess of the greater of U.S.$100,000,000 and 1.5% of Consolidated Net Tangible Assets (or the Equivalent Amount thereof or the equivalent thereof in any other currency) unless such default has been remedied or waived in accordance with the provisions of the relevant indentures, credit agreements, instruments, or other agreements;

         (l) if a default, event of default or other similar condition or event (however described) in respect of Nexen or any of its Material Restricted Subsidiaries (or any combination thereof) occurs or exists under any indentures, credit agreements, instruments or other agreements evidencing or relating to Debt or

                  Financial Instrument Obligations (individually or collectively) in an aggregate principal amount in excess of the greater of U.S.$100,000,000 and 1.5% of Consolidated Net Tangible Assets (or the Equivalent Amount thereof or the equivalent thereof in any other currency) and such default, event or condition has resulted in such Debt or Financial Instrument Obligations becoming due and payable thereunder before it would otherwise have been due and payable, unless such default, event or condition has been remedied or waived in accordance with the provisions of the relevant indentures, credit agreements, instruments or other agreements and the acceleration of Debt or Financial Instrument Obligations resulting therefrom has been rescinded;

         (m) at any time when any of the Total Commitment has been allocated to the U.S. Facility, if an ERISA Event shall have occurred that, in the opinion of the Majority of the Lenders, when taken together with all other ERISA Events that have occurred, has resulted in or would reasonably be expected to result in a Material Adverse Effect;

         (n) if, at any time when any of the Total Commitment has been allocated to the U.S. Facility or the U.K. Facility, the Nexen Guarantee ceases to be in full force and effect and such guarantee is not replaced by a new valid and enforceable guarantee of Nexen (on terms and conditions satisfactory to the Lenders, acting reasonably) within 15 Banking Days after Nexen has become actually aware that the Nexen Guarantee has ceased to be in full force and effect; or

         (o) if: (i) the U.S. Borrower ceases to be a Subsidiary of Nexen at any time when any of the Total Commitment has been allocated to the U.S. Facility; or (ii) the U.K. Borrower ceases to be a Subsidiary of Nexen at any time when any of the Total Commitment has been allocated to the U.K. Facility.

11.2     ACCELERATION

         If any Event of Default shall occur and for so long as it is continuing:

         (a) the entire principal amount of all Loans then outstanding from the Borrowers and all accrued and unpaid interest thereon;

         (b) an amount equal to the face amount at maturity of all Bankers' Acceptances issued by Nexen which are unmatured;

         (c) an amount equal to the maximum then available to be drawn under all unexpired Letters of Credit; and

         (d)      all other Obligations outstanding hereunder,

shall, at the option of the Agent in accordance with Section 14.11 or upon the request of a Majority of the Lenders, become immediately due and payable upon written notice to that effect from the applicable Agent to the Borrowers, all without any other notice and without presentment, protest, demand, notice of dishonour or any other demand whatsoever (all of which are hereby expressly waived by the Borrowers); provided, however, that upon the occurrence of an Event of Default specified in Section 11.1(e) or Section 11.1(f) all of the indebtedness, liabilities and other Obligations specified in Sections 11.2(a) to (d), inclusive, above shall automatically become due and payable, in each case without any requirement that notice be given to any Borrower and without any further act of any Agent or any Lender whatsoever. In any such event and if the Borrowers do not immediately pay all such amounts upon receipt of such notice or upon such automatic acceleration, either the Lenders (in accordance with the proviso in Section 14.11(i)) or each applicable Agent on their behalf may, in their discretion, exercise any right or recourse and/or proceed by any action, suit, remedy or proceeding against any one or more of the Borrowers authorized or permitted by law for the recovery of all the indebtedness and liabilities of the applicable Borrowers to the Lenders and proceed to exercise any and all rights hereunder and under the other Documents and no such remedy for the enforcement of the rights of the Lenders shall be exclusive of or dependent on any other remedy but any one or more of such remedies may from time to time be exercised independently or in combination.

11.3     CONVERSION ON EVENT OF DEFAULT

         Upon the occurrence of an Event of Default, the applicable Agent on behalf of the applicable Lenders may (in their sole discretion) convert, at the Equivalent Amount, if applicable, any outstanding Loan (other than a Letter of Credit) to either a Canadian Prime Rate Loan, U.S. Base Rate Loan or GBP Call Rate Loan. Interest shall accrue on each such Loan at the rate specified in
Article 5 with interest on all overdue interest at the same rate, such interest to be calculated daily and payable on demand.

11.4     REMEDIES CUMULATIVE AND WAIVERS

         For greater certainty, it is expressly understood and agreed that the rights and remedies of the Lenders and the Agents hereunder or under any other Document are cumulative and are in addition to and not in substitution for any rights or remedies provided by law or by equity; and any single or partial exercise by the Lenders or an Agent of any right or remedy for a default or breach of any term, covenant, condition or agreement contained in this Agreement or other Document shall not be deemed to be a waiver of or to alter, affect or prejudice any other right or remedy or other rights or remedies to which any one or more of the Lenders and the Agents may be lawfully entitled for such default or breach. Any waiver by, as applicable, the Majority of the Lenders, the Lenders or an Agent of the strict observance, performance or compliance with any term, covenant, condition or other matter contained herein and any indulgence granted, either expressly or by course of conduct, by, as applicable, the Majority of the Lenders, the Lenders or an Agent shall be effective only in the specific instance and for the purpose for which it was given and shall be deemed not to be a waiver of any rights and remedies of the Lenders or the Agents under this Agreement or any other Document as a result of any other default or breach hereunder or thereunder.

11.5     TERMINATION OF LENDERS' OBLIGATIONS

         The occurrence of a Default or an Event of Default shall relieve the Lenders of all obligations to provide any further Drawdowns, Rollovers or

Conversions to any Borrowerhereunder; provided that the foregoing shall not prevent the Lenders or an Agent from disbursing money or effecting any Conversion which, by the terms hereof, they are entitled to effect, or any Conversion or Rollover requested by a Borrower and acceptable to the applicable Lenders and the applicable Agent.

                                   ARTICLE 12
                             CHANGE OF CIRCUMSTANCES

12.1     MARKET DISRUPTION RESPECTING LIBOR LOANS AND GBP LIBOR LOANS

         In the event that at any time subsequent to the giving of a Drawdown Notice, Rollover Notice or Conversion Notice to the applicable Agent by a Borrower with regard to any requested Libor Loan or GBP Libor Loan, but before the date of the Drawdown, Rollover or Conversion, as the case may be, the applicable Agent (acting reasonably) makes a determination, which shall be conclusive and binding upon such Borrower, that:

         (a) by reason of circumstances affecting the London interbank market, adequate and fair means do not exist for ascertaining the rate of interest with respect to, or deposits are not available in sufficient amounts in the ordinary course of business at the rate determined hereunder to fund, a requested Libor Loan or GBP Libor Loan, as applicable, during the ensuing Interest Period selected;

         (b) the making or continuing of the requested Libor Loan or GBP Libor Loan, as applicable, by the Lenders has been made impracticable by the occurrence of an event which materially adversely affects the London interbank market generally; or

         (c) Libor Rate or GBP Libor Rate, as applicable, shall no longer represent the effective cost to any Lender of United States Dollar or Pounds Sterling, as applicable, deposits in such market for the relevant Interest Period, then the applicable Agent shall give notice thereof to the applicable Borrower as soon as possible after such determination and such Borrower shall, within one Banking Day after receipt of such notice and in replacement of the Drawdown Notice, Rollover Notice or Conversion Notice, as the case may be, previously given by such Borrower, give such Agent a Drawdown Notice or a Conversion Notice, as the case may be, which specifies the Drawdown of any other Loan or the Conversion of the relevant Libor Loan or GBP Libor Loan, as applicable, on the last day of the applicable Interest Period into any other Loan which would not be affected by the notice from such Agent pursuant to this Section 12.1. In the event such Borrower fails to give, if applicable, a valid replacement Conversion Notice with respect to the maturing Libor Loans or GBP Libor Loans, as applicable, which were the subject of a Rollover Notice, such maturing Libor Loans or GBP Libor Loans shall be converted on the last day of the applicable Interest Period, as applicable, into (i) U.S. Base Rate Loans, in the case of Libor Loans owing by Nexen, (ii) U.S. Prime Rate Loans, in the case of Libor Loans owing by the U.S. Borrower, (iii) GBP Call Rate Loans, in the case of GBP Libor Loans owing by the U.K. Borrower and (iv) USD Call Rate Loans, in the case of Libor Loans owing by the U.K. Borrower, in each case, as if a Conversion Notice had been given to the applicable Agent by the applicable Borrower pursuant to the provisions hereof. In the event the applicable Borrower fails to give, if applicable, a valid replacement Drawdown Notice with respect to a Drawdown originally requested by way of a Libor Loan or GBP Libor Loan, as applicable, then such Borrower shall be deemed to have requested a Drawdown by way of (i) a U.S. Base Rate Loan, in the case of Libor Loans requested by Nexen, (ii) a U.S. Prime Rate Loan, in the case of Libor Loans requested by the U.S. Borrower,
(iii) a GBP Call Rate Loan, in the case of GBP Libor Loans requested by the U.K. Borrower and (iv) a USD Call Rate Loan, in the case of Libor Loans requested by the U.K. Borrower, in each case, in the amount specified in the original Drawdown Notice and, on the originally requested Drawdown Date, the applicable Lenders (subject to the other provisions hereof) shall make available the requested amount by way of a U.S. Base Rate Loan, a U.S. Prime Rate Loan, a GBP Call Rate Loan or a USD Call Rate Loan, as applicable.

12.2     MARKET DISRUPTION RESPECTING BANKERS' ACCEPTANCES

         If the Canadian Agent (acting reasonably) makes a determination, which determination shall be conclusive and binding upon Nexen, and notifies Nexen, that:

         (a) there no longer exists an active market for bankers' acceptances accepted by the Canadian Facility Lenders; or

         (b) the BA Discount Rate does not accurately reflect the discount rate which would be applicable to a sale of Bankers' Acceptances in the market;

then:

         (c) the right of Nexen to request Bankers' Acceptances or BA Equivalent Advances from any Canadian Facility Lender shall be suspended until the Canadian Agent determines that the circumstances causing such suspension no longer exist, and so notifies Nexen;

         (d) any outstanding Drawdown Notice requesting a Loan by way of Bankers' Acceptances or BA Equivalent Advances shall be deemed to be a Drawdown Notice requesting a Loan by way of Canadian Prime Rate Loans in the amount specified in the original Drawdown Notice;

         (e) any outstanding Conversion Notice requesting a Conversion of a Loan by way of U.S. Base Rate Loans or Libor Loans into a Loan by way of Bankers' Acceptances or BA Equivalent Advances shall be deemed to be a Conversion Notice requesting a Conversion of such Loan into a Loan by way of Canadian Prime Rate Loans; and

         (f) any outstanding Rollover Notice requesting a Rollover of a Loan by way of Bankers' Acceptances or BA Equivalent Advances shall be deemed to be a Conversion Notice requesting a Conversion of such Loans into a Loan by way of Canadian Prime Rate Loans.

The Canadian Agent shall promptly notify Nexen and the Lenders of any suspension of Nexen's right to request the Bankers' Acceptances or BA Equivalent Advances and of any termination of any such suspension.

12.3     CHANGE IN LAW

         (1) Notwithstanding anything to the contrary in Section 8.5, but subject to Section 12.3(2), if the adoption of any applicable law, regulation, treaty or official directive (whether or not having the force of law) or any change therein or in the interpretation or application thereof by any court or by any Governmental Authority or any other entity charged with the interpretation or administration thereof or compliance by a Lender with any request or direction (whether or not having the force of law) of any such authority or entity hereafter:

         (a) subjects such Lender to, or causes the withdrawal or termination of a previously granted exemption with respect to, any Taxes (other than Excluded Taxes), or changes the basis of taxation of payments due to such Lender, or increases any existing Taxes (other than Excluded Taxes) on payments of principal, interest or other amounts payable by a Borrower to such Lender under this Agreement;

         (b) imposes, modifies or deems applicable any reserve, liquidity, special deposit, regulatory or similar requirement against assets or liabilities held by, or deposits in or for the account of, or loans by such Lender, or any acquisition of funds for loans or commitments to fund loans or obligations in respect of undrawn, committed lines of credit or in respect of Bankers' Acceptances accepted by such Lender;

         (c) imposes on such Lender or requires there to be maintained by such Lender any capital adequacy or additional capital requirements (including a requirement which affects such Lender's allocation of capital resources to its obligations) in respect of any Loan or obligation of such Lender hereunder, or any other condition with respect to this Agreement; or

         (d) directly or indirectly affects the cost to such Lender of making available, funding or maintaining any Loan or otherwise imposes on such Lender any other condition or requirement affecting this Agreement or any Loan or any obligation of such Lender hereunder;

and the result of (a), (b), (c) or (d) above, in the sole determination of such Lender acting in good faith, is:

         (e) to increase the cost to such Lender of performing its obligations hereunder with respect to any Loan;

         (f) to reduce any amount received or receivable by such Lender hereunder or its effective return hereunder or on its capital in respect of any Loan or any Credit Facility;

         (g)      to reduce the standby fees payable to such Lender pursuant to
                  Section 5.10; or

         (h) to cause such Lender to make any payment with respect to or to forego any return on or calculated by reference to, any amount received or receivable by such Lender hereunder with respect to any Loan or any Credit Facility;

such Lender shall determine that amount of money which shall compensate the Lender for such increase in cost, payments to be made or reduction in income or return or interest foregone (herein referred to as "ADDITIONAL COMPENSATION"). Upon a Lender having determined that it is entitled to Additional Compensation in accordance with the provisions of this Section, the Lender shall promptly so notify the applicable Borrower or Borrowers and the applicable Agent. The relevant Lender shall provide such Borrowers and the applicable Agent with a photocopy of the relevant law, rule, guideline, regulation, treaty or official directive (or, if it is impracticable to provide a photocopy, a written summary of the same) and a certificate of a duly authorized officer of such Lender setting forth the Additional Compensation and the basis of calculation therefor, which shall be conclusive evidence of such Additional Compensation in the absence of manifest error. The applicable Borrower or Borrowers shall pay to such Lender within 10 Banking Days of the giving of such notice such Lender's Additional Compensation. Each of the Lenders shall be entitled to be paid such Additional Compensation from time to time to the extent that the provisions of this Section are then applicable notwithstanding that any Lender has previously been paid any Additional Compensation.

         (2) Each Lender agrees that it will not claim Additional Compensation from a Borrower under Section 12.3(1):

         (a) if it is not generally claiming similar compensation from its other customers in similar circumstances;

         (b) in respect of any period greater than 3 months prior to the delivery of notice in respect thereof by such Lender, unless the adoption, change or other event or circumstance giving rise to the claim for Additional Compensation is retroactive or is retroactive in effect;

         (c) to the extent (but only to the extent) the claim for Additional Compensation would duplicate additional amounts such Lender is already receiving pursuant to Section 8.5 in respect of the same adoption, change or other event or circumstance giving rise to the claim for Additional Compensation;

         (d) to the extent (but only to the extent) the claim for Additional Compensation would duplicate additional amounts such Lender is already receiving pursuant to the payment of Mandatory Cost in respect of the same adoption, change or other event or circumstance giving rise to the claim for Additional Compensation; or

         (e) with respect to the Canadian Facility and the Canadian Facility Lenders only, if such Additional Compensation results from such Canadian Facility Lender not being a Canadian Qualifying Lender under applicable law as in effect on the date hereof.

12.4     PREPAYMENT OF PORTION

         In addition to the other rights and options of the Borrowers hereunder and notwithstanding any contrary provisions hereof, if a Lender gives the notice provided for in Section 12.3 with respect to any Loan (an "AFFECTED LOAN"), the applicable Borrower or Borrowers may, upon 2 Banking Days notice to that effect given to such Lender and the applicable Agent (which notice shall be irrevocable), prepay in full without penalty such Lender's Rateable Portion of the Affected Loan outstanding together with accrued and unpaid interest on the principal amount so prepaid up to the date of such prepayment, such Additional Compensation as may be applicable to the date of such payment and all costs, losses and expenses incurred by such Lender by reason of the liquidation or re-deployment of deposits or other funds or for any other reason whatsoever resulting from the repayment of such Affected Loan or any part thereof on other than the last day of the applicable Interest Period, and upon such payment being made that Lender's obligations to make such Affected Loans to the applicable Borrower or Borrowers under this Agreement shall terminate.

12.5     ILLEGALITY

         If a Lender determines, in good faith, that the adoption of any applicable law, regulation, treaty or official directive (whether or not having the force of law) or any change therein or in the interpretation or application thereof by any court or by any Governmental Authority or any other entity charged with the interpretation or administration thereof or compliance by a Lender with any request or direction (whether or not having the force of law) of any such authority or entity, now or hereafter makes it unlawful or impossible for any Lender to make, fund or maintain a Loan under any Credit Facility under which it is a Lender or to give effect to its obligations in respect of such a Loan, such Lender may, by written notice thereof to the applicable Borrower and to the applicable Agent declare its obligations under this Agreement in respect of such Loan to be terminated whereupon the same shall forthwith terminate, and the applicable Borrower shall, within the time required by such law (or at the end of such longer period as such Lender at its discretion has agreed), either
(a) effect a Conversion of such Loan in accordance with the provisions hereof (if such Conversion would resolve the unlawfulness or impossibility), (b) prepay the principal of such Loan together with accrued interest, such Additional Compensation as may be applicable with respect to such Loan to the date of such payment and all costs, losses and expenses incurred by the Lenders by reason of the liquidation or re-deployment of deposits or other funds or for any other reason whatsoever resulting from the repayment of such Loan or any part thereof on other than the last day of the applicable Interest Period or (c) in the case of a Letter of Credit, take any other necessary steps and actions with respect thereto in order to avoid the unlawfulness or impossibility. If any such change shall only affect a portion of such Lender's obligations under this Agreement which is, in the opinion of such Lender and the applicable Agent, severable from the remainder of this Agreement so that the remainder of this Agreement may be continued in full force and effect without otherwise affecting any of the obligations of the applicable Agent, the other Lenders or the Borrowers hereunder, such Lender shall only declare its obligations under that portion so terminated.

                                   ARTICLE 13
                       COSTS, EXPENSES AND INDEMNIFICATION

13.1     COSTS AND EXPENSES

         Each Borrower shall pay promptly upon notice from the applicable Agent all reasonable costs and expenses of the applicable Lenders and such Agent in connection with the Documents and the establishment and initial syndication of the Credit Facility established in favour of such Borrower, including in connection with preparation, printing, execution and delivery of this Agreement and the other Documents whether or not any Drawdown has been made hereunder, and also including the reasonable fees and out-of-pocket expenses of Lenders' Counsel with respect thereto and with respect to advising the applicable Agent and the applicable Lenders as to their rights and responsibilities under this Agreement and the other Documents. Except for ordinary expenses of the Lenders and the Agents relating to the day-to-day administration of this Agreement, each Borrower further agrees to pay within 30 days of demand by the applicable Agent all reasonable costs and expenses in connection with the preparation or review of waivers, consents and amendments pertaining to this Agreement relevant to such Borrower, and in connection with the establishment of the validity and enforceability of this Agreement against such Borrower and the preservation or enforcement of rights of the applicable Lenders and Agent under this Agreement and other Documents with respect to such Borrower, including all reasonable costs and expenses sustained by the Lenders and the Agent as a result of any failure by such Borrower to perform or observe any of its obligations hereunder or in connection with any action, suit or proceeding (whether or not an Indemnified Party (as referred to in Section 13.2 or 13.3) is a party or subject thereto), together with interest thereon from and after such 30th day if such payment is not made by such time.

13.2     GENERAL INDEMNITY

         In addition to any liability of the Borrowers to any Lender or the applicable Agent under any other provision hereof, each of Nexen and, with respect only to the Credit Facility established in favour of each of the other Borrowers, each other Borrower shall indemnify each Indemnified Party and hold each Indemnified Party harmless against any losses, claims, costs, damages or liabilities (including any loss of profits or fees anticipated hereunder, any expense or cost incurred in the liquidation and re-deployment of funds acquired to fund or maintain any portion of a Loan and reasonable out-of-pocket expenses and reasonable fees (on a solicitor and his own client basis), disbursements and other costs of legal counsel) incurred by the same as a result of or in connection with the Credit Facilities or the Documents, including as a result of or in connection with:

         (a) any cost or expense incurred by reason of the liquidation or re-deployment in whole or in part of deposits or other funds required by any Lender to fund any Bankers' Acceptance or to fund or maintain any Loan as a result of a Borrower's failure to complete a Drawdown or to make any payment, repayment or prepayment on the date required hereunder or specified by it in any notice given hereunder;

         (b) subject to permitted or deemed Rollovers and Conversions, Nexen's failure to provide for the payment to the Agent for the account of the Lenders of the full principal amount of each Bankers' Acceptance on its maturity date;

         (c) a Borrower's failure to pay any other amount, including without limitation any interest or fee, due hereunder on its due date after the expiration of any applicable grace or notice periods (subject, however, to the interest obligations of such Borrower hereunder for overdue amounts);

         (d) a Borrower's repayment or prepayment of a Libor Loan or GBP Libor Loan otherwise than on the last day of its Interest Period;

         (e) the prepayment of any outstanding Bankers' Acceptance before the maturity date of such Bankers' Acceptance;

         (f) a Borrower's failure to give any notice required to be given by it to the Agent or the Lenders hereunder;

         (g) the failure of a Borrower to make any other payment due hereunder;

         (h) any inaccuracy or incompleteness of a Borrower's representations and warranties contained in Article 9; (i) any failure of a Borrower to observe or fulfil its obligations under Article 10;

         (j) any failure of a Borrower to observe or fulfil any of its other Obligations not specifically referred to above; or

         (k) the occurrence of any Default or Event of Default in respect of a Borrower,

provided that this Section 13.2 shall not apply to any losses, claims, costs, damages or liabilities to the extent that they arise by reason of the gross negligence or wilful misconduct of the Indemnified Party claiming indemnity hereunder. The provisions of this Section shall survive repayment of the Obligations.

13.3     ENVIRONMENTAL INDEMNITY

         Each of (a) Nexen and (b) with respect to (i) the Credit Facility established in favour of each other Borrower and (ii) it, its Subsidiaries and their respective property and operations, each other Borrower shall indemnify and hold harmless the Indemnified Parties forthwith on demand by the applicable Agent from and against any and all claims, suits, actions, debts, damages, costs, losses, liabilities, penalties, obligations, judgments, charges, expenses and disbursements (including without limitation, all reasonable legal fees and disbursements on a solicitor and his own client basis) of any nature whatsoever, suffered or incurred by the Indemnified Parties or any of them in connection with the Credit Facilities (or applicable Credit Facility, in the case of a Borrower other than Nexen), whether as beneficiaries under the Documents, as successors in interest of a Borrower or any of its Subsidiaries, or voluntary transfer in lieu of foreclosure, or otherwise howsoever, with respect to any Environmental Claims relating to the property of a

Borrower or any of its Subsidiaries arising under any Environmental Laws as a result of the past, present or future operations of a Borrower or any of its Subsidiaries (or any predecessor in interest to a Borrower or any of its Subsidiaries) relating to the property of a Borrower or of its Subsidiaries, or the past, present or future condition of any part of the property of a Borrower or its Subsidiaries owned, operated or leased by a Borrower or by any of its Subsidiaries (or any such predecessor in interest), including any liabilities arising as a result of any indemnity covering Environmental Claims given to any person by the applicable Lenders or the applicable Agent or a receiver, receiver-manager or similar person appointed hereunder or under applicable law (collectively, the "INDEMNIFIED THIRD PARTY"); but excluding any Environmental Claims or liabilities relating thereto to the extent that such Environmental Claims or liabilities arise by reason of the gross negligence or wilful misconduct of the Indemnified Party or the Indemnified Third Party claiming indemnity hereunder. The provisions of this Section shall survive the repayment of the Obligations.

13.4     CONTRACTING ON BEHALF OF INDEMNIFIED PARTIES AND INDEMNIFIED THIRD
         PARTIES

         For the purposes of providing the benefit of the indemnities contained in Sections 13.2 and 13.3 in favour of the Indemnified Parties and Indemnified Third Parties which are not a party hereto, the applicable Lender or applicable Agent, as the case may be, shall, in addition to contracting on its own behalf, be deemed to be contracting as agent and trustee for and on behalf of such persons.

13.5     JUDGMENT CURRENCY

         (1) If for the purpose of obtaining or enforcing judgment against a Borrower in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section referred to as the "JUDGMENT CURRENCY") an amount due in Canadian Dollars, United States Dollars or Pounds Sterling under this Agreement, the conversion shall be made at the rate of exchange prevailing on the Banking Day immediately preceding:

         (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date; or

         (b) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section being hereinafter in this Section referred to as the "JUDGMENT CONVERSION DATE").

         (2) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 12.4(1)(b), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable Borrower shall pay such additional amount (if any) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Canadian Dollars, United States Dollars or Pounds Sterling, as the case may be, which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date.

         (3) Any amount due from a Borrower under the provisions of Section 13.5(2) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement.

         (4) The term "rate of exchange" in this Section 13.5 means the noon rate of exchange for Canadian interbank transactions in Canadian Dollars, United States Dollars or Pounds Sterling, as the case may be, in the Judgment Currency published by the Bank of Canada for the day in question, or if such rate is not so published by the Bank of Canada, such term shall mean the Equivalent Amount of the Judgment Currency.

                                   ARTICLE 14
              THE AGENT AND ADMINISTRATION OF THE CREDIT FACILITIES

14.1     AUTHORIZATION AND ACTION

         (1) Each Lender hereby irrevocably appoints and authorizes the Agent to be its agent in its name and on its behalf to exercise such rights or powers granted to the Agent or the Lenders under this Agreement to the extent specifically provided herein and on the terms hereof, together with such powers as are reasonably incidental thereto and the Agent hereby accepts such appointment and authorization. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but, subject to Section 15.10, shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority of the Lenders and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability in such capacity or which could result in the Agent's incurring any costs and expenses, without provision being made for indemnity of the Agent by the Lenders against any loss, liability, cost or expense incurred, or to be incurred or which is contrary to this Agreement or applicable law.

         (2) The Lenders agree that all decisions as to actions to be or not to be taken, as to consents or waivers to be given or not to be given, as to determinations to be made and otherwise in connection with this Agreement and the Documents, shall be made upon the decision of the Majority of the Lenders except in respect of a decision or determination where it is specifically provided in this Agreement that "all of the Lenders" or "the Lenders" or words to similar effect, or the Agent alone, is to be responsible for same. Each of the Lenders shall be bound by and agrees to abide by and adopt all decisions made as aforesaid and covenants in all communications with the Borrowers to act in concert and to join in the action, consent, waiver, determination or other matter decided as aforesaid.

14.2     PROCEDURE FOR MAKING LOANS

         (1) The Agent shall make Loans available to the applicable Borrowers as required hereunder by debiting the account of the Agent to which the Lenders' Rateable Portions of such Loans have been credited in accordance with Section 2.12 (or causing such account to be debited) and, in the absence of other arrangements agreed to by the Agent and a Borrower in writing, by crediting the account of the applicable Borrower or, at the expense of the applicable Borrower, transferring (or causing to be transferred) like funds in accordance with the instructions of the applicable Borrower as set forth in the Drawdown Notice, Rollover Notice or Conversion Notice, as the case may be, in respect of each Loan; provided that the obligation of the Agent hereunder to effect such a transfer shall be limited to taking such steps as are commercially reasonable to implement such instructions, which steps once taken shall constitute conclusive and binding evidence that such funds were advanced hereunder in accordance with the provisions relating thereto and the Agent shall not be liable for any damages, claims or costs which may be suffered by the applicable Borrower and occasioned by the failure of such Loan to reach the designated destination.

         (2) Unless the Agent has been notified by a Lender at least one Banking Day prior to the Drawdown Date, Rollover Date or Conversion Date, as the case may be, requested by a Borrower that such Lender will not make available to the Agent its Rateable Portion of such Loan, the Agent may assume that such Lender has made or will make such portion of the Loan available to the Agent on the Drawdown Date, Rollover Date or Conversion Date, as the case may be, in accordance with the provisions hereof and the Agent may, but shall be in no way obligated to, in reliance upon such assumption, make available to such Borrower on such date a corresponding amount. If and to the extent such Lender shall not have so made its Rateable Portion of a Loan available to the Agent, such Lender agrees to pay to the Agent forthwith on demand such Lender's Rateable Portion of the Loan and all reasonable costs and expenses incurred by the Agent in connection therewith together with interest thereon (at the rate payable hereunder by the applicable Borrower in respect of such Loan or, in the case of funds made available in anticipation of a Lender remitting proceeds of a Bankers' Acceptance, at the rate of interest per annum applicable to Canadian Prime Rate Loans) for each day from the date such amount is made available to the applicable Borrower until the date such amount is paid to the Agent; provided, however, that notwithstanding such obligation if such Lender fails to so pay, the applicable Borrower covenants and agrees that, without prejudice to any rights such Borrower may have against such Lender, it shall repay such amount to the Agent forthwith after demand therefor by the Agent. The amount payable to the Agent pursuant hereto shall be set forth in a certificate delivered by the Agent to such Lender and such Borrower (which certificate shall contain reasonable details of how the amount payable is calculated) and shall be prima facie evidence thereof, in the absence of manifest error. If such Lender makes the payment to the Agent required herein, the amount so paid shall constitute such Lender's Rateable Portion of the Loan for purposes of this Agreement. The failure of any Lender to make its Rateable Portion of any Loan shall not relieve any other Lender of its obligation, if any, hereunder to make its Rateable Portion of such Loan on the Drawdown Date, Rollover Date or Conversion Date, as the case may be, but no Lender shall be responsible for the failure of any other Lender to make the Rateable Portion of any Loan to be made by such other Lender on the date of any Drawdown, Rollover or Conversion, as the case may be.

14.3     REMITTANCE OF PAYMENTS

         Except for amounts payable to the Agent for its own account, forthwith after receipt of any repayment pursuant hereto or payment of interest or fees pursuant to Article 5 or payment pursuant to Article 8, the Agent shall remit to each Lender its Rateable Portion of such payment; provided that, if the Agent, on the assumption that it will receive on any particular date a payment of principal, interest or fees hereunder, remits to a Lender its Rateable Portion of such payment and the applicable Borrower fails to make such payment, each of the Lenders on receipt of such remittance from the Agent agrees to repay to the Agent forthwith on demand an amount equal to the remittance together with all reasonable costs and expenses incurred by the Agent in connection therewith and interest thereon at the rate and calculated in the manner applicable to the Loan in respect of which such payment is made, or, in the case of a remittance in respect of Bankers' Acceptances, at the rate of interest applicable to Canadian Prime Rate Loans for each day from the date such amount is remitted to the Lenders without prejudice to any right such Lender may have against the applicable Borrower. The exact amount of the repayment required to be made by the Lenders pursuant hereto shall be as set forth in a certificate delivered by the Agent to each Lender, which certificate shall be conclusive and binding for all purposes in the absence of manifest error.

14.4     REDISTRIBUTION OF PAYMENT

         Each Lender agrees that:

         (a) if the Lender exercises any security against or right of counter-claim, set off or banker's lien or similar right with respect to the property of a Borrower or if under any applicable bankruptcy, insolvency or other similar law it receives a secured claim and collateral for which it is, or is entitled to exercise any set-off against, a debt owed by it to a Borrower, the Lender shall apportion the amount thereof proportionately between:

                  (i) such Lender's Rateable Portion of all outstanding Obligations owing by such Borrower (including the face amounts at maturity of Bankers' Acceptances accepted by the Lenders), which amounts shall be applied in accordance with Section 14.4(b); and

                  (ii) amounts otherwise owed to such Lender by such Borrower,

                  provided that (i) any cash collateral account held by such Lender as collateral for a letter of credit or bankers' acceptance (other than a Bankers' Acceptance) issued or accepted by such Lender on behalf of a Borrower may be applied by such Lender to such amounts owed by such Borrower to such Lender pursuant to such letter of credit or in respect of any such bankers' acceptance without apportionment and (ii) these provisions do not apply to a right or claim which arises or exists in respect of a loan or other debt in respect of which the relevant Lender holds a Security Interest which is a Permitted Encumbrance;

         (b) if, in the aforementioned circumstances, the Lender, through the exercise of a right, or the receipt of a secured claim described in Section 14.4(a) above or otherwise, receives payment of a proportion of the aggregate amount of Obligations due to it hereunder which is greater than the proportion received by any other Lender in respect of the aggregate Obligations due to the Lenders (having regard to the respective Rateable Portions of the Lenders), the Lender receiving such proportionately greater payment shall purchase, on a non-recourse basis at par, and make payment for a participation (which shall be deemed to have been done simultaneously with receipt of such payment) in the outstanding Loans of the other Lender or Lenders so that their respective receipts shall be pro rata to their respective Rateable Portions; provided, however, that if all or part of such proportionately greater payment received by such purchasing Lender shall be recovered by or on behalf of a Borrower or any trustee, liquidator, receiver or receiver-manager or person with analogous powers from the purchasing Lender, such purchase shall be rescinded and the purchase price paid for such participation shall be returned to the extent of such recovery, but without interest unless the purchasing Lender is required to pay interest on such amount, in which case each selling Lender shall reimburse the purchasing Lender pro rata in relation to the amounts received by it. Such Lender shall exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claims; and

         (c) if the Lender does, or is required to do, any act or thing permitted by Section 14.4(a) or (b) above, it shall promptly provide full particulars thereof to the Agent.

14.5     DUTIES AND OBLIGATIONS

         No Agent nor any of its directors, officers, agents or employees (and, for purposes hereof, the applicable Agent shall be deemed to be contracting as agent and trustee for and on behalf of such persons) shall be liable to the Lenders for any action taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or wilful misconduct. Without limiting the generality of the foregoing, each Agent:

         (a) may assume that there has been no assignment or transfer by any means by the Lenders of their rights hereunder, unless and until the Agent receives written notice of the assignment thereof from such Lender and the Agent receives from the assignee an executed Assignment Agreement providing, INTER ALIA, that such assignee is bound hereby as it would have been if it had been an original Lender party hereto;

         (b) may consult with legal counsel (including receiving the opinions of Borrowers' counsel and Lenders' Counsel required hereunder), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

         (c) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable, telecopier, electronic mail or other electronic means of communication which may generate a written record thereof) believed by it to be genuine and signed or sent by the proper party or parties or by acting upon any representation or warranty of a Borrower made or deemed to be made hereunder;

         (d) may assume that no Default or Event of Default has occurred and is continuing unless it has actual knowledge to the contrary;

         (e) may rely as to any matters of fact which might reasonably be expected to be within the knowledge of any person upon a certificate signed by or on behalf of such person;

         (f) shall not be bound to disclose to any other person any information relating to the Borrowers, any of their Subsidiaries or any other person if such disclosure would or might in its opinion constitute a breach of any applicable law, be in default of the provisions hereof or be otherwise actionable at the suit of any other person; and

         (g) may refrain from exercising any right, power or discretion vested in it which would or might in its reasonable opinion be contrary to any applicable law or any directive or otherwise render it liable to any person, and may do anything which is in its reasonable opinion necessary to comply with such applicable law.

Further, the Agent (i) does not make any warranty or representation to any Lender nor shall it be responsible to any Lender for the accuracy or completeness of the representations and warranties of the Borrowers herein or the data made available to any of the Lenders in connection with the negotiation of this Agreement, or for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (ii) shall not have any duty to ascertain or to enquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrowers or to inspect the property (including the books and records) of the Borrowers or any of their Subsidiaries; and (iii) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any instrument or document furnished pursuant hereto.

14.6     PROMPT NOTICE TO THE LENDERS

         Notwithstanding any other provision herein, the Agent agrees to provide to the Lenders, with copies where appropriate, all information, notices and reports required to be given to the Agent by the Borrowers, promptly upon receipt of same, excepting therefrom information and notices relating solely to the role of Agent hereunder.

14.7     AGENT'S AND LENDERS' AUTHORITIES

         With respect to its Commitments and the Drawdowns, Rollovers, Conversions and Loans made by it as a Lender, the Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent. Subject to the express provisions hereof relating to the rights and obligations of the Agent and the Lenders in such capacities, the Agent and each Lender may accept deposits from, lend money to, and generally engage in any kind of business with the Borrowers and their Subsidiaries or any corporation or other entity owned or controlled by any of them and any person which may do business with any of them without any duties to account therefor to the Agent or the other Lenders and, in the case of the Agent, all as if it was not the Agent hereunder.

14.8     LENDER CREDIT DECISION

         It is understood and agreed by each Lender that it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Borrowers and their Subsidiaries. Each Lender represents to the Agent that it is engaged in the business of making and evaluating the risks associated with commercial revolving or term loans, or both, to corporations similar to Nexen, that it can bear the economic risks related to the transaction contemplated hereby, that it has had access to all information deemed necessary by it in making such decision (provided that this representation shall not impair its rights against the Borrowers) and that it is entering into this Agreement in the ordinary course of its commercial lending business. Accordingly, each Lender confirms with the Agent that it has not relied, and will not hereafter rely, on the Agent (i) to check or enquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Borrowers or any other person under or in connection with this Agreement or the transactions herein contemplated (whether or not such information has been or is hereafter distributed to such Lender by the Agent), or (ii) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrowers or any of their Subsidiaries. Each Lender acknowledges that a copy of this Agreement has been made available to it for review and each Lender acknowledges that it is satisfied with the form and substance of this Agreement. Each Lender hereby covenants and agrees that, subject to Section 14.4, it will not make any arrangements with the Borrowers for the satisfaction of any Loans or other Obligations without the consent of all the other Lenders.

14.9     INDEMNIFICATION OF AGENT

         The Lenders hereby agree to indemnify the Agent (to the extent not reimbursed by the Borrowers), on a pro rata basis in accordance with their respective Commitments as a proportion of the aggregate of all outstanding Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under or in respect of this Agreement in its capacity as Agent; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs expenses or disbursements resulting from the Agent's gross negligence or wilful misconduct. If any of the Borrowers subsequently repay all or a portion of such amounts to the Agent, the Agent shall reimburse the Lenders their pro rata shares (according to the amounts paid by them in respect thereof) of the amounts received from the Borrowers. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its portion (determined as above) of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preservation of any rights of the Agent or the Lenders under, or the enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrowers.

14.10    SUCCESSOR AGENT

         An Agent may, as hereinafter provided, resign at any time by giving 45 days' prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Lenders shall, after soliciting the view of the Borrowers, have the right to appoint another Lender under the applicable Credit Facility as a successor to such agent (the "SUCCESSOR AGENT") who shall be acceptable to Nexen, acting reasonably. If no Successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent shall, on behalf of the Lenders, appoint a Successor Agent who shall be a Lender acceptable to Nexen, acting reasonably. Upon the acceptance of any appointment as an Agent hereunder by a Successor Agent, such Successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall thereupon be discharged from its further duties and obligations as an Agent under this Agreement. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Article shall continue to enure to its benefit as to any actions taken or omitted to be taken by it as Agent or in its capacity as Agent while it was an Agent hereunder.

14.11    TAKING AND ENFORCEMENT OF REMEDIES

         Each of the Lenders hereby acknowledges that, to the extent permitted by applicable law, the remedies provided hereunder to the Lenders are for the benefit of the Lenders collectively and acting together and not severally and further acknowledges that its rights hereunder are to be exercised not severally, but collectively by the applicable Agent upon the decision of the Majority of the Lenders regardless of whether acceleration was made pursuant to
Section 11.2. Notwithstanding any of the provisions contained herein, each of the Lenders hereby covenants and agrees that it shall not be entitled to individually take any action with respect to a Credit Facility, including any acceleration under Section 11.2, but that any such action shall be taken only by the applicable Agent with the prior written agreement or instructions of the Majority of the Lenders; provided that, notwithstanding the foregoing, if (i) the applicable Agent, having been adequately indemnified against costs and expenses of so doing by the Lenders, shall fail to carry out any such instructions of a Majority of the Lenders, any Lender may do so on behalf of all Lenders and shall, in so doing, be entitled to the benefit of all protections given the Agent hereunder or elsewhere, and (ii) in the absence of instructions from the Majority of the Lenders and where in the sole opinion of the Agent the exigencies of the situation warrant such action, the Agent may without notice to or consent of the Lenders or any of them take such action on behalf of the Lenders as it deems appropriate or desirable in the interests of the Lenders. Each of the Lenders hereby further covenants and agrees that upon any such written consent being given by the Majority of the Lenders, or upon a Lender or the Agent taking action as aforesaid, it shall cooperate fully with the Lender or the Agent to the extent requested by the Lender or the Agent in the collective realization including and, if applicable, the appointment of a receiver, or receiver and manager to act for their collective benefit. Each Lender covenants and agrees to do all acts and things and to make, execute and deliver all agreements and other instruments, including any instruments necessary to effect any registrations, so as to fully carry out the intent and purpose of this Section; and each of the Lenders hereby covenants and agrees that, subject to Section 5.11, Section 14.4 and Section 10.2(b) it has not heretofore and shall not seek, take, accept or receive any security for any of the obligations and liabilities of the Borrowers hereunder or under any other document, instrument, writing or agreement ancillary hereto and shall not enter into any agreement with any of the parties hereto or thereto relating in any manner whatsoever to the Credit Facilities, unless all of the Lenders shall at the same time obtain the benefit of any such security or agreement.

         With respect to any enforcement, realization or the taking of any rights or remedies to enforce the rights of the Lenders hereunder, the Agent shall be a trustee for each Lender, and all monies received from time to time by the Agent in respect of the foregoing shall be held in trust and shall be trust assets within the meaning of applicable bankruptcy or insolvency legislation and shall be considered for the purposes of such legislation to be held separate and apart from the other assets of the Agent, and each Lender shall be entitled to their Rateable Portion of such monies. In its capacity as trustee, the Agent shall be obliged to exercise only the degree of care it would exercise in the conduct and management of its own business and in accordance with its usual practice concurrently employed or hereafter instituted for other substantial commercial loans.

14.12    RELIANCE UPON AGENT

         Each of the Borrowers shall be entitled to rely upon any certificate, notice or other document or other advice, statement or instruction provided to it by the applicable Agent pursuant to this Agreement, and each of the Borrowers shall generally be entitled to deal with the applicable Agent with respect to matters under this Agreement which such Agent is authorized to deal with without any obligation whatsoever to satisfy itself as to the authority of such Agent to act on behalf of the Lenders and without any liability whatsoever to the Lenders for relying upon any certificate, notice or other document or other advice, statement or instruction provided to it by the Agent, notwithstanding any lack of authority of the Agent to provide the same.

14.13    NO LIABILITY OF AGENT

         No Agent shall have responsibility or liability to the Borrowers on account of the failure of any Lender to perform its obligations hereunder (unless such failure was caused, in whole or in part, by such Agent's failure to observe or perform its obligations hereunder), or to any Lender on account of the failure of a Borrower or any Lender to perform its obligations hereunder.

14.14    ARTICLE FOR BENEFIT OF AGENT AND LENDERS

         The provisions of this Article 14 which relate to the rights and obligations of the Lenders to each other or to the rights and obligations between the Agent and the Lenders shall be for the exclusive benefit of the Agent and the Lenders, and, except to the extent provided in Sections 14.1, 14.2, 14.6, 14.10, 14.11, 14.12, 14.13 and this Section 14.14, the Borrowers shall not have any rights or obligations thereunder or be entitled to rely for any purpose upon such provisions. Any Lender may waive in writing any right or rights which it may have against the Agent or the other Lenders hereunder without the consent of or notice to the Borrowers.

14.15    AGENCY ACKNOWLEDGMENT

         The parties hereto agree and acknowledge that, for greater certainty, when the term "Agent" is used in the foregoing Sections of this Article 14, such term shall be interpreted to refer to, in all cases and for all purposes, the Canadian Agent, the U.S. Agent or the U.K. Agent or any one or more of them, as the case may be and as the context requires, in order to give effect to the fact that the Canadian Agent, the U.S. Agent and the U.K. Agent are acting as Agent in respect of the Canadian Facility, the U.S. Facility and the U.K. Facility, respectively, in accordance with the provisions of this Agreement. For greater certainty each of the Canadian Agent, the U.S. Agent and the U.K. Agent shall be considered to have its own respective duties and obligations in respect of the Canadian Facility, the U.S. Facility and the U.K. Facility, respectively, and accordingly any liabilities of the Agents which may arise in respect of their respective duties and obligations hereunder shall be several and not joint.

                                   ARTICLE 15
                                     GENERAL

15.1     EXCHANGE AND CONFIDENTIALITY OF INFORMATION

         (1) The Borrowers agree that each Agent and each Lender may provide any assignee or participant or any bona fide prospective assignee or participant pursuant to Sections 15.6 or 15.7 with any information concerning the financial condition of the Borrowers and their Subsidiaries provided such party agrees in writing with such Agent or such Lender for the benefit of the Borrowers to be bound by a like duty of confidentiality to that contained in this Section.

         (2) Each Agent and each of the Lenders acknowledges the confidential nature of the financial, operational and other information and data provided and to be provided to them by the Borrowers pursuant hereto (the "INFORMATION") and agrees to use all reasonable efforts to prevent the disclosure thereof provided, however, that:

         (a) the Agents and the Lenders may disclose all or any part of the Information if, in their reasonable opinion, such disclosure is required: (i) by their respective auditors, or (ii) in connection with any actual or threatened judicial, administrative or governmental proceedings including proceedings initiated under or in respect of this Agreement;

         (b) the Agents and the Lenders shall incur no liability in respect of any Information required to be disclosed by any applicable law or regulation, or by applicable treaty, order, policy or directive having the force of law, to the extent of such requirement;

         (c) the Agents and the Lenders may provide Lenders' Counsel and their other agents and professional advisors with any Information; provided that such persons shall be under a like duty of confidentiality to that contained in this Section;

         (d) the Agents and each of the Lenders shall incur no liability in respect of any Information: (i) which is or becomes readily available to the public (other than by a breach hereof) or which has been made readily available to the public by a Borrower or its Subsidiaries, (ii) which the relevant Agent or the relevant Lender can show was, prior to receipt thereof from such Borrower, lawfully in the Agent's or Lender's possession and not then subject to any obligation on its part to such Borrower to maintain confidentiality, or (iii) which the relevant Agent or the relevant Lender received from a third party who was not, to the knowledge of such Agent or such Lender, under a duty of confidentiality to such Borrower at the time the information was so received;

         (e) the Agents and the Lenders may disclose the Information to other financial institutions in connection with the syndication by the Agents or Lenders of the Credit Facilities or the granting by a Lender of a participation in the Credit Facilities where such financial institution agrees to be under a like duty of confidentiality to that contained in this Section; and

         (f) the Agents and the Lenders may disclose all or any part of the Information so as to enable the applicable Agent and the applicable Lenders to initiate any lawsuit against a Borrower or to defend any lawsuit commenced by a Borrower the issues of which touch on the Information, but only to the extent such disclosure is necessary to the initiation or defense of such lawsuit.

15.2     NATURE OF OBLIGATION UNDER THIS AGREEMENT

         (1) The obligations of each Lender and of each Agent under this Agreement are several. The failure of any Lender to carry out its obligations hereunder shall not relieve the other Lenders, the Agents or the Borrowers of any of their respective obligations hereunder.

         (2) Neither any Agent nor any Lender shall be responsible for the obligations of any other Lender hereunder.

15.3     NOTICES

         Any demand, notice or communication to be made or given hereunder shall be in writing and may be made or given by personal delivery or by transmittal by telecopy or other electronic means of communication addressed to the respective parties as follows:

                  To Nexen:

                  Nexen Inc.
                  2900, 801 - 7th Avenue S.W.
                  Calgary, Alberta
                  T2P 3P7

                  Attention:    Treasurer

                  Telecopy No.: (403) 232-0599

                  with a copy to the attention of the Senior Vice President and General Counsel at the above address, telecopy no.: (403) 699-5743

                  To U.S. Borrower:

                  Nexen Holdings U.S.A. Inc.
                  12790 Merit Drive
                  Suite 800, LB 94
                  Dallas, Texas
                  75252

                  Attention:     Vice President and Assistant Secretary

                  Telecopy No.:  (972) 450-4729

                  with a copy to Nexen at the above address and telecopy numbers for Nexen to the attention of each of (a) the Treasurer and
                  (b) the Senior Vice President and General Counsel.

                  To U.K. Borrower:

                  Nexen Petroleum U.K. Limited
                  Charter Place
                  Vine Street
                  Uxbridge, Middlesex
                  UB8 1JG
                  England

                  Attention:     Alan O'Brien

                  Telecopy No.:   011-44-1895-237-232

                  with a copy to Nexen at the above address and telecopy numbers for Nexen to the attention of each of (a) the Treasurer and
                  (b) the Senior Vice President and General Counsel.

                  To the Canadian Agent:

                  The Toronto-Dominion Bank
                  Royal Trust Tower
                  77 King Street West, 18th Floor
                  Toronto, Ontario
                  M5K 1A2

                  Attention:     Vice President, Loan Syndications - Agency

                  Telecopy No.:  (416) 982-5535

                  with a copy (other than in the case of Drawdown Notices, Conversion Notices, Rollover Notices and Repayment Notices) to:

                  TD Securities
                  Corporate Credit
                  800, 324 - 8th Avenue S.W.
                  Calgary, Alberta
                  T2P 2Z2

                  Attention:     Vice President and Director
                  Telecopy No.:  (403) 292-2772


                  To the U.S. Agent:

                  Toronto Dominion (Texas) LLC
                  c/o The Toronto-Dominion Bank
                  Royal Trust Tower
                  77 King Street West, 18th Floor
                  Toronto, Ontario
                  M5K 1A2

                  Attention:     U.S. Agency Services

                  Telecopy No.:  (416) 307-3826

                  with a copy (other than in the case of Drawdown Notices, Conversion Notices, Rollover Notices and Repayment Notices) to:

                  TD Securities
                  Corporate Credit
                  800, 324 - 8th Avenue S.W.
                  Calgary, Alberta
                  T2P 2Z2

                  Attention:        Vice President and Director
                  Telecopy No.:     (403) 292-2772

                  To the U.K. Agent:

                  The Toronto-Dominion Bank, London Branch
                  c/o The Toronto-Dominion Bank
                  Royal Trust Tower
                  77 King Street West, 18th Floor
                  Toronto, Ontario
                  M5K 1A2

                  Attention:     U.K. Agency Services

                  Telecopy No.:  (416) 982-8619
                  with a copy (other than in the case of Drawdown Notices, Conversion Notices, Rollover Notices and Repayment Notices) to:

                  TD Securities
                  Corporate Credit
                  800, 324 - 8th Avenue S.W.
                  Calgary, Alberta
                  T2P 2Z2

                  Attention:     Vice President and Director
                  Telecopy No.:  (403) 292-2772


                  To each Lender: As set forth in the most recent administrative questionnaire or other written notification provided to the Agent or to such other address or telecopy number as any party may from time to time notify the others in accordance with this Section. Any demand, notice or communication made or given by personal delivery or by telecopier or other electronic means of communication during normal business hours at the place of receipt on a Banking Day shall be conclusively deemed to have been made or given at the time of actual delivery or transmittal, as the case may be, on such Banking Day. Any demand, notice or communication made or given by personal delivery or by telecopier or other electronic means of communication after normal business hours at the place of receipt or otherwise than on a Banking Day shall be conclusively deemed to have been made or given at 9:00 a.m. (Calgary time) on the first Banking Day following actual delivery or transmittal, as the case may be.

15.4     GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of any Borrower may be found.

15.5     BENEFIT OF THE AGREEMENT

         This Agreement shall enure to the benefit of and be binding upon the Borrowers, the Lenders, the Agent and their respective successors and permitted assigns.

15.6     ASSIGNMENT

         (1) Any Lender may, without the consent during the continuance of an Event of Default and at all other times with the prior written consent of each of Nexen (on behalf of the Borrowers), the Fronting Lenders and the Agents, which consents shall not be unreasonably withheld, sell, assign, transfer or grant an interest in its Commitments, its Rateable Portion of the Loans and its rights under the Documents; provided that, (a) the consent of Nexen on behalf of the Borrowers to the sale, assignment, transfer or grant shall not be withheld solely because the sale, assignment, transfer or grant may result in an increase to the Mandatory Cost and (b) without the consent of the Borrowers, each Fronting Lender and the Agents, no Lender shall sell, assign, transfer or grant an interest in any Commitment, Loan or Document unless (i) such Lender and, if applicable, its Affiliates which are Lenders are concurrently assigning to the contemplated assignee (and, if applicable, its Affiliates) an equal percentage interest in all of its or their, as the case may be, Canadian Facility Commitments, U.S. Facility Commitments and U.K. Facility Commitments and the Obligations owing to each under each Credit Facility or (ii) if the effect of the same would be to have a Lender with aggregate Commitments of less than U.S.$10,000,000; and further provided that, it shall be a precondition to any such sale, assignment, transfer or grant that the contemplated assignee Lender shall have paid to the Canadian Agent, for the Canadian Agent's own account, a transfer fee of U.S.$3,500. Subject to Section 7.8(3), upon any such sale, assignment, transfer or grant, the granting Lender shall have no further obligation hereunder with respect to such interest except in case of a grant to an Affiliate of the granting Lender, in which case such Lender shall remain obligated hereunder with respect to such interest. Upon any such sale, assignment, transfer or grant, the granting Lender, the new Lender, the applicable Agents and the applicable Borrower shall execute and deliver an Assignment Agreement. Subject to the provisions of Section 10.2(d), the Borrowers shall not assign their rights or obligations hereunder without the prior written consent of all of the Lenders.

         (2) Any Lender may at any time grant a Security Interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any Security Interest to secure obligations to a U.S. Federal Reserve Bank, and this Section shall apply to any such grant of a Security Interest; PROVIDED that no such grant of a Security Interest shall release a Lender from any of its obligations hereunder or substitute any holder of such Security Interest for such Lender as a party hereto.

         (3)

         (a)      If:

                  (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

                  (ii) any change in the status of a Borrower after the date of this Agreement; or

                  (iii) a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

                  obliges an Agent or any Lender (or, in the case of paragraph
                  (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Borrower shall promptly upon the request of the applicable Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by such Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the such Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transaction contemplated in the Documents.

         (b) Each Lender shall promptly, upon the request of the applicable Agent, supply, or procure the supply of, such documentation and other evidence as is reasonably requested by such Agent (for itself) in order for such Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transaction contemplated in the Documents.

         (4) Each Agent (with respect to the applicable Credit Facility for which it is the Agent) shall, on behalf of the applicable Borrower, maintain at its address referred to in Section 15.3 a copy of each executed Assignment Agreement delivered to it and a register (each, a "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of, and the principal amount of the Loans owing to, each Lender from time to time. The entries in the applicable Register shall be conclusive, in the absence of manifest error, and the Borrowers, each Agent and the Lenders shall treat each person whose name is recorded in the applicable Register as the owner of the Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan shall be effective only upon appropriate entries with respect thereto being made in the applicable Register. Each Register shall be available for inspection by the applicable Borrower and any applicable Lender (with respect to any entry relating to the Loans of such Lender) at any reasonable time and from time to time upon reasonable prior notice to the applicable Agent.

15.7     PARTICIPATIONS

         Any Lender may grant one or more participations in its Commitments and its Rateable Portion of the Loans to other persons, provided that the granting of such a participation shall be at the Lender's own cost and shall not affect the obligations of such Lender hereunder nor shall it increase the costs to the Borrowers hereunder or under any of the other Documents. The Borrowers also agree that each participant shall be entitled to the benefits of Section 8.5 with respect to its interest in the Commitments and the Loans outstanding from time to time as if such participant were a Lender; PROVIDED, that: (a) any such participant shall have complied with the requirements of Section 8.5, including
Section 8.5(5); (b) no participant shall be entitled to receive any greater amount pursuant to such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such participant had no such transfer occurred; and
(c) any such participant under the Canadian Facility shall only be entitled to such benefits of Section 8.5 if it is a Canadian Qualifying Lender. For the purposes of this Section 15.7, each Lender from which a participant purchased the related participation shall act as agent on behalf of such participant to the extent required so that such participant shall receive the benefit of this
Section 15.7.

15.8     SEVERABILITY

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.9     WHOLE AGREEMENT

         This Agreement and the other Documents constitute the whole and entire agreement between the parties hereto regarding the subject matter hereof and thereof and cancel and supersede any prior agreements, undertakings, declarations, commitments, representations, written or oral, in respect thereof.

15.10    AMENDMENTS AND WAIVERS

         Any provision of this Agreement may be amended only if the Borrowers and the Majority of the Lenders so agree in writing and, except as otherwise specifically provided herein, may be waived only if the Majority of the Lenders so agree in writing, but:

         (a) an amendment or waiver which changes or relates to (i) the amount or type of the Loans available hereunder (or decreases in the periods of notice for Drawdowns, Conversions, Rollovers or voluntary prepayment of Loans) or any Lender's Commitment,
                  (ii) decreases in the rates of interest, Bankers' Acceptance or Letter of Credit fees or standby fees, utilization fees, or deferral of the dates of payment of interest fees or mandatory repayments of principal, (iii) Section 2.4, 2.19, 2.20, 2.21,
                  2.23 or 2.24, (iv) decreases in the amount of or deferral of the dates of payment of other amounts payable hereunder (other than fees payable for the account of an Agent), (v) the definition of "Majority of the Lenders", (vi) any provision hereof contemplating or requiring consent, approval or agreement of "all Lenders", "the Lenders" or similar expressions or permitting waiver of conditions or covenants or agreements by "all Lenders", "the Lenders" or similar expressions, (vii) the definition of "Event of Default",
                  (viii) the Nexen Guarantee (or any replacement guarantee therefor), or (ix) this Section, shall require the agreement or waiver of all the Lenders and also (in the case of an amendment) of the other parties hereto; and

         (b) an amendment or waiver which changes or relates to the rights and/or obligations of an Agent or a Fronting Lender shall also require the agreement of such Agent or Fronting Lender (as the case may be) thereto.

Any such waiver and any consent by an Agent, a Fronting Lender, any Lender, the Majority of the Lenders or all of the Lenders under any provision of this Agreement must be in writing and may be given subject to any conditions thought fit by the person giving that waiver or consent. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

15.11    FURTHER ASSURANCES

         The Borrowers, the Lenders and the Agents shall promptly cure any default by it in the execution and delivery of this Agreement, the Documents or any of the agreements provided for hereunder to which it is a party. Each Borrower, at its expense, shall promptly execute and deliver to the applicable Agent, upon request by such Agent (acting reasonably), all such other and further deeds, agreements, opinions, certificates, instruments, affidavits, registration materials and other documents reasonably necessary for such Borrower's compliance with, or accomplishment of the covenants and agreements of such Borrower hereunder or more fully to state the obligations of such Borrower as set out herein or to make any registration, recording, file any notice or obtain any consent, all as may be reasonably necessary or appropriate in connection therewith. Without limiting the foregoing, Nexen shall use all commercially reasonable efforts to cause the trustee under the indenture or indentures governing the Capital Securities to take such action as may, from time to time, be necessary or appropriate in the opinion of the Canadian Agent, acting reasonably, to effectuate the subordination of the Capital Securities to the Obligations in accordance with the terms of such indenture or indentures.

15.12    ATTORNMENT

         The parties hereto each hereby attorn and submit to the jurisdiction of the courts of the Province of Alberta in regard to legal proceedings relating to the Documents. For the purpose of all such legal proceedings, this Agreement shall be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta shall have jurisdiction to entertain any action arising under this Agreement. Notwithstanding the foregoing, nothing in this Section shall be construed nor operate to limit the right of any party hereto to commence any action relating hereto in any other jurisdiction, nor to limit the right of the courts of any other jurisdiction to take jurisdiction over any action or matter relating hereto.

15.13    TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

15.14    CHANGE OF CURRENCY

         If any change in the currency of the United Kingdom occurs, this Agreement shall, to the extent the U.K. Agent (acting reasonably and after consultation with Nexen and the U.K. Borrower) specifies to be necessary, be amended to comply with generally accepted conventions and market practice in the London interbank market and otherwise to reflect the change in currency.

15.15    USA PATRIOT ACT

         Each Lender that is subject to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "ACT") hereby notifies the Borrowers that, pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies Nexen and its Subsidiaries, which information includes the name and address of Nexen and its Subsidiaries and other information that will allow such Lender to identify Nexen and its Subsidiaries in accordance with the Act.

15.16    CREDIT AGREEMENT GOVERNS

         In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the other Documents, the provisions of this Agreement, to the extent of the conflict or inconsistency, shall govern and prevail.

15.17    COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by sending a scanned copy by electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.



         [the remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF the parties hereto have executed this Agreement

                                        BORROWERS:

                                        NEXEN INC.

                                        By: /s/ Marvin F. Romanow
                                            -----------------------------------
                                            Name:   Marvin F. Romanow
                                            Title:  Executive Vice-President and
                                                    Chief Financial Officer

                                        By: /s/ Una Power
                                            -----------------------------------
                                            Name:   Una Power
                                            Title:  Treasurer



                                        NEXEN HOLDINGS U.S.A. INC.

                                        By: /s/ Douglas B. Otten
                                            -----------------------------------
                                            Name:   Douglas B. Otten
                                            Title:  President


                                        By: /s/ Marvin F. Romanow
                                            -----------------------------------
                                            Name:   Marvin F. Romanow
                                            Title:  Vice-President



                                        NEXEN PETROLEUM U.K. LIMITED

                                        By: /s/ Philip Oldham
                                            -----------------------------------
                                            Name:   Philip Oldham
                                            Title:  Director


                                        By: /s/ Alan O'Brien
                                            -----------------------------------
                                            Name:   Alan O'Brien
                                            Title:  Director




SIGNATURE PAGE TO CREDIT AGREEMENT

                                        LENDERS:


                                        THE TORONTO-DOMINION BANK

                                        By: /s/ Loretta Palandri
                                            -----------------------------------
                                            Name:   Loretta Palandri
                                            Title:  Vice President & Director

                                        By: /s/ Glen Cameron
                                            -----------------------------------
                                            Name:   Glen Cameron
                                            Title:  Associate



                                        TORONTO DOMINION (TEXAS) LLC

                                        By: /s/ Jim Bridwell
                                            -----------------------------------
                                            Name:   Jim Bridwell
                                            Title:  Authorized Signatory



                                        TD BANK EUROPE LIMITED

                                        By: /s/ Reese Barlow
                                            -----------------------------------
                                            Name:   Reese Barlow
                                            Title:  Vice President & Director

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        BNP PARIBAS (CANADA)

                                        By: /s/  Michael Gosselin
                                            -----------------------------------
                                            Name:   Michael Gosselin
                                            Title:  Managing Director

                                        By: /s/ Jean-Philippe Cadot
                                            -----------------------------------
                                            Name:   Jean-Philippe Cadot
                                            Title:  Director



                                        BNP PARIBAS,
                                        ACTING THROUGH ITS HOUSTON AGENCY

                                        By: /s/ Betsy Jocher
                                            -----------------------------------
                                            Name:   Betsy Jocher
                                            Title:  Vice President

                                        By: /s/ Polly Schott
                                            -----------------------------------
                                            Name:   Polly Schott
                                            Title:  Vice President



                                        BNP PARIBAS, LONDON BRANCH

                                        By: /s/ H. Cassaigne
                                            -----------------------------------
                                            Name:   H. Cassaigne
                                            Title:

                                        By: /s/ P. Stacy
                                            -----------------------------------
                                            Name:   P. Stacy
                                            Title:


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        CANADIAN IMPERIAL BANK OF COMMERCE

                                        By: /s/ Randy Geislinger
                                            -----------------------------------
                                            Name:   Randy Geislinger
                                            Title:  Director

                                        By: /s/ Joelle Chatwin
                                            -----------------------------------
                                            Name:   Joelle Chatwin
                                            Title:  Executive Director



                                        CISC, INC.

                                        By: /s/ Geraldine Kerr
                                            -----------------------------------
                                            Name:   Geraldine Kerr
                                            Title:  Executive Director
                                                    CIBC World Markets Corp.
                                                    as Agent

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        LONDON BRANCH

                                        By: /s/ G. B. Wilson
                                            -----------------------------------
                                            Name:   G. B. Wilson
                                            Title:  Executive Director

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



SIGNATURE PAGE TO CREDIT AGREEMENT

                                        ROYAL BANK OF CANADA

                                        By: /s/ David Foltz
                                            -----------------------------------
                                            Name:   David Foltz
                                            Title:  Authorized Signatory

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        ROYAL BANK OF CANADA,
                                        ACTING THROUGH A NEW YORK BRANCH

                                        By: /s/ Dustin Craven
                                            -----------------------------------
                                            Name:   Dustin Craven
                                            Title:  Attorney-In-Fact

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        ROYAL BANK OF CANADA, LONDON BRANCH

                                        By: /s/ M.J. Atherton
                                            -----------------------------------
                                            Name:   M.J. Atherton
                                            Title:  Director, Corporate Banking

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        BANK OF AMERICA, N.A., CANADA BRANCH

                                        By: /s/ Nelson Lam
                                            -----------------------------------
                                            Name:   Nelson Lam
                                            Title:  Vice President

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        BANK OF AMERICA, N A.

                                        By: /s/ Joseph F. Scott
                                            -----------------------------------
                                            Name:   Joseph F. Scott
                                            Title:  Vice President

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        BANK OF AMERICA, N.A., LONDON BRANCH

                                        By: /s/ Keith Thomas
                                            -----------------------------------
                                            Name:   Keith Thomas
                                            Title:  Vice President

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        CITIBANK, N.A., CANADIAN BRANCH

                                        By: /s/ James K.G. Campbell
                                            -----------------------------------
                                            Name:   James K.G. Campbell
                                            Title:

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        CITIBANK, N.A.

                                        By: /s/ Andrew L. Kreeger
                                            -----------------------------------
                                            Name:   Andrew L. Kreeger
                                            Title:  Vice President

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        CITIBANK, N.A., LONDON BRANCH

                                        By: /s/ Niels Kirk
                                            -----------------------------------
                                            Name:   Niels Kirk
                                            Title:  MD

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



SIGNATURE PAGE TO CREDIT AGREEMENT

                                        DEUTSCHE BANK AG, CANADA BRANCH

                                        By: /s/ Paul Jurist
                                            -----------------------------------
                                            Name:   Paul Jurist
                                            Title:  Managing Director and
                                                    Principal Officer

                                        By: /s/ Robert Johnston
                                            -----------------------------------
                                            Name:   Robert Johnston
                                            Title:  Vice-President



                                        DEUTSCHE BANK AG NEW YORK BRANCH

                                        By: /s/ David J. Bell
                                            -----------------------------------
                                            Name:   David J. Bell
                                            Title:  Managing Director

                                        By: /s/ David M. Waill
                                            -----------------------------------
                                            Name:   David M. Waill
                                            Title:  Managing Director



                                        DEUTSCHE BANK AG, LONDON BRANCH

                                        By: /s/ Richard Sedlacek
                                            -----------------------------------
                                            Name:   Richard Sedlacek
                                            Title:  Director

                                        By: /s/ Andreas Dubeneer
                                            -----------------------------------
                                            Name:   Andreas Dubeneer
                                            Title:  Assistant Vice President


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ Richard D. Lee
                                            -----------------------------------
                                            Name:   Richard D. Lee
                                            Title:  Managing Director

                                        By: /s/ Andrew Kellock
                                            -----------------------------------
                                            Name:   Andrew Kellock
                                            Title:  Associate Director



                                        THE BANK OF NOVA SCOTIA, ATLANTA AGENCY

                                        By: /s/ Nadine Bell
                                            -----------------------------------
                                            Name:   Nadine Bell
                                            Title:  Senior Manager

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        SCOTIABANK EUROPE PLC

                                        By: /s/ Guy Spaull
                                            -----------------------------------
                                            Name:   Guy Spaull
                                            Title:  Managing Director

                                        By: /s/ Guy Hudson
                                            -----------------------------------
                                            Name:   Guy Hudson
                                            Title:  Associate Director


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        BANK OF MONTREAL

                                        By: /s/ R.P. Heinrichs
                                            -----------------------------------
                                            Name:   R.P. Heinrichs
                                            Title:  Vice-President

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        BANK OF MONTREAL, CHICAGO BRANCH

                                        By: /s/ Bruce A. Pietka
                                            -----------------------------------
                                            Name:   Bruce A. Pietka
                                            Title:  Vice President



                                        BANK OF MONTREAL, LONDON BRANCH

                                        By: /s/ Anthony Ebdon
                                            -----------------------------------
                                            Name:   Anthony Ebdon
                                            Title:  Director

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        CONGRESS FINANCIAL CORPORATION CANADA

                                        By: /s/ Enza Agosta
                                            -----------------------------------
                                            Name:   Enza Agosta
                                            Title:  Vice President
                                                    Congress Financial
                                                    Corporation (Canada)

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        WACHOVIA BANK N.A.

                                        By: /s/ Lawrence N. Gross
                                            -----------------------------------
                                            Name:   Lawrence N. Gross
                                            Title:  Assistant Vice President

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        WACHOVIA BANK N.A. LONDON BRANCH

                                        By: /s/ Lawrence N. Gross
                                            -----------------------------------
                                            Name:   Lawrence N. Gross
                                            Title:  Assistant Vice President

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        HSBC BANK CANADA

                                        By: /s/ Greg Gannett
                                            -----------------------------------
                                            Name:   Greg Gannett
                                            Title:  Associate Director

                                        By: /s/ Nigel Richardson
                                            -----------------------------------
                                            Name:   Nigel Richardson
                                            Title:  Head of Corporate Banking,
                                                    Western Region Director



                                        HSBC BANK USA, NATIONAL ASSOCIATION

                                        By: /s/ Rosa Pritsc
                                            -----------------------------------
                                            Name:   Rosa Pritsc
                                            Title:  Vice President

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        HSBC BANK PLC

                                        By: /s/ Peter Campbell
                                            -----------------------------------
                                            Name:   Peter Campbell
                                            Title:  Relationship Manager

                                        By: /s/ Sophie Recht
                                            -----------------------------------
                                            Name:   Sophie Recht
                                            Title:  Associate


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        BANK OF TOKYO-MITSUBISHI (CANADA)

                                        By: /s/ Davis J. Stewart
                                            -----------------------------------
                                            Name:   Davis J. Stewart
                                            Title:  Senior Vice President

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        HOUSTON AGENCY

                                        By: /s/ Kelton Glasscock
                                            -----------------------------------
                                            Name:   Kelton Glasscock
                                            Title:  Vice-President & Manager

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        THE BANK OF TOKYO-MITSUBISHI, LTD.

                                        By: /s/ A.C. Trenouth
                                            -----------------------------------
                                            Name:   A.C. Trenouth
                                            Title:  Deputy General Manager

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        WESTLB AG, TORONTO BRANCH

                                        By: /s/ Alik A. Kassner
                                            -----------------------------------
                                            Name:   Alik A. Kassner
                                            Title:  Principal Officer

                                        By: /s/ Robert L. Dyck
                                            -----------------------------------
                                            Name:   Robert L. Dyck
                                            Title:  Director, Corporate Finance



                                        WESTLB AG, TORONTO BRANCH

                                        By: /s/ Alik A. Kassner
                                            -----------------------------------
                                            Name:   Alik A. Kassner
                                            Title:  Principal Officer

                                        By: /s/ Robert L. Dyck
                                            -----------------------------------
                                            Name:   Robert L. Dyck
                                            Title:  Director, Corporate Finance



                                        WESTLB  AG, TORONTO BRANCH

                                        By: /s/ Alik A. Kassner
                                            -----------------------------------
                                            Name:   Alik A. Kassner
                                            Title:  Principal Officer

                                        By: /s/ Robert L. Dyck
                                            -----------------------------------
                                            Name:   Robert L. Dyck
                                            Title:  Director, Corporate Finance


SIGNATURE PAGE TO CREDIT AGREEMENT

                                        ALBERTA TREASURY BRANCHES

                                        By: /s/ Eugene Cruczman
                                            -----------------------------------
                                            Name:   Eugene Cruczman
                                            Title:  Relationship Manager

                                        By: /s/ Victor Martinez
                                            -----------------------------------
                                            Name:   Victor Martinez
                                            Title:  Account Manager





SIGNATURE PAGE TO CREDIT AGREEMENT

                                        AGENTS:


                                        THE TORONTO-DOMINION BANK,
                                        in its capacity as the Canadian Agent

                                        By: /s/ Joseph L. Cavanaugh
                                            -----------------------------------
                                            Name:   Joseph L. Cavanaugh
                                            Title:  Vice President, Loan
                                                    Syndications - Agency

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        TORONTO DOMINION (TEXAS) LLC,
                                        in its capacity as the U.S. Agent

                                        By: /s/ Jim Bridwell
                                            -----------------------------------
                                            Name:   Jim Bridwell
                                            Title:  Authorized Signatory

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:



                                        THE TORONTO-DOMINION BANK,
                                        LONDON BRANCH
                                        in its capacity as the U.K. Agent

                                        By: /s/ Elizabeth Butura
                                            -----------------------------------
                                            Name:   Elizabeth Butura
                                            Title:  V.P.

                                        By: /s/
                                            -----------------------------------
                                            Name:
                                            Title:




SIGNATURE PAGE TO CREDIT AGREEMENT